As filed with the Securities and Exchange Commission on April 28, 2026

Registration No.    333-249144

811-05672

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

Post-Effective Amendment No. 6

and

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 367

WRL Series Annuity Account

(Exact Name of Registrant)

Transamerica Life Insurance Co

(Name of Depositor)

6400 C Street SW

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Brian Stallworth, Esquire

Transamerica Life Insurance Co

c/o Office of the General Counsel

6400 C Street SW

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

It is proposed that this filing become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2026 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

WRL FREEDOM WEALTH CREATOR®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2026

to the

Prospectus dated May 1, 2026

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Wealth Creator® dated May 1, 2026

WRL FREEDOM WEALTH CREATOR®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective May 1, 2009.
This prospectus describes information You should know before You purchase a WRL Freedom Wealth Creator® variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Underlying Fund Portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the Underlying Fund Portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. The Policy is a complex investment vehicle and involves risk including potential loss of principal. The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, taxes, and tax penalties. Our financial obligations under the Policy are subject to our financial strength and claim-paying ability. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. We are relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2026

GLOSSARY OF TERMS
Accumulation Period- The period between the Policy Date and the Maturity Date while the Policy is In Force.
Accumulation Unit Value- An accounting unit of measure we use to calculate Subaccount values during the Accumulation Period.
Administrative Office- Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777. Please send all Purchase Payments, loan repayments, correspondence and notices to the Administrative Office.
Age - The issue Age, which is Annuitant’s Age on the birthday nearest the Policy Date, plus the number of completed Policy years. When we use the term “Age” in this prospectus, it has the same meaning as “attained Age” in the Policy.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Unit Value- An accounting unit of measure we use to calculate annuity payments from the Subaccounts after the Maturity Date.
Annuity Value- The sum of the Separate Account Value and the Fixed Account Value at the end of any Valuation Period.
Beneficiary(ies)- The person(s) who has the right to the death benefit as set forth in the Policy.
Cash Value- The Annuity Value less any applicable  less any premium taxes, any withdrawal charge, any loans and unpaid accrued interest, the annual Policy charge and any rider charges.
Code or Internal Revenue Code - The Internal Revenue Code of 1986, as amended.
Death Report Day- The Valuation Date on which we have received due proof of death.
Fixed Account- One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Fixed Account Value- During the Accumulation Period, Your Policy’s value in the Fixed Account.
In Force- Condition under which the Policy is active and an Owner is entitled to exercise all rights under the Policy.
Investment Option(s) - The Subaccounts and the Fixed Account.
Maturity Date- The date on which the Accumulation Period ends and annuity payments begin.
Monthiversary- The same day in the month as the Policy Date. When there is no date in a calendar month that coincides with the Policy Date, the Monthiversary is the first day of the next month.
NYSE - New York Stock Exchange.
Owner (You, Your)- The person(s) entitled to exercise all rights and privileges under the Policy. The Annuitant is an Owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint Owners may be named, provided the joint Owners are husband and wife. Joint ownership is not available in all states.
Policy- The WRL Freedom Wealth Creator®, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Anniversary- The same day in each succeeding year as the Policy Date. If there is no day in a calendar year which coincides with the Policy Date, the Policy Anniversary will be the first day of the next month.
Policy Date- The date shown on the contract schedule attached to the Policy and the date on which the Policy becomes effective.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Purchase Payments- Amounts paid by an Owner or on an Owner’s behalf to Transamerica Life Insurance Company as consideration for the benefits provided by the Policy. When we use the term “Purchase Payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Policy, which means the Purchase Payment less any applicable premium taxes.
Required Beginning Date- April 1 of the calendar year next following the year in which the Owner reaches the applicable age as per Code section 401(a)(9)(C). If distributions hereunder commence prior to such date under an annuity option that provides for distributions that are made in accordance with Regulation Section 1.401(a)(9)-6(a)(3), then the Annuity Start Date shall be treated as the Required Beginning Date in accordance with Regulation Section 1.401(a)(9)-6(k).
Separate Account- WRL Series Annuity Account, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Purchase Payments under the policies may be allocated.

Separate Account Value- The portion of the Policy Value that is invested in the Separate Account.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Successor Owner- The person who becomes the new Owner if the Owner is not the Annuitant and dies before the Annuitant.
Surrender- The termination of a Policy at the option of an Owner.
Underlying Fund Portfolio- Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows You to invest in the Underlying Fund Portfolios through our Subaccounts. We reserve the right to add other Underlying Fund Portfolios as investment choices under the Policy in the future.
Valuation Date- Each day on which the NYSE is open for trading, except when a Subaccount's corresponding portfolio does not value its shares. Transamerica Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as Valuation Date.
Valuation Period- The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

Overview of the policy
Purpose
The WRL Freedom Wealth Creator® is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated Beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate funds for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or Surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Purchase Payments and Policy value in:
●
Underlying Fund Portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
●
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix – Investment Options Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value. You may elect to purchase the Guaranteed Minimum Income Benefit rider for an additional fee that guarantees a “minimum Annuitization value”.
You can choose from among several fixed and variable annuity payment options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of annuity proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to Your Beneficiary, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. WRL Freedom Wealth Creator® Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any Purchase Payments in addition to the initial minimum Purchase Payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You may be subject to a negative Excess Interest Adjustment and/or have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than Age 59½.

Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated Beneficiaries based on spousal continuation, Beneficiary death or if You have multiple Beneficiaries.
Optional Guaranteed Minimum Income Benefit Rider. For an additional fee, You will be assured a minimum level of income in the future by guaranteeing a “minimum Annuitization value”. If You selected this rider You are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum Annuitization value, regardless of the performance of the underlying investment portfolios.
Optional Additional Earnings Rider. For an additional fee, this rider may pay an additional earnings rider amount when the Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy.
Additional Services. At no additional charge, You may select the following additional services:
●
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
●
Asset Rebalancing. This service automatically reallocates Your Policy value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
●
Systematic Withdrawals. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
●
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawal?
Yes. If You withdraw money during a specified number of years following each Purchase Payment being withdrawn, You may be assessed a withdrawal charge. The withdrawal charge is assessed for 7 years with a maximum of 8%.For example, if You make an early withdrawal, You could pay a withdrawal charge on a $100,000 investment of up to $8,000.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Withdrawal Charge Access to Your Money - Withdrawals and Surrenders
Are There Transaction Charges?
Yes. In addition to withdrawal charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $25 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses

	FEES AND EXPENSES			Location in Prospectus
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.40%
	Annual Policy Charge[2]	$0	$35
	Portfolio Company (fund fees and expenses)[3]	0.29%	2.86%
	Optional Benefit Expenses (if elected)	0.35%[1]	0.50%[1]
1 As a percentage of average Separate AccountValue.
2 As a percentage of Annuity Value.
3 As a percentage of Portfolio Company assets.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,807	Highest Annual Cost $4,803
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional Purchase Payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional Purchase
Payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Is This a Short-Term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Withdrawal charges may apply for several years under the Policy.
Withdrawal charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Withdrawal Charge Tax Information

	RISKS	Location in Prospectus
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Risk Appendix - Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)851-9777.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Expenses – Transaction Expenses Investment Choices – Transfers Market Timing and Disruptive Trading
Are There any Restrictions on Policy Benefits?
Yes.●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed the limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders
	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before Age 59 ½.
Tax Information

	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC. (“TCL”) formerly known as Transamerica Capital, Inc.
(“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. State Premium Taxes may also apply.
Transaction Expenses:
Sales Load Imposed On Purchase Payments	None
Maximum Withdrawal Charge (as a % of Purchase Payments)(1)(2)(3)	8%
Transfer Charge(4)	$25 after 12 per year
Loan Processing Fee(5)	$30 per loan
Change in Purchase Payment Allocation Fee(6)	$25 after 1 per Policy quarter
Special Service Fee	$25
(1)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(2)The withdrawal charge decreases based on the number of months since each Purchase Payment was made, from 8% in the year in which the Purchase Payment was made to 0% in the 85th month after the Purchase Payment was made. To calculate withdrawal charges, the first Purchase Payment made is considered to come out first. This charge is waived under certain circumstances.
(3)We may reduce or waive the withdrawal charge and the annual Policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(4)There is no charge for transfers from the Fixed Account, however they will be counted toward the 12 free transfers allowed per Policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
(5)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
(6)If, in any Policy quarter during the Accumulation Period, You change the way that You allocate Your Purchase Payments more than once, we reserve the right to impose a $25 charge for the second and each additional change in allocation that You make during that Policy quarter. If we impose this charge in the future, we will deduct the charge from the Subaccounts on a pro rata basis.
Annual Contract Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including portfolio fees and expenses. This table also includes the charges You would pay if You added optional riders to Your Policy.
Annual Policy Charge(1)	$35 per Policy yearly
Base Contract Expenses (as a % of average Separate Account Value during the Accumulation Period)(2)	1.40%
Optional Benefit Rider Fees (No Longer Available):
Guaranteed Minimum Income Benefit Rider(3)
Current	0.45%
Maximum	0.50%
Additional Earnings Rider(4)	0.35%
(1)We may reduce or waive the withdrawal charge and the annual Policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(2)This charge applies to each Subaccount. It does not apply to the FixedAccount. This charge applies during the Accumulation Period; it also applies during the income phase if You elect variable annuity income payments.

(3)This rider is no longer available. The annual rider charge is a percentage of the minimum Annuitization value. If You choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after an upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. If the Annuity Value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum Annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If You later choose to Annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date You Annuitize under the rider. We may change the guaranteed minimum payment fee in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Optional Benefit Riders
(4)This rider is no longer available. The annual rider charge is a percentage of Your Policy’s Annuity Value. The charge will not increase once the rider has been issued. We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. See Optional Benefit Riders.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix – Investment Options Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.29%	2.86%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, and other expenses, after any waivers or expense reimbursement	0.29%	1.68%
Example(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This includes the maximum annual Portfolio Company expenses and Guaranteed Minimum Income Benefit rider. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
Example(14)	1 Year	3 Years	5 Years	10 Years
If You Surrender the Policy at the end of the applicable time period.	$12,852	$20,663	28,623	$49,777
If You Annuitize* or remain invested in the Policy at the end of the applicable time period.	$4,852	$14,663	$24,623	$49,777
*You cannot Annuitize Your Policy before Your Policy’s fifth anniversary.
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the Underlying Fund Portfolios You select. Each Underlying Fund Portfolio may have its own unique risks. We reserve the right to remove or substitute underlying funds, to impose investment restrictions and to limit additional purchase payments or transfers between investment options.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your premium payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty if taken before Age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy value caused by the performance of the Underlying Fund Portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Investment Restrictions – Opportunity Risks. Generally, the living benefit riders offered under the Policy restrict Your choice of available Underlying Fund Portfolios. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the riders from our own assets. These restrictions could result in an opportunity cost – in the form of Underlying Fund Portfolios that You did not invest in that ultimately generated superior investment performance. Thus, You should consider these Underlying Fund Portfolio restrictions when deciding whether to elect an optional benefit that features such restrictions.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to Age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies. We are relying on the exemption provided by Rule 12h-7 under the 1943 Act. In reliance on that exemption, we do not file periodic and current reports that we would be otherwise required to file pursuant to Section 15(d) of the 1934 Act.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy value that is allocated to the Subaccounts of the Separate Account. Your Policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. Policy value allocated to a variable option will vary based on the investment experience of the corresponding Portfolio Company in which the variable option invests. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. For more information see The Fixed Account.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves to that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate Purchase Payments and Policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Policy Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Account
The Company established a Separate Account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The Separate Account receives and invests the Purchase Payments that are allocated to it for investment in shares of the Underlying Fund Portfolios.
The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to the Company's other income, gains or losses.
The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account may include other Subaccounts that are not available under these policies.
The Underlying Funds
At the time You purchase Your Policy, You may allocate Your premium to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through an investment professional even though they may have similar investment strategies and the same portfolio managers. Each Underlying Fund Portfolio has varying degrees of investment risk. Underlying Fund Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Underlying Fund Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Underlying Fund Portfolio. Certain Underlying Fund Portfolios may not be available in all states and in all share classes. Please see Appendix - Investment Options Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can contact us to find out more about the availability of any of the Transamerica annuity policies.
You should decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
To the extent required by law, we will vote the Underlying Fund Portfolios' shares in accordance with instructions we receive from You and other Owners that have voting interest in the portfolios. We will send You and other Owners’ requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of Policy Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.
THE ANNUITY POLICY
This prospectus describes information You should know before You purchase the WRL Freedom Wealth Creator®.
An annuity is a Policy between You (the Owner), and an insurance company (in this case the Company), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Maturity Date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the Maturity Date, Your annuity is in the Accumulation Period and the earnings (if any) are tax deferred. Tax deferral means You generally are not taxed until You take money out of Your annuity. After the Maturity Date, Your annuity switches to the income phase.
The Policy is a flexible premium deferred variable annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional Purchase Payments of $50 or more until the Maturity Date. You are not required to make any additional Purchase Payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the Accumulation Period depends upon the performance of Your Subaccounts. If You elect to receive variable annuity payments during the income phase of Your Policy, the amount of Your annuity payments will also depend upon the performance of Your Subaccounts for the income phase.
The Policy also contains a Fixed Account. The Fixed Account offers an interest rate that is guaranteed by the Company to equal at least 4% per year. There may be different interest rates for each payment or transfer You direct to the Fixed Account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a Policy unless:
●
we receive the information we need to issue the Policy at our Administrative Office in good order;
●
we receive a minimum initial Purchase Payment (except for the 403(b) policies); and
●
You (Annuitant and any joint Owner) are Age 85 or younger.
We may reject any application or Purchase Payments for any reason permitted by law.

Purchase Payments
You should make checks or drafts for Purchase Payments payable only to Transamerica Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.
We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Purchase Requirements
The initial Purchase Payment for nonqualified policies must be at least $5,000. However, You may make a minimum initial Purchase Payment of $1,000, rather than $5,000, if You indicate on Your application that You anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial Purchase Payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial Purchase Payment is $50.
We will credit Your initial Purchase Payment to Your Policy within two business days after the day we receive it and Your complete Policy information in good order. If we are unable to credit Your initial Purchase Payment, we (or Your agent) will contact You within five business days and explain why. We will also return Your initial Purchase Payment at that time unless You tell us (or Your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit Your initial Purchase Payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy years, Policy months and Policy Anniversaries.
Although we do not anticipate delays in processing Your application, we may experience delays if agents fail to forward applications and Purchase Payments to our Administrative Office in a timely manner. Any delays will affect when Your Policy can be issued and when Your Purchase Payment is allocated among the investment choices.
If You wish to make Purchase Payments by bank wire, please contact our Administrative Office at (800)851-9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or Purchase Payment for any reason permitted by law.
Additional Purchase Payments
You are not required to make any additional Purchase Payments. However, You can generally make additional Purchase Payments as often as You like during the lifetime of the Annuitant and prior to the Maturity Date. We will accept Purchase Payments by bank wire or by check. Additional Purchase Payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial Purchase Payment and $1,000 if by wire). We reserve the right to refuse any additional Purchase Payments in excess of these limits, and if You do not obtain prior approval for Purchase Payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional Purchase Payments You make to Your Policy at the Accumulation Unit Value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive Your Purchase Payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional Purchase Payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Purchase Payments
We reserve the right to require prior approval of any cumulative Purchase Payments over $1,000,000 (this includes subsequent Purchase Payments) for all policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for Purchase Payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Purchase Payments
On the Policy Date, we will allocate Your Purchase Payment to the investment choices You selected on Your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional Purchase Payments as selected on Your application, unless You request a different allocation.

If You allocate Purchase Payments to the Dollar Cost Averaging program, then You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept Your premium payment.
You may change allocations for future additional Purchase Payments by writing or by telephoning the Administrative Office or by visiting our website, tlic.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to Purchase Payments received on or after the date we receive the change request at our Administrative Office in good order. We reserve the right to impose a $25 charge each time You change Your allocation of Purchase Payments among the Subaccounts and the Fixed Account more than once each Policy quarter.
You should review periodically how Your Purchase Payments are divided among the Subaccounts because market conditions and Your overall financial objectives may change.
Annuity Value
You should expect Your Annuity Value to change from Valuation Period to Valuation Period to reflect the investment performance of the portfolios, the interest credited to Your value in the Fixed Account, and the fees and charges we deduct. A Valuation Period begins at the close of regular trading on each business day and ends at the close of regular trading on the next Valuation Date. A Valuation Date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of Your Policy during the Accumulation Period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When You direct money into a Subaccount, we credit Your Policy with accumulation units for that Subaccount. We determine how many accumulation units to credit by dividing the dollar amount You direct to the Subaccount by the Subaccount's Accumulation Unit Value as of the end of that Valuation Date. If You withdraw or transfer out of a Subaccount, or if we assess a transfer charge, annual Policy charge, or any withdrawal charge, we subtract accumulation units from the Subaccounts using the same method.
Each Subaccount's Accumulation Unit Value was set at $10 when the Subaccount started. We recalculate the Accumulation Unit Value for each Subaccount at the close of each Valuation Date. The new Accumulation Unit Value reflects the investment performance and the fees and expenses of the Underlying Fund Portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine Accumulation Unit Values, see the SAI.
INVESTMENT CHoices
The WRL Freedom Wealth Creator® variable annuity offers You a means of investing in various Underlying Fund Portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the Underlying Fund Portfolios offered through this Policy are listed in the Appendix – Investment Options Available Under the Policy.
The general public may not purchase shares of any of these Underlying Fund Portfolios. Their investment objectives and policies may be similar to other Underlying Fund Portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that an Underlying Fund Portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market Subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before You invest.
Please contact our Administrative Office at (800)851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time) or visit our website http://dfinview.com/Transamerica/TAHD/89358R481?site=VAVUL to obtain an additional copy of the Underlying Fund Portfolio prospectuses containing more complete information concerning the funds and portfolios.
Note: If You received a summary prospectus for any of the Underlying Fund Portfolios listed in Appendix - Investment Options Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.

Selection of Underlying Fund Portfolios
The Underlying Fund Portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Underlying Fund Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST”) Underlying Fund Portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and have included certain Underlying Fund Portfolios based on their recommendations, their selection criteria may differ from our selection criteria.
You are responsible for choosing the Underlying Fund Portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and our investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Underlying Fund Portfolios that are available to You, including each Underlying Fund Portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or Underlying Fund Portfolio. After You select Underlying Fund Portfolios for Your initial Purchase Payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the Underlying Fund Portfolios You have chosen.
We do not recommend or endorse any particular Underlying Fund Portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing Owners or new Policy Owners at any time, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of Subaccounts You are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for Premium Payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine Subaccounts, and substitute the shares that are held by the Separate Account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other Underlying Fund Portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an Owner’s interest in a Subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional Subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an Underlying Fund Portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any Purchase] Payment will be considered not in good order. The value of the closed Subaccount will continue to fluctuate due to portfolio performance and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another investment choice. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions to achieve Your goal. Under certain situations involving Annuitizations (e.g., Policy reached maximum Maturity Date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices You have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices You have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new Underlying Fund Portfolios, or substitute a new Underlying Fund Portfolio for an existing Underlying Fund Portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding Underlying Fund Portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Policy value in the liquidated fund to the money market Subaccount or a Subaccount investing in another Underlying Fund Portfolio designated by us; and
2)
If You are using an automated transfer feature such as the Rebalancing program or Dollar Cost Averaging with the Subaccount for the portfolio, You should contact us immediately to make alternate arrangements. If you do not make alternate arrangements before the closure date, any subsequent allocations to the Subaccount for the portfolio will be directed to the Money Market Subaccount.
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
The Fixed Account
Purchase Payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the Fixed Account.
We guarantee that the interest credited to the Fixed Account will not be less than 3% per year. We have no formula for determining Fixed Account interest rates. We establish the interest rate, at our sole discretion, for each Purchase Payment or transfer into the Fixed Account. Rates are guaranteed for at least one year, but will never be less than 3% per year.
Any money You allocate or transfer to the Fixed Account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money You are able to accumulate in the Fixed Account during the Accumulation Period depends upon the total interest credited. The amount of annuity payments You receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When You request a transfer, or if we consent to a withdrawal from the Fixed Account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting Your interest. This means that we will take the deduction from the oldest money You have put in the Fixed Account. You may transfer money from the Fixed Account to the Subaccounts once during each Policy year, subject to certain restrictions. You may not transfer money between the Fixed Account and the Subaccounts during the income phase. You may not make withdrawals from the Fixed Account unless we consent.
Transfers
During the Accumulation Period, You or Your agent/registered representative of record may make transfers from any Subaccount. However, if You elect the asset rebalancing program, You may not make any transfers if You want to continue in the program. A transfer would automatically cancel Your participation in the asset rebalancing program.

Currently, we allow You to transfer up to 100% of the amount in the Fixed Account. However, we reserve the right to require that You comply with one or more of the following:
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That You only make one transfer per Policy year. This restriction does not apply if You have selected dollar cost averaging.
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That You request transfers from the Fixed Account in writing;
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That You only make transfers from the Fixed Account during the 30 days following each Policy Anniversary; and
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That You limit the maximum amount You transfer from the Fixed Account to the greater of:
(1) 25% of the amount in the Fixed Account; or
(2) the amount You transferred from the Fixed Account in the immediately prior Policy year.
(Note: This restriction may prolong the period of time it takes to transfer the total Annuity Value allocated to the Fixed Account to other investment choices. You should carefully consider whether investment in the Fixed Account meets Your needs and investment criteria.)
Before affecting any of these requirements, we will notify You in writing, and they will apply uniformly to all Owners.
Except when used to pay premiums, we may also defer payment of any amounts from the Fixed Account for no longer than six months after we receive written notice of Your request for the transfer. Transfers from the Fixed Account are not available through our website.
During the income phase of Your Policy, You may transfer values from one Subaccount to another. No transfers may be made to or from the Fixed Account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the Subaccount from which the transfer is being made. We may limit Subaccount transfers to once per Policy year.
 The Fixed Account is not available in all states. If Your Policy was issued in Washington, Oregon, New Jersey or Massachusetts, You may not transfer any of Your Policy value to the Fixed Account.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If You make more than 12 transfers from the Subaccounts in any Policy year, we may charge You $25 for each additional transfer You make during that year. There is no charge for transfers from the Fixed Account, however, they will be counted toward the 12 free transfers allowed per Policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the Subaccounts will be processed based on the Accumulation Unit Values determined at the end of the business day on which we receive Your written, telephoned, or faxed request, provided we receive Your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive Your request after the close of our business on market day we will process the transfer request using next day pricing.
Market Timing and Disruptive Trading
The market timing Policy and the related procedures (discussed below) do not apply to the ProFunds Subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If You invest in the ProFunds Subaccounts, You should be aware that You may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, Beneficiaries and Underlying Fund Portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an Underlying Fund Portfolio are made at prices that do not reflect an accurate value for the Underlying Fund Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the Underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an Underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay Withdrawals or transfers out of the Underlying Fund Portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding Underlying Fund Portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Underlying Fund Portfolios, we cannot guarantee that all harmful trading will be detected or that an Underlying Fund Portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any Purchase Payment or transfer request from any person without prior notice, if, in our judgment, (1) the Purchase Payment or transfer, or series of Purchase Payments or transfers, would have a negative impact on an Underlying Fund Portfolio's operations, or (2) if an Underlying Fund Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an Underlying Fund Portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust Underlying Fund Portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one Underlying Fund Portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Underlying Fund Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund Portfolios.
Under our current policies and procedures, we do not:
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impose redemption fees on transfers; or
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expressly limit the number or size of transfers in a given period except for certain Subaccounts where an Underlying Fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or
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provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of preventative transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Underlying Fund Portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The Underlying Fund Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Fund Portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Underlying Fund Portfolios describe any such policies and procedures. The frequent trading policies and procedures of an Underlying Fund Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Underlying Fund Portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective Underlying Fund Portfolios.
We are required to provide to an Underlying Fund Portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by an Underlying Fund Portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the Underlying Fund Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the Underlying Fund Portfolio companies' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the Underlying Fund Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Underlying Fund Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of Underlying Fund Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected Underlying Fund Portfolios. In addition, if an Underlying Fund Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the Underlying Fund Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties You authorize to conduct transfers on Your behalf, or who provide recommendations as to how Your Subaccount values should be allocated. This includes, but is not limited to, transferring Subaccount values among Subaccounts in accordance with various investment allocation strategies that these third parties employ.

The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on Your behalf by such third parties or any investment allocation recommendations made by such parties.
The Company does not currently charge You any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to Owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
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We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the Policy.
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We are not party to any agreement that You may have with any third parties that offer investment allocation services for use with Your Policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on Your behalf.
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Any fee that is charged by third parties offering investment allocation services for use with Your Policy is in addition to the fees and expenses that apply under Your Policy.
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If You make withdrawals from Your Policy value to pay advisory fees, then taxes may apply to any such Withdrawals and tax penalties may be assessed on Withdrawals made before You attain Age 59½.
EXPENSES
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. Unless we indicate otherwise, the expenses described below apply only during the Accumulation Period. The charges we deduct are used to pay aggregate Policy costs and expenses that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy and riders. The charges may result in a profit to us.
Transaction Expenses
Withdrawal Charge
During the Accumulation Period, except under certain qualified policies, You may withdraw part or all of the Policy's Annuity Value. We impose a withdrawal charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from Your Annuity Value at the time You request a withdrawal or complete Surrender.
If You take a withdrawal or if You Surrender Your Policy completely, we will deduct a withdrawal charge of up to 8% of Purchase Payments withdrawn within seven years after we receive a Purchase Payment. We calculate the withdrawal charge on the full amount we must withdraw from Your Annuity Value in order to pay the withdrawal amount, including the withdrawal charge. To calculate withdrawal charges, we treat withdrawals as coming first from the oldest Purchase Payment, then the next oldest and so forth.
For the first withdrawal You make in any Policy year, we waive that portion of the withdrawal charge that is based on the first 10% of Your Policy's Annuity Value at the time of the withdrawal. Amounts of the first withdrawal in excess of the first 10% of Your Policy's Annuity Value and all subsequent withdrawals You make during the Policy year will be subject to a withdrawal charge.
We will deduct the full withdrawal charge if You Surrender Your Policy completely; the 10% waiver will not apply to complete Surrenders. We do not assess withdrawal charges when You Annuitize or for systematic withdrawals, up to the amount permitted under the terms of Your Policy. We waive the withdrawal charge under certain circumstances (see below).

The following schedule shows the withdrawal charges that apply during the seven years following each Purchase Payment:
Number of Years From Receipt of Each Purchase Payment	Withdrawal Charge
0-1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
Over 7	0%
For example, assume Your Policy's Annuity Value is $100,000 at the end of the 13th month since Your initial Purchase Payment and You withdraw $30,000 as Your first withdrawal of the Policy year. Because the $30,000 is more than 10% of Your Policy's Annuity Value ($10,000), You would pay a withdrawal charge of $1,505.37 on the remaining $20,000 (7% of $21,505.37, which is $20,000 plus the $1,505.37 withdrawal charge).
On a complete Surrender, we deduct withdrawal charges on the amount of Purchase Payments paid that are subject to the withdrawal charge. For example, assume Your initial Purchase Payment was $100,000, You have taken no withdrawals that Policy year, Your Annuity Value is $106,000 in the 13th month and You request a complete surrender. You would pay a withdrawal charge of $7,000 on the $100,000 Purchase Payment, (7% of $100,000). Likewise, if there was a market loss and You requested a complete Surrender (Annuity Value is $80,000), You would pay a withdrawal charge of $7,000 (7% of $100,000).
Keep in mind that withdrawals may be taxable, and if made before Age 59½, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.
Premium Taxes
Some states assess premium taxes on the Purchase Payments You make. A premium tax is a regulatory tax that some states assess on the Purchase Payments made into a Policy. If we should have to pay any premium tax, we may deduct the tax from each Purchase Payment or from the Accumulation Unit Value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the Annuity Value when:
●
You elect to begin receiving annuity payments;
●
You Surrender the Policy;
●
You request a partial Withdrawal; or
●
a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.

Transfer Charge
You are allowed to make 12 free transfers among the Subaccounts per Policy year. If You make more than 12 transfers per Policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the Fixed Account, however, they will be counted towards the 12 free allowed per Policy year. We do not currently charge for transfers among Subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
Base Contract Expenses
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. Examples include a guarantee of annuity rates, the death benefits, certain Policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Policy. The mortality and expense risk charge is equal, on an annual basis, to 1.40% of the average daily net assets that You have invested in each Subaccount.  We intend to reduce this charge to 1.25% (during the Accumulation Period) after the first seven Policy years, although we do not guarantee that we will do so. This charge is deducted daily from the Subaccounts during both the accumulation period. If You elect variable annuity income payments, we will continue to deduct this charge during the income phase.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Change in Purchase Payment Allocation Fee
During the Accumulation Period, You may allocate a percentage of Your Purchase Payments to one or more Subaccounts, the Fixed Account, or a combination of both. If, in any Policy quarter, You change the way You allocate Your Purchase Payments more than once, we reserve the right to impose a $225 charge for the second and each additional change in allocation You make during that Policy quarter. If in the future we impose this charge, we will deduct the charge from the Subaccounts on a pro rata basis.
Annual Policy Charge
We deduct an annual Policy charge of $35 from Your Annuity Value on each Policy Anniversary during the Accumulation Period and at Surrender. We deduct this charge from the Fixed Account and each Subaccount in proportion to the amount of Annuity Value in each account. We deduct the charge to cover our costs of administering the Policy. We currently waive this charge if the total Purchase Payments, minus all withdrawals, equals or exceeds $50,000 on the Policy anniversary for which the charge is payable.
Loan Processing Fee
If You take a Policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Systematic Withdrawal. During any Policy year, You may make systematic withdrawals on a monthly, quarterly, semi-annual or annual basis without paying withdrawal charges. Systematic withdrawals must be at least $40. The amount of the systematic withdrawal may not exceed 10% of the Annuity Value at the time the withdrawal is made, divided by the number of withdrawals made per calendar year. We reserve the right to discontinue systematic withdrawals if any withdrawal would reduce Your Annuity Value below $5,000.
You may elect to begin or discontinue systematic withdrawals at any time. However, we must receive written notice at least 30 days prior to the date systematic withdrawals are to be discontinued. (Additional limitations apply. See Systematic Withdrawals.)
Nursing Care Facility Waiver. If Your Policy contains a nursing care facility waiver, we will waive the withdrawal charge, provided:
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You (or any joint Owner) have been confined to a nursing care facility for 30 consecutive days or longer;
●
Your confinement began after the Policy Date; and
●
You provide us with written evidence of Your confinement within two months after Your confinement ends.
We will waive the withdrawal charge under this waiver only for withdrawals and complete Surrenders made during Your confinement or within two months after Your confinement ends.

There is no restriction on the maximum amount You may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Portfolio Management Fees
The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Underlying Fund Portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
● Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, LLC (“TCL”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain Underlying Fund Portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCL that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.50% of the average daily assets of those Underlying Fund Portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the Underlying Fund Portfolios assets. Policy Owners through their indirect investment in the Underlying Fund Portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
● Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Underlying Fund Portfolios may make payments to us and/or our affiliates, including TCL. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from Underlying Fund Portfolio assets. Policy Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Underlying Fund Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and Underlying Fund Portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under Your Policy:
Incoming Payments to the Company and/or TCL
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.395%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Underlying Fund Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCL may continue to receive 12b-1 fees and administrative fees on assets that invest in Subaccounts that are closed to new Premium Payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts You allocate to the TST Underlying Fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST Underlying Fund Portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2024 we and TCL received approximately $158.9 million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate that the amounts will decline in 2026.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCL and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the Underlying Fund Portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from Underlying Fund Portfolio assets. Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the Underlying Fund Portfolios (or their affiliates):
●
may each directly or indirectly pay TCL conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCL's wholesalers at TCL's national and regional sales conferences as well as internal and external meetings and events that are attended by TCL's wholesalers and/or other TCL employees.
●
may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
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may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Underlying Fund Portfolios and to assist with their promotional effort; and
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may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.
For the calendar year ended December 31, 2024, TCL and its affiliates did not receive any payments to participate in TCL sponsored events.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with Underlying Fund Portfolios currently available in this product.
Proceeds from certain of these payments by the Underlying Fund Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Underlying Fund Portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy, including the right to transfer ownership (subject to any assignee or irrevocable Beneficiary’s consent). You can generally change the Owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.
Annuitant
The Annuitant is the person named in the application to receive annuity payments. If no person is named, the Owner will be the Annuitant. As of the Maturity Date, and upon our agreement, the Owner may change the Annuitant or, if either annuity payment Option C or Option E has been selected, add a joint Annuitant. On the Maturity Date, the Annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary
A Beneficiary is the person who receives the death benefit when an Owner who is also the Annuitant dies. You may change Beneficiary(ies) during the lifetime of the Annuitant, subject to the rights of any irrevocable Beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the Maturity Date, if an Owner who is the Annuitant dies, and no Beneficiary is alive on the Death Report Day, benefits payable at death will be paid to the Owner’s estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a Beneficiary.
Assignment
You can also generally assign the Policy any time during Your lifetime. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy and such assignments may be subject to tax penalties and taxed as distributions under the Code. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Cash Value below the minimum specified in Your Policy, we reserve the right to terminate Your Policy and send You a full distribution of Your remaining Cash Value. All benefits associated with Your annuity Policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new withdrawal charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or Surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment

Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new accumulation units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
Withdrawals and Surrenders
During the Accumulation Period, You can have access to the money in Your Policy by making either a withdrawal or complete Surrender. If You want to Surrender Your Policy completely, You will receive Your Cash Value, which equals the Annuity Value of Your Policy minus:
●
any withdrawal charges;
●
any premium taxes;
●
any unpaid accrued interest;
●
any loans;
●
the annual Policy charge;
●
any optional rider fees, if applicable; and
●
the GMIB fee, if applicable see Optional Benefit Riders.
The Cash Value will be determined at the Accumulation Unit Value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive Your request for withdrawal or complete Surrender at our Administrative Office in good order, unless You specify a later date in Your request.
Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing Your request.
No withdrawal is permitted if the withdrawal would reduce the Cash Value below $5,000. You may not make withdrawals from the Fixed Account unless we consent. Unless You tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the Annuity Value.
Remember that any Withdrawal You take will reduce the Annuity Value and also may have a negative impact on certain benefits and guarantees of Your Policy. Under some circumstances, a Withdrawal will reduce the death benefit by more than the dollar amount of the Withdrawal. See DEATH BENEFIT, and the SAI for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.
We must receive at our Administrative Office in good order a properly completed Withdrawal request by mail or fax. We will accept telephone requests for Withdrawals as long as the Withdrawal proceeds are being sent to the address of record. The maximum Withdrawal amount You may request by telephone is under $50,000.
When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of Your Withdrawal or complete Surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the Policy's Owner is not an individual, additional information may be required. If You own a qualified Policy, the Code may require Your spouse to consent to any Withdrawal. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time).
Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a Withdrawal, a complete Surrender, a death benefit, loans or on the death of an Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the Separate Account if:
●
the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or

●
an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
●
the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, Surrender, Withdrawal, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, Withdrawals, death benefits and loan amounts from the Fixed Account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a Purchase Payment. We may be required to provide additional information about You or Your account to governmental regulators. In addition, we may be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, Withdrawals, loans, or death benefits until instructions are received from the appropriate regulators.
Systematic Withdrawals
During the Accumulation Period, You can elect to receive regular payments from Your Policy, up to the amount permitted under the terms of Your Policy, without paying Withdrawal charges by using systematic Withdrawals. Unless You specify otherwise, we will deduct systematic Withdrawal amounts from each Subaccount (and, if we consent, the Fixed Account) in proportion to the value each Subaccount bears to the Annuity Value at the time of the Withdrawal. You can partially withdraw up to 10% of Your Annuity Value annually (or up to 10% of Your initial Purchase Payment if a new Policy), in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial Purchase Payment, if a new Policy, or your Annuity Value, if an existing Policy, must equal at least $25,000. We will not process a systematic Withdrawal if the Annuity Value for the entire Policy would be reduced below $5,000. No systematic withdrawals are permitted from the Fixed Account without our prior consent.
There is no charge for taking systematic Withdrawals. You may stop systematic Withdrawals at any time. We reserve the right to discontinue offering systematic Withdrawals 30 days after we send You written notice.
You can take systematic Withdrawals during the Accumulation Period only. On the Maturity Date, You must Annuitize the Policy and systematic Withdrawal payments must stop.
Income taxes, federal tax penalties and other restrictions may apply to any systematic Withdrawal You receive.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
●
Any Withdrawal over $250,000 unless it is a custodial owned annuity;
●
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●
Any electronic fund transfer instruction changes on or within 15 days of an address change;
●
Any Withdrawal when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
●
Any Withdrawal when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the Maturity Date by giving us 30 days notice with the new date or Age. Unless required by state law, the Maturity Date cannot be earlier than the end of the fifth Policy year. The latest Maturity Date generally cannot be after the date specified in Your Policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the Maturity Date, if the Annuitant is alive, You may choose an annuity payment option or change Your option. If You do not choose an annuity option by the Maturity Date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the Maturity Date.
If You choose a variable payment option, You must specify how You want the annuity proceeds divided among the Subaccounts as of the Maturity Date. If You do not specify, we will allocate the annuity proceeds in the same proportion as the Annuity Value is allocated among the Investment Option available on the Maturity Date. Any portion of the annuity proceeds in the Fixed Account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the Maturity Date, You may make transfers among the Subaccounts, but You may not make transfers from or to the Fixed Account; we may limit Subaccount transfers to one per Policy year.
As of the Maturity Date and so long as we agree, You may elect a different Annuitant or add a joint Annuitant who will be a joint payee under a joint and survivor life income payment option. If You do not choose an Annuitant, we will consider You to be the Annuitant.
Supplemental Policy. Once You Annuitize and if You have selected a fixed annuity payment option, the Policy will end and we will issue a supplemental Policy to describe the terms of the option You selected. The supplemental Policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy value to an annuity option while keeping the remainder of Your Policy In Force.
Annuity Payment Options Under the Policy
The Policy provides several annuity payment options that are described below. You may choose any annuity payment option available under Your Policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use Your “annuity proceeds” to provide these payments. The “annuity proceeds” is Your Annuity Value on the Maturity Date, less any premium tax that may apply. If Your annuity payment would be less than $100, then we will pay You the annuity proceeds in one lump sum.
Fixed Annuity Income Payments. If You choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us. The payment amount will generally depend on the following:
●
the amount of the annuity proceeds on the Maturity Date;
●
the interest rate we credit on those amounts; and
●
the specific payment option You choose.
Variable Annuity Income Payments. If You choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of each additional variable payment will vary based on the investment performance of the Subaccount(s) You invest in and the Policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which You are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 1.40% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If You elect a variable annuity payment option, we deduct a daily mortality and expense risk charge of 1.40% annually from Your Subaccount assets.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all Ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If Your Policy is a qualified Policy, payment option A may not satisfy minimum required distribution rules. Consult a financial professional before electing that payment option.
Payment Option B – Life Income Fixed Payments.
●
No Period Certain: We will make level payments only during the Annuitant's lifetime; or
●
10 Years Certain: We will make level payments for the longer of the Annuitant's lifetime or 10 years; or
●
Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the Annuitant's lifetime or until the total dollar amount of payments we made to You equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the Subaccounts You select. You may choose between:
●
No Period Certain: We will make variable payments only during the Annuitant's lifetime; or
●
10 Years Certain: We will make variable payments for the longer of the Annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the Maturity Date will be affected by the annuity option You choose.
NOTE CAREFULLY
IF:
●
You choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
●
the Annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
●
we may make only one annuity payment and there will be no death benefit payable.
IF:
●
You choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
●
the person receiving payments dies prior to the end of the guaranteed period;
THEN:
●
the remaining guaranteed payments will be continued to that person’s Beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Annuitant’s address of record. The Annuitant is responsible for keeping us informed of the Annuitant’s current address of record.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
“Base Policy” Death Benefit	Pays base death benefit before Maturity Date or after Maturity Date.	Standard	No charge	●Amount of death benefit will be determined upon notification and proof of Annuitant’s death at our Administrative Office.
Nursing Care Facility Waiver	Waives surrender charges if You are confined to a nursing care facility.	Standard	No charge	●No restriction on maximum amount You may withdraw. ●Qualifying conditions related to nursing home stay. ●May not be available in all states.
Dollar Cost Averaging Program	Allows You to automatically make transfers into one or more Subaccounts.	Standard	No charge
●Traditional – A minimum of
$500 per transfer is required.
●Minimum and maximum
number of transfers.
●Special – Limited to six
month or twelve-month
transfer program and only
available for new Purchase
Payments.
●May not be available in all
states.

Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Does not include any amounts allocated to the Fixed Account. ●Minimum Annuity Value of $10,000 is required.
Systematic Withdrawals	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No charge
●Subject to $40 minimum
withdrawals.
●Withdrawals can be made on
monthly, quarterly,
semi-annual or annual basis.
●We reserve the right to
discontinue withdrawals if
any withdrawal reduces Your
Annuity Value below $5,000.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Income Benefit	Assures You of a minimum level of income in the future by guaranteeing a minimum Annuitization value.	Optional (No longer offered)	Current = 0.45% Maximum = 0.50%
●This rider is no longer
available.
●Was available for Annuitant
issue Ages 0-85.
●You can Annuitize if rider is
held for 10 years without any
restrictions.
●Provides an annual growth
rate of 6% per year which we
can change at our discretion.
Will never be less than 3%
per year.
●Offers fixed and variable
annuity payment options.
●May not be available in all
states.

Additional Earnings Rider	Will pay an additional amount to the Owner who is the Annuitant upon death and death benefit proceeds are paid out.	Optional (No longer offered)	0.35% as a percentage of the Policy’s Annuity Value
●This rider is no longer
available.
●Was available for Annuitant
issue Ages 0-75.
●A rider amount will be paid
out if: (1) the rider is In Force
at the time of death, (2) death
benefit proceeds are payable
under the Policy and (3) there
are rider earnings when the
death benefit proceeds are
calculated.
●Maximum Additional
Earnings Rider Amount that
will be paid is $1 million.
●The rider will be terminated
when we receive Your written
cancellation notice at our
Administrative Office, upon
Policy Surrender or
Annuitization or when the
rider amount is paid, or
added to the Annuity Value
under a continuation.
●May not be available in all
states.

DEATH BENEFIT
Payments on Death
We will pay a death benefit to Your Beneficiary(ies), under certain circumstances, if, if You are both the Owner and the Annuitant, and You die during the Accumulation Period (that is before the Maturity Date). A Beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Policy in the Accumulation Period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may vary from state to state. The guarantees of these death benefits are based on our claims paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple Beneficiaries, we will process the death benefit when the first Beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining Beneficiary their share until we receive due proof of death from that Beneficiary. Such Beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once we receive due proof of death, then investments in the Separate Account may be reallocated in accordance with the Beneficiary's instructions.
We may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the Annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant's death.
Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as follows:
IF:
●
an Owner and the Annuitant ARE the same person and that person dies;
THEN:
●
we pay the death benefit proceeds to the Beneficiaries, if alive, and in some cases, reset the death benefit. (1)(2)(4)(5) If the sole Beneficiary is the surviving spouse of the Owner, he or she, if eligible, may continue the Policy with a reset death benefit and the Annuity Value adjusted to equal the death benefit proceeds.(3)
IF:
●
the surviving spouse who continued the Policy dies;
THEN:
●
we pay the death benefit proceeds to the Beneficiaries, if alive,(1)(2)(3)(4)(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
●
an Owner and an Annuitant ARE NOT the same person, and an Annuitant dies first;
THEN:
●
An Owner becomes the Annuitant and the Policy continues.

IF:
●
an Owner and an Annuitant ARE NOT the same person, and an Owner dies first;
THEN:
●
If no Successor Owner is named and alive, the Owner’s estate will become the new Owner. The Cash Value must be distributed within five years of the former Owner’s death; or
●
If the Successor Owner is alive and is the Owner’s spouse, the Policy will continue with the spouse as the new Owner; or
●
If the Successor Owner is alive and is not the Owner’s spouse, the Successor Owner will become the new Owner. The Policy value must be distributed either:
●
within 5 years of the former Owner’s death; or
●
over the lifetime of the new Owner, if a natural person, with payments beginning within one year of the former Owner’s death; or
●
over a period that does not exceed the life expectancy (as defined by the Internal Revenue Code and Regulations adopted under the Code) of the new Owner, if a natural person, with payments beginning within one year of the former Owner’s death.
(1)The Code requires that payment to the Beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these time-limitations in Alternate Payment Elections before the Maturity Date below.
(2)If no Beneficiary is alive on the Death Report Day, then the death benefit proceeds are paid to an Owner’s estate. If the sole Beneficiary was living on an Owner’s date of death, but died before the Death Report Day, the death benefit is paid to the Owner’s estate, not to the Beneficiary's estate.
(3)If there are multiple Beneficiaries, each Beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(4)If a Beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the Annuitant or over a period that does not exceed such Beneficiary's life expectancy (the “distribution period”), then the Policy will continue with some modifications until the end of the elected distribution period. We will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit if such Beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such Beneficiary. The Policy will terminate at the end of the distribution period.
(5)If the sole Beneficiary is the deceased Owner/Annuitant’s surviving spouse, then the surviving spouse, if eligible, may elect to continue the Policy In Force as the new Owner and Annuitant. Likewise, if the joint Owner is the deceased Owner’s surviving spouse, the Policy will continue In Force with the surviving spouse, if eligible, as the new Owner and Annuitant. In either case, we will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will reset the Age used in the death benefit provisions under the continuing Policy as of the Death Report Day so that the death benefit is based on the Age of the surviving spouse. Consequently, the phrase “the Annuitant’s 80th birthday” will refer to the Age of the surviving spouse. If the surviving spouse is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Purchase Payments and subtracting the total withdrawals following the Death Report Day of the first deceased Owner.
(6)If the sole primary Beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and Beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant’s social security number at the time of claim, she or he shall be treated as the Owner/Annuitant’s spouse. In those circumstances, the Owner/Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
(7)If the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the Annuitant’s spouse is the sole primary Beneficiary of the Annuitant’s interest in such account. In those circumstances, the Policy will continue after the Annuitant’s death and the Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provision of the Policy.
Different rules apply if an Owner or a Beneficiary is not a natural person. Please consult the SAI, Your Policy or Your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option You selected. See ANNUITY PAYMENTS (THE INCOME PHASE). Not all payment options provide for a death benefit.
If any Owner dies on or after the start of annuity payments, the remaining portion of any interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

Amount of Death Benefit Before the Maturity Date
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Policy continues in the Accumulation Period for a specified number of years, or as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an Owner who is the Annuitant dies before the Maturity Date and if the death benefit proceeds are payable, the death benefit proceeds will be the greatest of the following:
●
the Annuity Value of Your Policy on the Death Report Day;
●
the total Purchase Payments You make to the Policy, reduced by any withdrawals;
●
If the Annuitant dies after the seventh Policy year but prior to the Annuitant’s 80th birthday:
●
the Annuity Value of Your Policy on the seventh Policy Anniversary, reduced by any withdrawals after the seventh Policy year; or
●
the highest Annuity Value of Your Policy on any Policy Anniversary between Your Policy date 9as shown on Your Policy schedule page) and the earlier of:
●
the Annuitant’s date of death ; or
●
the Policy Anniversary nearest the Annuitant’s 80th birthday. This benefit terminates at Age 80.
The highest Annuity Value will be increased by Purchase Payments made and decreased by adjusted withdrawals taken following the Policy Anniversary date with the highest Annuity Value. The adjusted withdrawal is equal to (a) times (b) where:
(a)	is the ratio of the death benefit to the Annuity Value, calculated on the date the withdrawal is processed, but prior to the processing: and
(b)	is the amount of the withdrawal.
The death benefit proceeds are reduced by any outstanding Policy loans and premium taxes due.
The death benefit proceeds are not payable after the Maturity Date.
Guaranteed Minimum Death Benefit Features
Additional Benefits with Spousal Continuation. If the Owner who is the Annuitant dies before the Maturity Date, and if the surviving spouse of the deceased Owner continues (if a joint Owner) or elects to continue (if the sole Beneficiary) the Policy, the surviving spouse becomes sole Owner and Annuitant. We will increase the Annuity Value of the Policy as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the Age of the surviving spouse.
Additional Death Benefit on Beneficiary’s Death. If an Owner who is the Annuitant dies before the Maturity Date, and the deceased Owner's spouse is not named as the joint Owner or as the sole Beneficiary who elects to continue the Policy, then each Beneficiary can elect to keep the Policy in the Accumulation Period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that Beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the Beneficiary dies during the distribution period and permit such Beneficiary to name a new Beneficiary. We will revise the way we calculate that death benefit so that it is based on the Age of such Beneficiary.
Alternate Payment Elections Before the Maturity Date
If a Beneficiary is entitled to receive the death benefit proceeds, a Beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Policy at the end of the distribution period:
1. within 5 years of the date of an Owner's death;
2. over the Beneficiary's lifetime, with payments beginning within one year of the deceased Owner's death; or
3. over a specified number of years, not to exceed the Beneficiary's life expectancy, with payments beginning within one year of an Owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the Beneficiary's current life expectancy, with payments beginning within one year of the deceased Owner's death.
Different rules may apply if the Policy is a qualified Policy.
Multiple Beneficiaries may choose individually among any of these options.

If the deceased Annuitant was an Owner, and one or more Beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the Age used in the death benefit provisions under the new option as of the Death Report Day, so that the death benefit is based on the Age of the particular new Annuitant (i.e., the Beneficiary). As a result, the phrase “the Annuitant's 80th birthday” will refer to the Age of the particular Beneficiary. If the Beneficiary is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the particular Beneficiary by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Purchase Payments and subtracting the total Withdrawals following the Death Report Day of the first deceased Owner. This option applies to both spousal and non-spousal Beneficiaries.
If a Beneficiary chooses 1 or 3 above, this Policy remains in effect and remains in the Accumulation Period until it terminates at the end of the elected period. The Beneficiary's proportionate share of the death benefit proceeds becomes the new Annuity Value. If a Beneficiary chooses 2 above, the Policy remains in effect, but moves into the income phase with the Beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole Beneficiary is the surviving spouse of the deceased Owner and the surviving spouse is eligible to and elects to continue the Policy. These Alternate Payment Elections do apply when we pay the Cash Value to the Beneficiary on the death of an Owner who is not the Annuitant. When an Owner who is not the Annuitant dies, we do not increase the Annuity Value to equal the death benefit proceeds.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase which are no longer available. The following rider sections describes the material features of each of those riders. Please refer to Your personal rider pages and any supplemental mailings for Your specific coverage and features regarding these riders.
guaranteed minimum income benefit rider (No longer available)
The Guaranteed Minimum Income Benefit Rider assures You of a minimum level of income in the future by guaranteeing a “minimum Annuitization value.'' By selecting this rider, You are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum Annuitization value, regardless of the performance of the underlying investment portfolios. (If You select the Guaranteed Minimum Income Benefit Rider, we may restrict the Subaccounts to which You may allocate Purchase Payments or transfer Annuity Value. Any such restriction will not affect the allocations You made before we put the restriction in place.)
You may purchase the rider when we issue Your Policy or anytime before the Annuitant's 85th birthday.
You can Annuitize under the rider (subject to the conditions described below) using the greater of the Annuity Value or the minimum Annuitization value. If You Annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
●
You may not Annuitize under the Term Certain fixed annuity payment option;
●
we will adjust the Age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being In Force for 10 years at the time You Annuitize. This will reduce the amount of Your annuity payments.
See Annuity Payment Options Under the Rider and Annuity Factor Age Adjustment below for more information.
Minimum Annuitization Value. If You purchase the rider at issue, the minimum Annuitization value is the Annuity Value on that date. If You purchase the rider at a future date, the minimum Annuitization value would be:
●
the Annuity Value on the date the rider is issued, plus
●
any additional premiums paid after the rider date, minus
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an adjustment for any withdrawals made after the rider date
●
accumulated at the annual growth rate, plus
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any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to Your Policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before You can Annuitize under the rider, without the annuity factor Age adjustment, will not change unless You upgrade the rider. Withdrawals may reduce the minimum Annuitization value on a basis greater than dollar-for-dollar. See Appendix A - Guaranteed Minimum Income Benefit Rider - Hypothetical Illustrations for more information.

The minimum Annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to withdrawals. This value does not establish or guarantee an Annuity Value or guarantee performance of any Subaccount. If You choose to Annuitize under the rider, we will use the greater of Your Annuity Value or Your minimum Annuitization value (less any outstanding loan amount and any loan interest You owe) to determine the amount of Your fixed or variable annuity payments under the rider. The minimum Annuitization value may not be used to Annuitize with any of the annuity payment options under the Policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
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Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when You Annuitize. This annuity payment option is not available if You Annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
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Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum Annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum Annuitization value. Payments will be made as long as the Annuitant is living. In the event of the death of the Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
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Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.'' Payments will be made as long as either the Annuitant or joint Annuitant is living. In the event of the death of both the Annuitant and joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
Before You Annuitize under the rider’s variable annuity options, You may transfer values from one Subaccount to another. In the future, we may restrict the Subaccounts to which You may transfer Annuity Value. After the Maturity Date, no transfers may be made to or from the Fixed Account, and we reserve the right to limit transfers among the Subaccounts to once per year.
Note Carefully: The death benefit payable after You Annuitize under the rider will be affected by the annuity option You choose.
If:
●
You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
●
the Annuitant dies, for examples, before the due date of the second annuity payment,
Then:
●
we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If You Annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor Age adjustment which subtracts up to 9 years from the Annuitant's Age (Age 85 if the Annuitant's Age is at least 85). This results in all payments being lower than if an annuity factor Age adjustment was not used. The Age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum Annuitization value to the current Annuity Value at any time after the first rider anniversary and before the Annuitant's 85th birthday (earlier if required by Your state). For Your convenience, we will put the last date to upgrade on page one of the rider.
If You elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before You can Annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that Annuitizing prior to the new rider's 10th anniversary will result in an annuity factor Age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to Your advantage to upgrade unless Your Annuity Value exceeds Your minimum Annuitization value on the applicable rider anniversary.
Conditions to Annuitize Under the Rider. You can only Annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum Annuitization value, You cannot Annuitize before the new rider's first rider anniversary. You cannot Annuitize under the rider after the 30-day period following the rider anniversary after the Annuitant's 89th birthday (earlier if required by Your state). For Your convenience, we will put the last date to Annuitize under the rider on page one of the rider.
Note Carefully:
●
You may only Annuitize under the rider at the times indicated above. If You Annuitize at any other time, You lose the benefit of the rider.
●
If You Annuitize under the rider before the 10th rider anniversary, there will be an annuity factor Age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If You elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the first payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after You Annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the Subaccounts You selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the Subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which You are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but Your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to Annuitization, a rider charge, currently 0.45% annually of the minimum Annuitization value, is deducted from the Annuity Value on each rider anniversary and pro rata on the termination date of the rider (including Policy Surrender and upgrades of the minimum Annuitization value). The annual rider charge after an upgrade is currently 0.45%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of Annuity Value in each account. This charge is deducted even if the Annuity Value exceeds the minimum Annuitization value.
We will waive the rider charge on any rider anniversary if the Annuity Value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum Annuitization value. For instance, if Your Annuity Value on the seventh rider anniversary is $100,000, Your minimum Annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If You Annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments You receive. We may change the guaranteed minimum payment fee in the future, if You choose to upgrade the minimum Annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to Annuitize under the rider but we will not refund any charges You have paid and You will not be able to use the minimum Annuitization value. The rider will terminate upon the earliest of the following:
●
Annuitization that is not under the rider;
●
the date You elect to upgrade (although a new rider will be issued);
●
the date we receive Your complete written request to terminate the rider;
●
the date Your Policy terminates or is Surrendered;
●
30 days following the rider anniversary after the Annuitant's 89th birthday (earlier if required by Your state); or
●
the date of death of Annuitant when the death benefit proceeds are payable to the Beneficiary.
However, if the change in Annuitant is due to the death of an Annuitant who is not an Owner, then You may name a new Annuitant and the then-current rider will remain in effect.
The rider does not establish or guarantee Annuity Value or guarantee performance of any Subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the Annuity Value at the Policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of Annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that You consult Your tax adviser before You purchase this rider.

ADDITIONAL EARNINGS RIDER (NO LONGER AVAILABLE)
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy. When You buy this rider, You should name each Owner as an Annuitant.
We will pay the Additional Earnings Rider Amount under this rider only if:
●
the rider is In Force at the time of death;
●
Death benefit proceeds are payable under the Policy; and
●
There are rider earnings when the death benefit proceeds are calculated.
You may elect the rider when we issue the Policy, or on any Monthiversary during the Accumulation Period before You reach Age 75. The date You add the rider to the Policy is the rider date.
Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:
●
the rider earnings on the date we calculate the death benefit proceeds (the Death Report Day); or
●
the rider earnings limit (shown on Your rider ) multiplied by the rider base on the Death Report Day.
The maximum we will pay under this rider is $1 million.
Rider earnings equal:
●
the death benefit proceeds payable under the Policy; minus
●
the rider base, which is:
●
the greater of the death benefit proceeds on the rider date or the Annuity Value on the rider date; plus
●
the Purchase Payments made after the rider date; less
●
the amount of each withdrawal made after the rider date, multiplied by the ratio of the rider base to the Annuity Value immediately before the withdrawal.
Example: On May 1, 2002, a person aged 60 purchases a Policy with the Additional Earnings Rider. On the date of the purchase (rider date) the Annuity Value and death benefit value were equal to the Purchase Payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.
At the time of the Owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no withdrawals or additional Purchase Payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).
Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):
a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;
b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or
c) The maximum benefit under the rider=$1,000,000.
The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).
For additional examples, see Appendix B - Additional Earnings Rider - Hypothetical Examples.
We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If You purchased Your Policy as part of a 1035 exchange or if You added the rider after You purchased the Policy, rider earnings do not include any gains before the rider is added to Your Policy. As with all insurance, You may not realize a benefit from the purchase of this rider.
The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%
For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Policy and the Additional Earnings Rider Amount will be considered.
See Appendix B - Additional Earnings Rider - Hypothetical Examples for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Continuation. If an Owner who is the Annuitant dies during the Accumulation Period and the deceased Owner's spouse, is eligible and continues or elects to continue the Policy, and the Annuity Value is adjusted to equal the death benefit proceeds, the deceased Owner's spouse will have the following options:
●
terminate the Additional Earnings Rider and receive a one-time Annuity Value increase equal to the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or
●
continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased Owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.
Alternate Election. If an Owner who is the Annuitant dies during the Accumulation Period and one or more of the Beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that Beneficiary will have the following options:
●
terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future withdrawal charges on this amount, if any, will be waived; or
●
continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the Beneficiary and the Policy will terminate. .This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.
See - Alternate Payment Elections Options Before the Maturity Date.
Rider Fee. There is an annual charge during the Accumulation Period of 0.35% of Your Policy's Annuity Value. The charge will not be increased once the rider has been issued. We deduct the rider charge from Your Annuity Value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each Subaccount and the Fixed Account in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.
Termination. The rider will remain in effect until:
●
we receive Your written cancellation notice at our Administrative Office;
●
You Annuitize or Surrender the Policy; or
●
the Additional Earnings Rider Amount is paid or added to the Annuity Value under a continuation.
Once You terminate the rider, You may re-select it during the Accumulation Period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if You terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.
It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to You. Although we do not believe that a rider charge under the Policy should be treated as a taxable distribution, You should consult Your tax adviser before selecting this rider under the Policy.
The Additional Earnings Rider may vary by state and may not be available in all states.

ADDITIONAL FEATURES
Dollar Cost Averaging Program
During the Accumulation Period, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
Dollar Cost Averaging programs that may be available under Your Policy:
●
Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the Fixed Account, money market or other specified Subaccount.
●
Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new Purchase Payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional Purchase Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional Purchase Payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current Purchase Payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
●
we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
●
any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
●
any amount in a variable source will be invested in that variable source and will remain in that variable Investment Option; and
●
new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any Investment Restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the Accumulation Period You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, You must submit a completed request form, signed by the Owner to our Administrative Office. To end participation in asset rebalancing, You or Your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Policy year. However, we will not rebalance if You are in the dollar cost averaging program or systematic Withdrawal program, if You elect to participate in any asset allocation service provided by a third party or if You request any other transfer, or if we receive Your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If You request the Asset Rebalancing program, we will change Your future payment allocation to match the Subaccounts in Your Asset Rebalancing program.
To qualify for asset rebalancing, a minimum Annuity Value of $5,000 for a new Policy, is required. Any Annuity Value in the Fixed Account Value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any Subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.
Upon instructions from You, the registered representative/agent of record for Your Policy may also make telephonic transfers for You. If You do not want the ability to make transfers by telephone, You should notify us in writing.
Except for the restrictions regarding the Fixed Account noted above, You may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when You request a transaction by telephone. We may also require written confirmation of Your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-business days or after the close of business on business days will get next – day pricing. See Sending Forms and Transactions in Good Order.
We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or Withdrawal, please fax Your request to us at (877)355-4385. We will not be responsible for same-day processing of transfers or Withdrawals if You fax Your request to a number other than this fax number.
You may make transfers and change premium allocations through our website - tlic.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive Your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of Your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
Loans
Policy Loans for Certain Qualified Policies
You can take Policy loans during the Accumulation Period after the right to cancel period has expired when the Policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Policy loan per Policy year). If Your Policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that loans You request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount You may borrow against the Policy is the lesser of:
●
50% of the Annuity Value; or
●
$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the Annuity Value is less than $20,000, the maximum You may borrow against the Policy is the lesser of 80% of the Annuity Value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and Your employer are responsible for determining whether Your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, You should consult a competent financial professional before requesting a Policy loan.
The loan amount will be withdrawn from Your investment choices and transferred to the loan reserve. The loan reserve is part of the Fixed Account and is used as collateral for all Policy loans. We reserve the right to postpone distributing the loan amount from the Fixed Account for up to six months, if required.
On each Policy Anniversary we will compare the amount of the Policy loan to the amount in the loan reserve. If all Policy loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with Your current Purchase Payment allocation. We reserve the right to transfer the excess to the Fixed Account if the amount used to establish the loan reserve was transferred from the Fixed Account.
If all Policy loans and unpaid interest due on the loan exceed the Cash Value, we will mail to Your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the Cash Value. If the excess amount is not paid within 31 days after we mail the notice, the Policy will terminate without value.
You can repay any Policy loan in full (prior to loan default):
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while the Policy is In Force; and
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during the Accumulation Period.
Note Carefully: If You do not repay Your Policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
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the amount of any death benefit proceeds; or
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the amount we pay upon a Withdrawal or complete Surrender; or
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the amount we apply on the Maturity Date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
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in substantially level quarterly payments over a 5-year period; or
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over a 10, 15 or 20-year period, if the loan is used to buy Your principal residence.
Please Note: Once established, You cannot change the due date or payment method. An extended repayment period cannot go beyond the year You turn 72(or Age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020).
IF:
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a repayment is not received within 31 days from the original due date;
THEN:
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under federal tax law You will be treated as having a deemed distribution of all Policy loans and unpaid accrued interest, and any applicable charges, including any Withdrawal charge, will be assessed.
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Policy to not qualify under Section 403(b) of the Code.
You may fax Your loan request to us at (866)-671-9215.

The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For Your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Policy loans to one per Policy year.
Policy loans may not be available in all states.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
If You purchase the Policy as an individual retirement annuity under section 408(b) of the Internal Revenue Code (or as a part of a traditional individual retirement account or Roth individual retirement account under sections 408(a) and 408A of the Code) or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy and Your ability to assign the Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a Surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as a qualified annuity or IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with qualified annuity or IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and Beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain Underlying Fund Portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Underlying Fund Portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Underlying Fund Portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the Underlying Fund Portfolio companies. The Owners bear the risk that the entire Policy could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) be used to provide payments to a designated Beneficiary for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The designated Beneficiary must be an individual and payments must begin within one year of such Owner’s death. However, if upon such Owner's death the Owner's surviving spouse is the sole Beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
In certain instances a designated Beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation 1.401(a)(9)-9(b).
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of Nonqualified Annuities
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are Surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy value over the “investment in the Policy.” There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.
Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or Beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Maturity Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Maturity Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced Ages a Policy might no longer be treated as an annuity Policy if the Policy has not been Annuitized before that Age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
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Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
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Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one annuity payment option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.

Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You Surrender Your Policy, You are generally taxed on the amount that Your Surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy value over the “investment in the Policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and Surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.
If Your Policy contains an excess interest adjustment feature (also known as a market value adjustment), then Your Policy value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and You may want to discuss the potential tax consequences of an excess interest adjustment with Your financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some Surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches Age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity Policy that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity Policy exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Policy value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, Surrender, annuity income payment or death benefit).
If You exchange part of an existing Policy for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You make a withdrawal) from either Policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity Policy for the Policy, especially if You may make a withdrawal from either Policy within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions
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made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a Surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a Withdrawal; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. There may be limitations on Your ability to transfer, assign or exchange a qualified Policy. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to Age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount applicable to individuals is $13.99 million for 2025 and $15 million for 2026. The maximum rate applicable to an estate that exceeds this limit is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
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Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but rather are subject to the required minimum distribution provisions in Section 401(a)(9) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies to comply with applicable law.
Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity,” a “qualified joint and survivor annuity”, or other payment method
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin not later than one year after the date of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s surviving spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is an individual who is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 73 If the Owner dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total Purchase Payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or Withdrawals according to the requirements in the IRS regulations (minimum required distributions) must begin by the Required Beginning Date; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional
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individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to Age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to Age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining Age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of Age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to Age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that Surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a Surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
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Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible Purchase Payments made by You or on Your behalf. If You do not have any non-deductible Purchase Payments, Your investment in the Policy will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the Policy prior to the date You reach age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You should consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the Required Beginning Date or (ii) retires and must be made in a specified form or manner. if a participant in a qualified plan is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin by the Required Beginning Date. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with a financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable. If Your Policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a qualified Policy.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
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Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as Policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.
Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or taken. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
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OTHER INFORMATION
Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The Underlying Fund Portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the Underlying Fund Portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the Underlying Fund Portfolios serve as investments might at some time be in conflict. We and each Underlying Fund Portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of Underlying Fund Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the Underlying Fund Portfolios, which discuss the Underlying Fund Portfolios’ risks regarding mixed and shared funding, as applicable.
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Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCL's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, LLC (TCL), for the distribution and sale of the policies. We pay commissions to TCL which are passed through to selling firms. (See below). We also pay TCL an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCL for certain expenses it incurs in order to pay for the distribution of the policies.
We have discontinued new sales of the policies. You may, however, continue to make Purchase Payments to fund Your Policy pursuant to its terms, and exercise all other rights and options under Your Policy - such as reallocating Your Policy value among investment choices, making Withdrawals and full Surrenders, and making changes of ownership of Your Policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the policies. We pay ongoing commissions through TCL to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.5% of Purchase Payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCL, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold You the Policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may continue to receive in connection with Your Policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this Policy to You.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCL. We and/or our affiliates also provide TCL with a percentage of total commissions paid on sales of our policies and provide TCL with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.
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The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Policy that are distributed to current Owners of the Policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon Ltd. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon Ltd.
Additional Compensation that We, TCL and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
During 2025, in general, payments calculated as a percentage of sales ranged from 8 basis point (0.08%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $3,000.00 to $655,299.95 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2025, TCL had revenue sharing agreements with more than 71 broker dealers and other financial intermediaries including, without limitation:
Ameriprise Financial Services, Inc.; Advisor Group, Inc./Osaic, Inc. (Osaic Wealth, Inc., SagePoint,  Securities America, Triad, American Portfolios, and Osaic Institutions); Atria Wealth Solutions, Inc. (Cadaret Grant & Co., CUSO Financial, Grove Point Investments, Next Financial, SCF Securities, and Western International Securities, Inc.);  Cambridge Investment Research; Centaurus Financial, Inc.; Aretec Group, Inc./Cetera Financial Group, Inc. (Avantax Insurance Agency, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Wealth Services,); CFD Investments Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Clear Financial; Commonwealth Financial Network; Community America Financial Solutions LLC/Copper Financial; D.A. Davidson & Co., Inc.; Edward Jones; EF Legacy Securities; Equitable Advisors, LLC; Equity Services, Inc.; Financial Data Services, Inc.; First Trust; Geneos Wealth Management; Great West Financial; Hantz Financial Services, Inc.; Hornor Townsend & Kent Inc.; Independent Financial Group, LLC; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; Lincoln Investment; Lion Street Financial; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Nations Financial Group Inc.; OneAmerica Securities Inc.; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; PNC Investments; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets; Stifel Nicolaus & Company Inc.; Trinity Wealth Securities LLC; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; and Wells Fargo Advisors, LLC.
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For the calendar year ended December 31, 2025, TCL paid approximately $41 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCL expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2026, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.
No specific charge is assessed directly to Owners or the Separate Account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
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APPENDIX A
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89358R481?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)851-9777.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.64%	6.24%	2.85%	3.92%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30 Advised by: ProFund Advisors LLC	1.72%	24.12%	-2.31%	5.18%
Seeks investment results, before fees and expenses, that track the performance of the S&P 500® Index (the “Index”)	ProFund VP Bull Advised by: ProFund Advisors LLC	1.68%	15.56%	12.18%	12.55%
Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication Services Advised by: ProFund Advisors LLC	1.70%	20.91%	14.55%	8.97%
To seek investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index.	ProFund VP Consumer Discretionary Advised by: ProFund Advisors LLC	1.72%	5.51%	5.53%	10.01%
To seek investment results, before fees and expenses, that track the performance of the S&P® Emerging 50 ADR Index (USD) (the “Index”).	ProFund VP Emerging Markets Advised by: ProFund Advisors LLC	1.74%	36.13%	3.07%	8.66%
To seek investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy Advised by: ProFund Advisors LLC	1.71%	5.86%	21.01%	5.88%
To seek investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index (the “Index”)	ProFund VP Europe 30 Advised by: ProFund Advisors LLC	1.72%	29.59%	12.78%	8.01%
To seek daily investment results, before fees and expenses, that correspond to the daily performance of the ICE U.S. Dollar Index.	ProFund VP Falling U.S. Dollar Advised by: ProFund Advisors LLC	2.86%	10.81%	-1.85%	-1.14%
To seek daily investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”)	ProFund VP Financials Advised by: ProFund Advisors LLC	1.69%	12.90%	12.77%	11.04%

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investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2) Advised by: ProFund Advisors LLC	1.66%	3.27%	2.54%	1.39%
To seek investment results, before fees and expenses, that track the performance of the MSCI EAFE Index (the "Index").	ProFund VP International Advised by: ProFund Advisors LLC	1.67%	27.97%	6.29%	5.60%
To seek investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the "Index").	ProFund VP Japan Advised by: ProFund Advisors LLC	1.68%	30.69%	14.99%	11.39%
To seek investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index.	ProFund VP Materials Advised by: ProFund Advisors LLC	1.71%	8.05%	6.41%	8.42%
To seek investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Index (the "Index").	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.68%	4.78%	6.63%	8.22%
To seek investment results, before fees and expenses, that track the performance of the Nasdaq-100® Index (the "Index").	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.68%	18.62%	12.94%	17.28%
To seek investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the "Index").	ProFund VP Pharmaceuticals Advised by: ProFund Advisors LLC	1.69%	29.34%	5.70%	5.37%
To seek investment results, before fees and expenses, that track the performance of the Dow Jones Precious MetalsSM Index (the "Index").	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.68%	150.31%	17.01%	18.89%
To seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P Emerging 50 ADR Index (USD) (the "Index").	ProFund VP Short Emerging Markets Advised by: ProFund Advisors LLC	1.69%	-26.15%	-6.13%	-12.36%
To seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the "Index").	ProFund VP Short International Advised by: ProFund Advisors LLC	1.62%	-20.81%	-6.46%	-8.23%
To seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of daily performance of the Nasdaq-100® Index (the "Index") .	ProFund VP Short NASDAQ-100 Advised by: ProFund Advisors LLC	1.75%	-15.80%	-13.57%	-18.48%
To seek daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index.	ProFund VP Short Small-Cap Advised by: ProFund Advisors LLC	1.78%	-10.08%	-6.50%	-11.77%

60

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek investment results, before fees and expenses, that track the performance of the Russell 2000® Index (the "Index").	ProFund VP Small-Cap Advised by: ProFund Advisors LLC	1.87%	10.86%	4.23%	7.63%
To seek investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index (the "Index").	ProFund VP Small-Cap Value Advised by: ProFund Advisors LLC	1.73%	5.00%	7.17%	7.81%
To seek daily investment results, before fees and expenses, that correspond to one and one-quarter time (1.25x) the daily performance of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus Advised by: ProFund Advisors LLC	1.42%	1.17%	-13.73%	-3.45%
To seek daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index.	ProFund VP UltraSmall-Cap Advised by: ProFund Advisors LLC	1.84%	12.93%	1.23%	8.81%
To seek investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index.	ProFund VP Utilities Advised by: ProFund Advisors LLC	1.70%	13.98%	7.78%	8.61%
To seek to provide high total return through a combination of current income and capital appreciation.	Transamerica Aegon Bond VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.53%	7.13%	-0.34%	2.08%
To seek to achieve maximum total return.	Transamerica Aegon Core Bond VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.48%	6.99%	-0.14%	2.09%
To seek a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.64%	8.46%	4.12%	5.91%
To seek total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management UK plc	0.72%	11.26%	8.39%	7.35%
To seek to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.59%	5.85%	-1.28%	1.18%
To seek as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial(2) Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.29%	4.07%	3.05%	1.91%
To seek to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.86%	9.51%	2.64%	3.65%
To seek capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.97%	11.72%	5.42%	6.81%
To seek current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.93%	8.65%	2.65%	4.17%

61

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.94%	10.64%	5.18%	4.94%
To seek long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.46%	11.64%	3.47%	4.90%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.92%	13.00%	3.04%	5.22%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.94%	10.65%	1.67%	4.43%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.95%	15.58%	5.65%	6.85%
To seek to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.63%	10.77%	5.10%	5.67%
To seek capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.66%	12.27%	7.84%	7.65%
To seek long-term capital appreciation.	Transamerica International Focus VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Sands Capital Management, LLC	0.83%	6.47%	0.99%	5.45%
To seek current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.71%	10.63%	2.33%	4.91%
To seek capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.77%	13.13%	5.83%	8.08%
To seek capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.72%	11.89%	3.86%	6.33%
To seek long-term capital appreciation.	Transamerica JPMorgan Diversified Equity Allocation VP - Initial(3) Advised by: Transamerica JPMorgan Diversified Equity Allocation VP; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.80%	19.45%	9.16%	11.18%
To seek to earn a total return modestly in excess of the total return performance of the S&P 500® Index while maintaining a volatility of return similar to the S&P 500® Index.	Transamerica JPMorgan Enhanced Index VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.61%	16.21%	14.39%	14.61%

62

investment options AVAILABLE UNDER THE POLICY — (Continued)

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	1 year	5 years	10 years
To seek capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.87%	18.02%	3.50%	5.77%
To seek current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.80%	9.10%	2.06%	4.40%
To seek long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Janus Henderson Investors US LLC	0.99%	13.46%	7.57%	9.31%
To seek long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Janus Henderson Investors US LLC	0.84%	8.11%	7.17%	11.14%
To seek to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Mangement, Inc.	0.64%	13.06%	8.62%	9.73%
To seek to maximize total return.	Transamerica Small/Mid Cap Value VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Systematic Financial Management, L.P.	0.81%	9.81%	9.56%	9.81%
To seek long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: T. Rowe Price Associates, Inc.	0.83%	10.27%	5.43%	10.46%
Seeks to maximize long-term growth	Transamerica WMC US Growth VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Wellington Management Company LLP	0.64%	17.76%	12.32%	16.43%
1. Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
2. There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
3. Effective on or about November 1, 2025, Transamerica JPMorgan Asset Allocation - Growth VP was renamed Transamerica JPMorgan Diversified Equity Allocation VP

NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
63

CLOSED INVESTMENT OPTIONS:
The following Subaccounts are only available to Owners that held an investment in the Subaccounts on May 1, 2003:

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.79%	21.24%	15.08%	15.49%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.81%	21.73%	11.04%	19.64%
The following Subaccount was closed to new investments on December 12, 2005:

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
To seek to provide investors with long-term capital growth.	Transamerica TSW Mid Cap Value Opportunities VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Thompson, Siegel & Walmsley LLC	0.76%	9.56%	9.32%	8.64%

* All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
The following Subaccount was closed to new investments on December 12, 2011:

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.71%	18.75%	12.23%	11.32%

64

Appendix B
guaranteed minimum income benefit rider – hypothetical illustrations
(No Longer available)
This discussion assumes the rider is included in the Policy.
Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 Purchase Payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent Purchase Payments, loans or Withdrawals, that there were no premium taxes and that the $100,000 premium is Annuitized under the rider. Six different annuity payment options are illustrated: a male Annuitant, a female Annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the Annuitant is (or both Annuitants are) 60 years old when the Policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum Annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum Annuitization value has occurred).
Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.
Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (Age 70)	$1,112	$1,049	$1,035	$999	$879	$870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (Age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116
* Life only = Life Annuity with No Period Certain
**Life 10 = Life Annuity with 10 Years Certain
These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable Investment Option.
Withdrawals will affect the minimum Annuitization value as follows: Each rider year, Withdrawals up to the limit of the minimum Annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum Annuitization value on a dollar-for-dollar basis. Withdrawals over this limit will reduce the minimum Annuitization value by an amount equal to the excess Withdrawals amount multiplied by the ratio of the minimum Annuitization value immediately prior to the excess Withdrawal to the Annuity Value immediately prior to the excess Withdrawal.
The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum Annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the Annuitant’s (and joint Annuitant’s, if any) gender (or without regard to gender if required by law), Age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the Subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.
The scheduled payment on each subsequent rider anniversary after Annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected Subaccounts. The supportable payment is equal to the number of variable annuity units in the selected Subaccounts multiplied by the variable Annuity Unit Values in those Subaccounts on the date the payment is made. The variable Annuity Unit Values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that
65

Appendix B — (Continued)
Policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each Subaccount on a proportionate basis.
We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of Your payment will not increase or decrease and will not depend upon the performance of any Subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.
Illustrations of Annuity Payment Values Between the Policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect Your variable annuity payments over time when You can Annuitize under the Policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that You will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.
Your variable annuity payment may be more or less than the income shown if the actual returns of the Subaccounts are different from those illustrated. Since it is very likely that Your investment returns will fluctuate over time, You can expect that the amount of Your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the Subaccounts, also depend on how long You live and whether You choose to Annuitize under the rider.
Another factor that determines the amount of Your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the Subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the Subaccounts, net of all charges, is less than the AIR. If You Annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than Your initial payment.
The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between Annuitizing under the Policy and the rider.
●
The table for the Policy assumes an Annuity Value (“AV”) of $150,000; the entire Annuity Value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.
●
The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.
●
The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the Policy and 2.50% for the rider).
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44
66

Appendix B — (Continued)
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
*The corresponding net returns are 3.60% and 2.50%
Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80
*The corresponding net returns are -6.40% and -7.50%
The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting Annuitization under the Policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the Policy and -7.5% for the rider.
The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Policy and the rider may be higher or lower, will vary from year to year, and will depend on how You allocate among the Subaccounts. The Separate Account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Policy, which increases to 2.50% of the average daily net assets if You Annuitize under one of the rider variable payment options.
Upon request, we will furnish You with a customized illustration based on Your individual circumstances and choice of annuity options.
67

APPENDIX C
ADDITIONAL EARNINGS RIDER - Hypothetical examples
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Example 1 – Basic Additional Earnings Rider Example, with no additional Purchase Payments or Withdrawals
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 –40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of Withdrawal
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Withdrawal:
$50.000.00	Annuity Value before Withdrawals (AV)
$15,000.00	Withdrawal (PW) (including Withdrawal charges)
$12,000.00	Withdrawal Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after Withdrawal (RB = RBI – WAB = 40,000 –12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 –28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000
68

APPENDIX D
FINANCIAL INTERMEDIARY VARIATIONS
WRL Freedom Wealth Creator VA (the “Policy”)
This appendix describes variations in the availability of Investment Options, Policy benefits, and other Policy features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Policy is sold.
Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.
NOT APPLICABLE

69

where to find additional information
The Statement of Additional Information (SAI) dated May 1, contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89358R481?site=VAVUL. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800)851-9777 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier No. is #C000223598

STATEMENT OF ADDITIONAL INFORMATION
WRL FREEDOM WEALTH CREATOR®
Issued through
WRL SERIES ANNUITY ACCOUNT
Offered by
TRANSAMERICA LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Wealth Creator® offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, , by calling (800)851-9777, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information have the same meaning.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2026

2

Information About Us
We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc. and is licensed in all states and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd. of The Netherlands, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
The Separate Accounts
WRL Series Annuity Account (the “Separate Accounts”), 6400 C Street S.W., Cedar Rapids, Iowa, were established by the Company on April 12, 1998, and is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Accounts have various Subaccounts each of which invests solely in a corresponding Portfolio of the Fund.
The Separate Accounts are registered with the SEC as unit investment trusts under the 1940 Act (the “1940 Act”). However, the SEC does not supervise the management, the investment practices, or the policies of the separate accounts.
Cybersecurity (continued from “Principal Risks” section of the Prospectus)
OPPORTUNITIES and CHALLENGES
The increasing digitalization of the financial services landscape has intensified the financial and reputational risk presented by cybersecurity threats. As our business becomes more technology driven and our digital reliance increases, we become a greater target for cybercriminals, and more vulnerable to threats such as ransomware attacks.
What Transamerica is doing
Transamerica maintains a well-documented information security program which is based on ISO 27000 series and incorporates aspects of COBIT, NIST, SANS, as well as other industry-recognized frameworks and standards. The program is designed to protect the infrastructure, information systems, and the information in Transamerica’s systems from unauthorized access, use, or other malicious acts by enabling the organization to identify risks, implement appropriate protections, and detect and respond to cybersecurity events. Transamerica has established strong security policies, procedures, guidelines, and standards that are reviewed regularly for compliance with applicable laws, regulations, and alignment with industry standards. Our cybersecurity program covers aspects of security management: data handling and classification; access controls and identity management; business continuity and disaster recovery; configuration management; asset management; risk assessment; data disposal; information security incident response; system operations; vulnerability and patch management; system, application, and network security and monitoring; systems and application development and performance; physical and environmental controls; data privacy; vendor and third- party service provider management; consistent use of multi-factor authentication; cybersecurity awareness training; and encryption.
We continue to take steps to strengthen our information security program, infrastructure, and ability to respond to cyberattacks, for example, by further developing our information security teams and strengthening controls. Transamerica’s Risk Management teams also periodically assess known potential cyber risk factors, together with the first line functions such as the Security Operations Center, with known trends or material incidents reported to Transamerica’s Management and Supervisory Boards as necessary.
OVERVIEW
Information security and privacy regulation
Transamerica’s businesses are regulated with respect to information security, data breach response, privacy, and data use at both the federal and state levels. At the federal level, various Transamerica companies are subject to the Gramm-Leach-Bliley Act (GLBA), the Fair Credit Reporting Act (FCRA), and the Health Insurance Portability and Accountability Act (HIPAA), amongst other laws. At the state level, Departments of Insurance and Financial Services typically administer a series of privacy and information security laws, guidance, and regulations that impact several Transamerica businesses. New York Department of Financial Services Rule 500 (NYDFS Rule 500). amended its Part 500 Cybersecurity Rules to adopt heightened information security requirements in relation to areas such as cybersecurity governance, cybersecurity risk assessments, and incident reporting with staggered compliance dates with the last one ending in Nov of 2025. In addition, in recent years numerous state legislatures have passed or have attempted to pass additional, more broad-based general consumer privacy laws, such as the California Consumer Privacy Act. Additional laws and regulations with respect to these topics are also anticipated to be promulgated
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and to go into effect in the coming years, and they may be administered by new or different state agencies or by the offices of state Attorneys General. The White House, SEC, and other regulators have also increased their focus on companies’ cybersecurity vulnerabilities and risks, including in relation to third-party service providers. The SEC adopted the Cybersecurity Risk Management, Strategy, Governance, and Incident Disclosure by Public Companies in 2023 (the “Rule”). The Rule enhances and standardizes disclosures for public companies with regard to their cybersecurity risk strategy, management, and governance. The Rule also requires the reporting of a cybersecurity incident within four business days of determining that an incident is deemed material. In 2024, the SEC also amended Regulation S-P, the implementing regulation for GLBA applicable to broker-dealers, investment companies, registered investment advisers, and transfer agents. The Amendments include new requirements related to incident response programs, customer notifications of data breaches, service provider oversight, and other related matters. In September 2024, the Department of Labor (DOL) released an update to its 2021 cybersecurity guidance for plan sponsors, fiduciaries, recordkeepers and plan participants. This guidance has now been updated to confirm that the agency’s 2021 guidance generally applies to ERISA-covered employee benefit plans, including health and welfare plans.
Operational Risks
A computer system failure or security breach of Transamerica’s IT systems or that of critical third parties may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect Transamerica’s results of operations, financial condition, and cash flows.
Transamerica relies heavily on computer and information systems and internet and network connectivity (collectively, “IT systems”) to conduct a large portion of its business operations. This includes the need to implement procedures designed to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through customers, business partners, (semi-) governmental agencies and third-party service providers. Computer system failures, cyber-crime attacks, or security or data privacy breaches may materially disrupt Transamerica’s business operations, damage Transamerica’s reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect Transamerica’s results of operations, financial condition and cash flows.
The information security risk that Transamerica faces includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack Transamerica’s systems and information and potentially demand ransom. It also includes inside threats, both malicious and accidental. For example, human error, bugs and vulnerabilities that may exist in Transamerica’s systems or software, unauthorized user activity, and lack of sufficiently automated processing or sufficient logging and monitoring can result in improper information exposure or failure or delayed detection of such activity in a timely manner. Transamerica also faces risk in this area due to its reliance in many cases on third-party systems, any of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by Transamerica or its subsidiaries may not adequately secure their own IT systems or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target Transamerica and applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.
In recent years, information security risk has increased sharply due to a number of developments in how information systems are used, not only by companies such as Transamerica, but also by society in general. Threats have increased in frequency and magnitude, and are expected to continue to increase, as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can potentially exploit. Transamerica also faces increased cybersecurity risks due to the number of Transamerica’s and Transamerica’s service providers’ and partners’ employees who are working remotely, which creates additional opportunities for cybercriminals to launch social engineering attacks and exploit vulnerabilities in non-corporate IT environments. The White House, SEC and other regulators have also increased their focus on cybersecurity vulnerabilities and risks.
Large financial institutions such as and including Transamerica have been, and will continue to be, subject to information security attacks. The nature of these attacks will also continue to be unpredictable, and in many cases, may arise from circumstances that are beyond Transamerica’s control. Attackers are also increasingly using tools and techniques that are specifically designed to circumvent controls, to evade detection and even to remove or obfuscate forensic evidence. As a result, Transamerica may be unable to timely or effectively detect, identify, contain, investigate or remediate IT systems in response to future cyberattacks. Especially if and to the extent Transamerica fails to adequately invest in defensive infrastructure, timely response capabilities, technology, controls and processes, or to effectively execute against its information security strategy, it may suffer material adverse consequences.
Transamerica maintains cyber liability insurance to help decrease the financial impact of cyber-attacks and information security events, subject to the terms and conditions of the policy; however, such insurance may not be sufficient to cover applicable losses that Transamerica may suffer.
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A breach of data privacy or security obligations may disrupt Transamerica’s business, damage Transamerica’s reputation and adversely affect financial conditions and results of operations.
Pursuant to applicable laws, various government and semi-governmental and other administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential or sensitive information held by Transamerica. Notably, certain of Transamerica’s businesses are subject to laws and regulations enacted by US federal and state governments and/or various regulatory organizations relating to the privacy and/or information security of the information of customers, employees or others.
Numerous other legislators and regulators with jurisdiction over Transamerica’s businesses are considering or have already enacted enhanced information security risk management and privacy laws and regulations, with the overall number and scope of such laws and regulations continuing to increase year over year. A number of Transamerica companies are also subject to contractual restrictions with respect to the use and handling of the sensitive information of Transamerica’s clients and business partners.
Transamerica, and its employees, third-party providers and business partners have access to, and routinely process, the personal information of consumers and employees. Transamerica relies on a large number of processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, Transamerica, its systems, employees and business partners. It is possible that Transamerica or its third parties could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Transamerica’s data or data in its possession could also be the subject of an unauthorized information security attack. If Transamerica fails to maintain adequate processes and controls or if Transamerica or its business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage Transamerica’s reputation or lead to increased regulatory scrutiny or civil or criminal penalties or (class action) litigation, which, in turn, could have a material adverse effect on Transamerica’s business, financial condition and results of operations.
In addition, Transamerica analyzes personal information and customer data to better manage its business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such information may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over Transamerica or its subsidiaries in recent years, and more similar obligations are likely to be imposed in the near future across Transamerica’s operations. Such restrictions and obligations could have material impacts on Transamerica’s business, financial conditions and results of operations.
In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
A joint owner may only be a spouse and may be named in the policy application or in a written notice to our Administrative Office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.
An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.
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Entire Policy
The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.
Misstatement of Age or Gender
During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Annuity Payment Options
During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.
Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the policy’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $100 per period. If none of these is possible, a lump sum payment will be made.
Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. For certain qualified policies the use of unisex mortality tables may be required.
The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:
Maturity Date	Adjusted Age
Before 2001	Actual Age
2001-2010	Actual Age minus 1
2011-2020	Actual Age minus 2
2021-2030	Actual Age minus 3
2031-2040	Actual Age minus 4
After 2040	As determined by the Company
This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
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Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.
Death Benefit
Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.
If an owner is not the annuitant and dies before the annuitant:
●
if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
●
if the beneficiary is alive and is the owner’s spouse, the beneficiary will become the new owner;
●
if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner.
The cash value must be distributed either:
●
will be distributed in accordance with the applicable provisions of the Internal Revenue Code; or
●
over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
●
over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.
Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.
If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. If an owner and the annuitant are not the same person and the owner dies during the accumulation period, then in the event of joint owners, the younger joint owner will automatically become the new annuitant and this policy will continue.   If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.
Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.
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If a beneficiary elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow withdrawals and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.
The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.
If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the policy at any time for the policy's cash value.
Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.
Assignment
During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.
With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.
Proof of Age, Gender and Survival
We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.
Non-Participating
The policy will not share in the Company’s surplus earnings; no dividends will be paid.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each purchase payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the withdrawal charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
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INVESTMENT EXPERIENCE
Accumulation Units
Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.
Upon allocation to the selected subaccount, purchase payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the purchase payment is received at the Administrative Office or, in the case of the initial purchase payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A
the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B
the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C
a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D
is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E
is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =
The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.40% on an annual basis; On a daily basis, this equals 0.000038091.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000038091 = Z = 1.014874190
(11.40)
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Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the mortality and expense risk charge that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A
is the variable annuity unit value for the subaccount on the immediately preceding business day;
B
is the net investment factor for that subaccount for the valuation period; and
C
is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)
is the result of:
(1)
the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)
the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)
a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)
is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)
is a factor representing the mortality and expense risk charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of the portfolio share held in that subaccount.
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.
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Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the maturity date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
HISTORICAL PERFORMANCE DATA
Money Market Yields
Yield. The yield quotation set forth in the prospectus for the TA BlackRock Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA BlackRock Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.
11

Effective Yield. - The effective yield quotation for the TA BlackRock Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA BlackRock Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:
EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1
The effective yield is shown at least to the nearest hundredth of one percent.
Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the withdrawal charge that may be assessed at the time of withdrawal in an amount ranging up to 8% of the requested withdrawal amount. Nor do the yield and effective yield calculations take into account the withdrawal charges imposed under the policy or the charges for any optional riders. The specific withdrawal charge percentage applicable to a particular withdrawal depends on the length of time purchase payments have been held under the policy and whether withdrawals have been made previously during that policy year. (See EXPENSES - Withdrawal Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA BlackRock Government Money Market subaccount and the fund are excluded from the calculation of yield.
The yield on amounts held in the TA BlackRock Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA BlackRock Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica BlackRock Government Money Market VP, the types and quality of portfolio securities held by the Transamerica BlackRock Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA BlackRock Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.
Total Returns
The total return quotations set forth in the prospectus for all subaccounts, except the TA BlackRock Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
For purposes of the total return quotations for all of the subaccounts, except the TA BlackRock Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period . Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the withdrawal charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or withdrawal charges that may be applicable to a particular policy.
12

Other Performance Data
We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the withdrawal charge under the policy and that the data may be presented for different time periods and for different purchase payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.
We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:
(1 + T)n - 1
Where:
T and n are the same values as above
In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.
For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period.
Advertising and Sales Literature
From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.
When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.
As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.
services
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also
13

receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly purchases deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
TCL serves as principal underwriter for the policies. TCL's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCL is an affiliate of Transamerica Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCL is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA” ). TCL is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCL. Sales representatives with these selling firms are appointed as our insurance agents.
During fiscal years 2025, 2024, and 2023, $465,673, $447,081, and $432,801, respectively, were paid to TCL. TCL passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCL and pay for TCL’s operating and other expenses, including overhead, legal and accounting fees.
We and/or TCL or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCL may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company as of December 31, 2025 and December 31, 2024, and for each of the two years in the period ended December 31, 2025, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditor, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The financial statements of each of the subaccounts of WRL Series Annuity Account as of December 31, 2025, and for each of the two years in the period ended December 31, 2025, incorporated by reference to the Form N-VPFS dated April 24, 2026, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference elsewhere herein, and are incorporated in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory-basis financial statements and supplementary information of Transamerica Life Insurance Company for the year ended December 31, 2023 have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

14

FINANCIAL STATEMENTS
All required statutory financial statements are included in Part B of this Registration Statement. Required WRL Series Annuity Account financial statements are incorporated by reference to N-VPFS (811-05672) filed on April 24, 2026.
The values of Your interest in the Separate Account will be affected solely by the investment results of the selected Subaccount(s). The statutory-basis financial statements and schedules of Transamerica Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS – STATUTORY BASIS
AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company
Years Ended December 31, 2025, 2024 and 2023

Transamerica Life Insurance Company

Financial Statements – Statutory Basis
and Supplementary Information

Years Ended December 31, 2025, 2024 and 2023

2

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

1

Report of Other Auditors on 2023 Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2023, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

2

In performing an audit in accordance with GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

3

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for the year ended December 31, 2023, including the related notes and supplementary insurance information for the year ended December 31, 2023, and reinsurance for the year ended December 31, 2023 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the results of its operations or its cash flows for the year ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
4

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

• Exercise professional judgment and maintain professional skepticism throughout the audit.
• Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
• Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2024

5

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis
(Dollars in Millions)

	December 31
	2025	2024
Admitted assets
Cash, cash equivalents and short-term investments	$1,103	$1,939
Bonds	49,696	51,162
Preferred stocks	40	44
Common stocks	2,684	2,952
Mortgage loans on real estate	8,818	8,885
Real estate	37	39
Policy loans	2,376	2,239
Securities lending reinvested collateral assets	1,657	1,667
Derivative assets	247	399
Receivable for derivative cash collateral	531	466
Other invested assets	3,053	3,293
Total cash and invested assets	70,242	73,085

Accrued investment income	613	669
Premiums deferred and uncollected	63	70
Net deferred income tax asset	689	802
Variable annuity reserve hedge offset deferral	645	883
Excess of loss reinsurance asset	—	3,024
Other assets	1,999	1,464
Separate account assets	109,592	103,494
Total admitted assets	$183,843	$183,491

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$54,409	$58,055
Policy and contract claim reserves	919	1,048
Liability for deposit-type contracts	671	693
Other policyholders’ funds	49	47
Transfers from separate accounts due or accrued	(236)	(254)
Funds held under reinsurance treaties	7,097	7,046
Asset valuation reserve	1,292	1,358
Derivative liabilities	934	1,481
Payable for collateral under securities loaned and other transactions	1,735	1,764
Borrowed money	650	1,500
Other liabilities	1,450	1,334
Separate account liabilities	109,592	103,494
Total liabilities	178,562	177,566
Total capital and surplus	5,281	5,925
Total liabilities and capital and surplus	$183,843	$183,491
See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Revenues
Premiums and other considerations	$15,032	$18,767	$9,516
Net investment income	3,589	3,743	3,597
Commissions and expense allowances on reinsurance ceded	(729)	428	329
Reserve adjustment on reinsurance ceded	(183)	(133)	(139)
Consideration received on reinsurance recapture and novations	104	243	140
Fee revenue and other income	1,785	1,805	2,119
Total revenue	19,598	24,853	15,562

Benefits and expenses
Death benefits	2,609	2,713	2,433
Annuity benefits	1,579	1,485	1,466
Accident and health benefits	1,170	1,104	1,046
Surrender benefits	18,364	18,845	14,692
Other benefits	288	282	257
Net increase (decrease) in reserves	(3,666)	1,302	(5,482)
Commissions	1,550	1,442	1,343
Taxes, licenses and fees	177	176	163
Funds withheld ceded investment income	307	180	95
Net transfers to (from) separate accounts	(6,011)	(6,163)	(4,801)
IMR adjustment due to reinsurance	217	—	248
General insurance expenses and other	1,303	1,151	1,291
Total benefits and expenses	17,887	22,517	12,751
Gain (loss) from operations before dividends and federal income taxes	1,711	2,336	2,811
Dividends to policyholders	7	8	8
Gain (loss) from operations before federal income taxes	1,704	2,328	2,803
Federal income tax (benefit) expense	(61)	(37)	75
Net gain (loss) from operations	1,765	2,365	2,728
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(575)	(1,439)	(1,999)
Net income (loss)	$1,190	$926	$729

See accompanying notes.
7

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2023	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Merger of LIICA Re II and TPRe	—	—	36	576	612
Balance at January 1, 2024	$7	$4,672	$552	$1,299	$6,530
Net income (loss)	—	—	—	926	926
Change in net unrealized capital gains/losses, net of taxes	—	—	524	(1,173)	(649)
Change in net deferred income tax asset	—	—	—	8	8
Change in nonadmitted assets	—	—	—	(7)	(7)
Change in asset valuation reserve	—	—	—	(46)	(46)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(154)	(165)
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925

Continued on next page.
8

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis
(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2024	$7	$4,661	$1,076	$181	$5,925
Net income (loss)	—	—	—	1,190	1,190
Change in net unrealized capital gains/losses, net of taxes	—	—	(49)	2	(47)
Change in net deferred income tax asset	—	—	—	(431)	(431)
Change in nonadmitted assets	—	—	—	413	413
Change in asset valuation reserve	—	—	—	66	66
Change in surplus as a result of reinsurance	—	—	—	1,029	1,029
Paid-in surplus adjustment	—	—	—	824	824
Return of contributed capital	—	(399)	—	—	(399)
Dividends to stockholders	—	—	—	(200)	(200)
Change in excess of loss reinsurance asset	—	—	—	(3,025)	(3,025)
Other changes - net	—	(13)	—	(51)	(64)
Balance at December 31, 2025	$7	$4,249	$1,027	$(2)	$5,281

See accompanying notes.
9

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
	2025	2024	2023
Operating activities
Premiums and annuity considerations	$17,582	$18,865	$13,933
Net investment income	3,455	3,666	3,580
Other income	2,009	2,159	1,940
Benefit and loss related payments	(24,156)	(24,428)	(19,702)
Net transfers from separate accounts	5,853	6,094	4,842
Commissions and operating expenses	(3,183)	(2,976)	(2,787)
Dividends paid to policyholders	(5)	(5)	(5)
Federal income taxes (paid) received	(42)	12	18
Net cash provided by (used in) operating activities	$1,513	$3,387	$1,819

Investing activities
Proceeds from investments sold, matured or repaid	$24,876	$6,828	$8,889
Costs of investments acquired	(26,448)	(9,550)	(8,332)
Net change in policy loans	(137)	(131)	(81)
Net cash provided by (used in) investing activities	$(1,709)	$(2,853)	$476

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$402	$(16)	$6
Dividends to stockholders	(200)	(415)	(858)
Net deposits (withdrawals) on deposit-type contracts	(36)	(32)	(45)
Net change in borrowed money	(850)	(236)	(1,354)
Net change in funds held under reinsurance treaties	51	(433)	43
Net change in payable for collateral under securities lending and other transactions	(28)	(1,335)	828
Other cash (applied) provided	21	482	(30)
Net cash provided by (used in) financing and miscellaneous activities	$(640)	$(1,985)	$(1,410)

Net increase (decrease) in cash, cash equivalents and short-term investments	(836)	(1,451)	885

Cash, cash equivalents and short-term investments:
Beginning of year*	1,939	3,390	2,420
End of year	$1,103	$1,939	$3,305
See accompanying notes.
*Refer to Note 1 for information on the merger impacting the comparability of ending 2023 and beginning 2024 cash balances.
10

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis
(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2025	2024	2023

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:

Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$2,537	$—	$792
Increase of funds withheld related to affiliated reinsurance agreement	—	—	(4,394)

See accompanying notes.

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)
Years Ended December 31, 2025, 2024 and 2023

1.
Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

On December 9, 2025, the Company merged with LIICA Re II Inc. (LIICA Re II) and Transamerica Pacific Reinsurance (TPRe), both affiliated captive insurance companies regulated in Vermont, with the Company as the surviving entity. As part of the merger, the Company assumed all assets and liabilities of both the captive companies, and the merger plans were approved by the Iowa Insurance Division (IID) and the Captive Insurance Division of the Vermont Department of Financial Regulation.

The merger was accounted for as a statutory merger according to requirements in SSAP No. 68, Business Combinations. As such, financial statements for the reporting periods ended December 31, 2025 and 2024 were combined and the recorded assets, liabilities and surplus of LIICA Re II and TPRe on a US statutory basis prior to the mergers were carried forward to the merged company without elimination of aspects of affiliate reinsurance activity and other related party transactions that do not impact total capital and surplus or net income between the merged entities. Additionally, the historical income tax positions were not recomputed on a merged entity basis. This treatment has no impact to income or capital and surplus of the Company. Amounts reported for the year ended December 31, 2023 were not combined as part of the merger, in accordance with the explicit permission of the IID. As a result of the merger, LIICA Re II and TPRe's common stock were deemed canceled by operation of law.

Summarized financial information for the Company, LIICA Re II and TPRe presented separately for the period prior to the merger is as follows:

	Year Ended December 31, 2024
	Company	LIICA Re II	TPRe	Eliminations	Merged Totals
Total assets	$179,107	$2,267	$2,612	$(495)	$183,491
Total liabilities	173,182	2,007	2,377	—	177,566
Capital and surplus	5,925	260	235	(495)	5,925
Total revenue	24,709	38	106	—	24,853
Total benefits and expenses	22,409	(18)	126	—	22,517
Net income (loss)	912	48	(34)	—	926

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities (RILA). In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2.
Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the IID, which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company's guaranteed and RILA separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from the NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company's net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2025	2024	2023

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$1,190	$926	$729
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
Net income (loss), NAIC SAP	XXX	XXX	XXX	$1,190	$926	$729

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,281	$5,925	$5,918
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	294	272	47
Excess of loss reinsurance asset	4	Balance Sheet	Excess of loss reinsurance asset	—	3,024	—
Statutory surplus, NAIC SAP	XXX	XXX	XXX	$4,987	$2,629	$5,871

The IID issued a no objection letter for the Company to recognize previously held permitted practices issued by the Captive Insurance Division of the Vermont Department of Financial Regulation to LIICA Re II and TPRe. The permitted practices allowed the captives to include as an admitted asset the value of excess of loss (XOL) reinsurance assets. These historical permitted practices were included on a merged entity basis for the period ended December 31, 2024. The XOL reinsurance assets, totaling $3,024 at December 31, 2024, are for the benefit of the Company. The permitted practice terminated upon the merger of LIICA Re II and TPRe into the Company and has no impact at December 31, 2025.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.
15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.
16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.
17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.
18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. Replications, income generation and held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)
Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)
Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)
Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'BBB' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments:

Interest rate swaps may be used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps may be used to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Total return swaps may be used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard and Poor’s 500 (S&P) or other global market financial index) and floating leg (tied to Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal.  Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps may be used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract; however, if there are upfront costs this is treated as book value and amortized into income over the duration of the deal. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Bond forwards may be used to hedge the interest rate risk (rho) that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.
22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Futures contracts may be used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company may issue products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. The costs to acquire options are treated as book value and amortized into income over the duration of the deal. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps may be used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. The costs to acquire caps are treated as book value and amortized into income over the duration of the deal. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may use zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.
23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company may issue fixed liabilities that have a guaranteed minimum crediting rate. The Company may use receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is subsequently amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment; however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company may replicate investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset, sovereign debt, or commercial mortgage backed security. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions whereby the representative issuer defaults. If terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment however, gains and losses related to the unamortized book value at termination are not permitted to receive IMR treatment.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a U.S. dollar floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a U.S. dollar floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) an interest rate swap that converts a floating rate liability to a fixed rate liability; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a U.S. dollar fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a U.S. dollar fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2025, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options, swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swap purchases of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.
The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.
25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, disallowed IMR and general insurance accounts receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specified in the contracts) and the Company's corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.
26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

28

Reinsurance
Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period's adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as "nonadmitted", primarily net deferred tax assets, reinsurance receivables, agent's balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.
Accounting Changes and Correction of Errors

The Company's policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2025, the NAIC implemented substantive revisions to SSAP No. 26, Bonds and SSAP No. 43, Asset-Backed Securities, incorporating concepts from the principles-based bond definition (PBBD) project regarding the criteria for reporting long-term bonds. In accordance with the NAIC’s transition guidance specific to the project, this update does not constitute a change in accounting principle. The updated guidance has led to modifications in how tables within footnotes 4, 5 and 15 are presented, which may differ from the presentation used in previous reporting periods.

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective January 1, 2025, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to reflect accounting and reporting guidance for investments that do not meet the requirements of PBBD, and for residual tranches or interests/loss positions.

The aggregate book adjusted carrying value for securities reclassified from Schedule D to Schedule BA was $5. The measurement basis for the transferred securities did not change. There was no impact to the Company’s net income or capital and surplus.

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.
Correction of Errors

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.
32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

4.
Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair Value Hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -   Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)
Quoted prices for similar assets or liabilities in active markets
b)
Quoted prices for identical or similar assets or liabilities in non-active markets
c)
Inputs other than quoted market prices that are observable
d)
Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2025 and 2024, respectively:

37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2025
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,081	$1,081	$1,011	$70	$—
Bonds
Asset-backed securities	8,486	8,486	229	7,683	574
Issuer credit obligations	37,782	41,210	3,775	33,950	57
Preferred stocks, other than affiliates	40	40	—	39	1
Common stocks, other than affiliates	73	73	7	5	61
Mortgage loans on real estate	8,030	8,818	—	—	8,030
Other invested assets	213	235	—	200	13
Derivative assets:
Options	75	75	—	75	—
Interest rate swaps	80	80	—	80	—
Currency swaps	66	26	—	66	—
Credit default swaps	34	18	—	34	—
Equity swaps	43	43	—	43	—
Interest rate futures	2	2	2	—	—
Equity futures	3	3	3	—	—
Derivative assets total	303	247	5	298	—
Policy loans	2,376	2,376	—	2,376	—
Securities lending reinvested collateral	1,458	1,458	1,343	115	—
Separate account assets	108,416	108,398	99,066	8,165	1,185

Liabilities
Investment contract liabilities	$11,269	$11,436	$—	$195	$11,074
Derivative liabilities:
Options	19	19	—	19	—
Interest rate swaps	1,121	721	—	1,121	—
Currency swaps	9	42	—	9	—
Credit default swaps	—	5	—	—	—
Equity swaps	102	102	—	102	—
Interest rate futures	1	1	1	—	—
Equity futures	44	44	44	—	—
Derivative liabilities total	1,296	934	45	1,251	—
Payable for securities lending	1,657	1,657	—	1,657	—
Payable for derivative cash collateral	78	78	—	78	—
Separate account liabilities	96,928	97,017	2	96,917	9

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,465	$1,465	$1,462	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	45,903	51,162	4,334	40,738	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	298	337	—	283	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	102,011	102,098	95,458	5,955	598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	91,620	91,698	2	91,609	9
39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company's financial assets and liabilities measured at fair value as of December 31, 2025 and 2024:

	2025
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Asset-backed securities	$—	$14	$1	$15
Issuer credit obligations	—	9	6	15
Total bonds	—	23	7	30
Preferred stock
Industrial and miscellaneous	—	40	—	40
Total preferred stock	—	40	—	40
Common stock
Industrial and miscellaneous	7	5	61	73
Total common stock	7	5	61	73
Cash equivalents and short-term investments
Industrial and miscellaneous	—	3	—	3
Money market mutual funds	896	—	—	896
Total cash equivalents and short-term investments	896	3	—	899
Derivative assets	4	188	—	192
Separate account assets	98,701	4,118	—	102,819
Total assets	$99,608	$4,377	$68	$104,053
Liabilities:
Derivative liabilities	$45	$303	$—	$348
Separate account liabilities	2	—	—	2
Total liabilities	$47	$303	$—	$350

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28
Total bonds	—	28	2	30
Preferred stock
Industrial and miscellaneous	—	44	—	44
Total preferred stock	—	44	—	44
Common stock
Industrial and miscellaneous	4	—	86	90
Total common stock	4	—	86	90
Cash equivalents and short-term investments
Money market mutual funds	1,176	—	—	1,176
Total cash equivalents and short-term investments	1,176	—	—	1,176
Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311
Total assets	$96,474	$4,379	$88	$100,941
Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2
Total liabilities	$17	$799	$—	$816

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Money market mutual funds and other cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Derivatives classified as Level 2 represent over-the-counter contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other over-the-counter trades, or external pricing services.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2025 and 2024:

	Beginning Balance at January 1, 2025	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Asset-backed securities	$1	$—	$—	$(1)	$1
Issuer credit obligations	1	13	1	—	(9)
Preferred stock	—	—	—	—	(1)
Common stock	86	—	—	(3)	7
Total	$88	$13	$1	$(4)	$(2)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2025
Bonds
Asset-backed securities	$—	$—	$—	$—	$1
Issuer credit obligations	3	—	—	—	7
Preferred stock	1	—	—	—	—
Common stock	16	—	45	—	61
Total	$20	$—	$45	$—	$69

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)
Total	$101	$20	$1	$—	$(21)

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86
Total	$16	$—	$27	$—	$88

(a)
Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)
Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2025 and 2024, the Company held no properties classified as held-for-sale.
43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

5.
Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2025
ICOs:
U.S. Government obligations (exempt from RBC)	$4,440	$3	$1,074	$3,369
Other U.S. Government obligations (not exempt from RBC)	299	—	63	236
Non-U.S. sovereign jurisdiction securities	791	20	75	736
Municipal bonds - general obligations (direct & guaranteed)	231	3	25	209
Municipal bonds - special revenue	1,792	3	289	1,506
Corporate bonds	32,336	733	2,513	30,556
Single entity backed obligation	1,246	5	146	1,105
Bank loans - acquired	64	—	10	54
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	11	1	—	12
Total ICOs	$41,210	$768	$4,195	$37,783

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$63	$—	$8	$55
Non-agency CLOs/CBOs/CDOs - unaffiliated	414	2	2	414
Non-agency CMBS - unaffiliated	1,837	20	80	1,777
Non-agency RMBS - unaffiliated	476	55	8	523
Other financial ABS - unaffiliated	2,781	103	87	2,797
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	36	—	—	36
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	738	11	3	746
Other non-financial ABS - unaffiliated	262	5	—	267
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	1,300	15	15	1,300
Other non-financial ABS - unaffiliated	579	6	15	570
Total ABS	$8,486	$217	$218	$8,485
Common stock	$58	$15	$—	$73
Preferred stock	$40	$—	$—	$40
	$49,794	$1,000	$4,413	$46,381
44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,131	9	536	2,604
Hybrid securities	249	8	9	248
Industrial and miscellaneous	34,923	478	3,621	31,780
Mortgage and other asset-backed securities	7,677	162	466	7,373
Total unaffiliated bonds	51,162	657	5,916	45,903
Unaffiliated preferred stocks	44	—	—	44
	$51,206	$657	$5,916	$45,947

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$88	$2	$—	$90

The carrying amount and estimated fair value of items held as bonds and short-term investments at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
December 31:	Carrying Value	Fair Value
Due in one year or less	$1,968	$1,972
Due after one year through five years	7,305	7,454
Due after five years through ten years	10,587	10,458
Due after ten years through twenty years	12,717	11,342
Due after twenty years	8,837	6,759
Subtotal	41,414	37,985
Mortgage and other asset-backed securities	8,466	8,468
Total	$49,880	$46,453
45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2025 and 2024 is as follows:

	2025
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
ICOs:
U.S. Government obligations (exempt from RBC)	$1,669	$624	$1,521	$451
Other U.S. Government obligations (not exempt from RBC)	231	63	—	—
Non-U.S. sovereign jurisdiction securities	376	73	52	1
Municipal bonds - general obligations (direct & guaranteed)	118	25	17	—
Municipal bonds - special revenue	1,238	287	111	2
Corporate bonds	13,137	2,399	2,284	115
Single entity backed obligation	850	144	82	1
Bank loans - acquired	5	—	32	10
Mortgage loans that qualify as SVO identified credit tenant loan - unaffiliated	—	—	—	—
Total ICOs	$17,624	$3,615	$4,099	$580

ABS:
Financial asset-backed securities - self liquidating:
Agency RMBS - not/partially guaranteed (not exempt from RBC)	$52	$8	$1	$—
Non-agency CLOs/CBOs/CDOs - unaffiliated	32	1	207	1
Non-agency CMBS - unaffiliated	1,087	79	92	—
Non-agency RMBS - unaffiliated	88	7	35	2
Other financial ABS - unaffiliated	802	83	471	3
Financial ABS - not self-liquidating:
Equity backed securities - unaffiliated	1	—	—	—
Non-financial ABS - full analysis:
Lease backed transactions - unaffiliated	81	2	52	1
Other non-financial ABS - unaffiliated	—	—	53	—
Non-financial ABS - practical expedient:
Lease backed transactions - unaffiliated	201	15	170	—
Other non-financial ABS - unaffiliated	177	16	107	—
Total ABS	$2,521	$211	$1,188	$7
Common stock	$—	$—	$48	$—
Preferred stock	$11	$—	$29	$—
	$20,156	$3,826	$5,364	$587
46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	2024
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,848	512	557	24
Hybrid securities	75	8	49	1
Industrial and miscellaneous	14,344	3,316	7,937	305
Mortgage and other asset-backed securities	3,445	438	1,393	28
Total bonds	$21,230	$4,923	$12,243	$993
Common stocks-unaffiliated	$—	$—	$1	$—
	$21,230	$4,923	$12,244	$993

During 2025, 2024 and 2023, respectively, there were $67, $7 and $13, of asset-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For asset-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2025, 2024 and 2023, the Company recognized OTTI of $28, $0 and $25, respectively.
47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following asset-backed and structured securities were held at December 31, 2025, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
61762TAH9	$3	$2	$1	$2	$2	3/31/2025
BAE3K7RU3-TA	—	—	—	—	—	3/31/2025
86362AAA6	1	—	1	—	—	3/31/2025
44421MAA8	13	11	2	11	11	3/31/2025
36260JAD9	4	3	1	3	3	3/31/2025
23345LAA7	21	18	3	18	18	3/31/2025
36269KAA3	4	4	—	4	4	3/31/2025
26207AAF0	2	2	—	2	2	3/31/2025
83164HP46	—	—	—	—	—	3/31/2025
83164HKQ2	—	—	—	—	—	3/31/2025
46651AA2	4	3	1	3	3	3/31/2025
61691YAJ0	5	4	1	4	4	3/31/2025
5490TAA0	2	2	—	2	2	3/31/2025
12654YAA7	2	2	—	2	2	3/31/2025
14576AAB8	1	1	—	1	1	3/31/2025
86190BAB0	2	2	—	2	2	3/31/2025
10901AAA4	2	2	—	2	2	3/31/2025
12510HAC4	1	1	—	1	1	3/31/2025
86190BAD6	1	1	—	1	1	3/31/2025
83162CTG8	1	1	—	1	1	3/31/2025
46616VAA8	1	1	—	1	1	3/31/2025
67190AAB2	2	2	—	2	2	3/31/2025
BAE2LRK94-TA	—	—	—	—	—	6/30/2025
BAE1PAJF7-TA	—	—	—	—	—	6/30/2025
BAE2XVVY5-TA	—	—	—	—	—	6/30/2025
12640WAG5	1	1	—	1	1	6/30/2025
61762TAH9	1	—	1	—	—	9/30/2025
12640WAG5	—	—	—	—	—	9/30/2025
98162JAG1	26	—	26	—	9	9/30/2025
			$37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The unrealized losses of asset-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2025 and 2024 is as follows:

	2025		2024
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$219	$7	$449	$28
The aggregate related fair value of securities with unrealized losses	2,521	1,089	3,460	1,485

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,445 and 2,911 securities with a carrying amount of $23,982 and $26,152, and an unrealized loss of $3,826 and $4,923. Of this portfolio, at December 31, 2025 and 2024, 97.8% and 96.9% were investment grade with associated unrealized losses of $3,731 and $4,767, respectively.

At December 31, 2025 and 2024, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 596 and 1,543 securities with a carrying amount of $5,903 and $13,236, and an unrealized loss of $587 and $993. Of this portfolio, at December 31, 2025 and 2024, 97.1% and 97.3% were investment grade with associated unrealized losses of $569 and $977, respectively.

At December 31, 2025 and 2024, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2025 and 2024, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 11 and 5 securities, respectively, with a cost of $48 and $1 and an insignificant unrealized loss.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2025
Issuer credit obligations, amortized cost	3	$11	$11
Total	3	$11	$11

December 31, 2024
Bond, amortized cost	9	$42	$24
Total	9	$42	$24

The Company did not have any offsetting assets and liabilities at December 31, 2025 and 2024.

During 2025 and 2024, respectively, the Company sold, redeemed or otherwise disposed of 50 and 69 securities as a result of a callable feature which generated investment income of $9 and $16 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2025	2024	2023

Proceeds	$10,370	$4,303	$7,301

Gross realized gains	$130	$85	$184
Gross realized losses	(482)	(143)	(747)
Net realized capital gains (losses)	$(352)	$(58)	$(563)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2025, 2024 and 2023 of $88, $42 and $106, respectively.

At December 31, 2025 and 2024, the Company had recorded investments in restructured securities of $28 and $2.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Concentrations of Credit Risk

Credit risk represents the risk that a counterparty will fail to perform on its contractual obligations. The Company’s investment portfolio includes exposures that may be subject to concentrations of credit risk by industry sector and asset class. Such concentrations arise when multiple issuers share similar economic characteristics or are exposed to common industry‑specific, regulatory or macroeconomic factors that could affect their ability to meet contractual obligations.

The Company’s significant concentrations of credit risk are primarily related to corporate fixed‑income investments and structured securities diversified across a range of industries and asset classes.

Communications (Stable)

The Company maintains material exposure to issuers within the communications sector, including cable, media and telecommunications companies. Credit risk within this sector is influenced by competitive pressures, technological change, capital intensity and regulatory considerations that may impact issuer cash flows and overall credit quality.

Consumer Cyclical (Stable)

The Company holds investments in consumer cyclical industries, including retailers, restaurants, gaming entities and lodging and leisure companies. Credit risk within this sector is sensitive to changes in discretionary consumer spending, employment conditions, inflationary pressures and broader economic cycles that may affect revenues and profitability.

Consumer Noncyclical (Mostly Stable)

The Company’s consumer noncyclical exposure includes issuers in the food and beverage, consumer products, supermarkets, tobacco, healthcare and pharmaceutical industries. Credit risk in these sectors is influenced by factors such as pricing power, input cost volatility, regulatory environments, healthcare policy developments, and the relative stability of consumer demand.

Government and Government‑Related Securities (Stable)

The Company also invests in government and government‑related securities, including U.S. Treasury securities, municipal obligations, supranational entities and non‑U.S. sovereign issuers. Credit risk for these investments is largely associated with changes in fiscal conditions, interest rates and geopolitical developments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Real Estate Investment Trusts (Stable)

The Company holds investments in real estate investment trusts diversified across property types. Credit risk within this sector is influenced by real estate market fundamentals, occupancy levels, rental rate trends, operating cost pressures and access to capital markets.

Structured Securities (Stable)

Beyond corporate fixed‑income securities, the Company holds structured securities, including asset‑backed securities and commercial mortgage‑backed securities. Credit risk related to these investments is primarily influenced by the performance of the underlying collateral, the level of structural credit enhancement and prevailing macroeconomic conditions.

Technology (Stable)

The Company’s technology exposure includes issuers engaged in hardware manufacturing, software development and semiconductor production. Credit risk within this sector is affected by rapid technological advancement, capital investment requirements, product demand cycles and, in certain cases, global supply chain dynamics.

Transportation (Stable)

Transportation‑related exposure includes airlines, automotive manufacturers, railroads and transportation service providers. Credit risk within this sector is affected by fuel and operating costs, labor dynamics, trade and tariff policies, supply chain disruptions and overall economic activity.

Utilities and Infrastructure-Related (Stable)

The Company also maintains exposure to regulated and infrastructure‑oriented issuers, including electric utilities and other utility‑related entities. Credit risk in this sector is influenced by capital expenditure requirements, regulatory frameworks, weather‑related events and sensitivity to interest rate movements.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of unrealized losses in each of the above sectors and does not consider those investments to be other-than-temporarily impaired as of December 31, 2025.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2025 and 2024 were as follows:

December 31, 2025
	Farm	Commercial	Total
AAA - AA	$—	$4,506	$4,506
A	26	3,906	3,932
BBB	6	269	275
B	—	105	105
	$32	$8,786	$8,818

December 31, 2024
	Farm	Commercial	Total
AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79
	$33	$8,867	$8,900

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2025, the Company issued mortgage loans with a maximum interest rate of 6.57% and a minimum interest rate of 5.07% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2025 at the time of origination was 64%. During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

During 2025 and 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 0% and 6.55%, respectively.

During 2025 and 2024, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2025 and 2024:

		Commercial
	Farm	All Other	Total
December 31, 2025
Recorded Investment (All)
Current	$29	$8,786	$8,815
180+ Days Past Due	3	—	3

Accruing interest 180+
days past due
Recorded investment	3	—	3

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$28	$763	$791

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+
days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

At December 31, 2025 and 2024, the Company held $3 and $7, respectively, of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2025 and 2024. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2025 and 2024, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2025 and 2024, the Company held 0 and 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2025 and 2024, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2025 and 2024.

The Company had an allowance for credit losses on mortgage loans of $0, $15 and $0 at December 31, 2025, 2024, and 2023.

As of December 31, 2025 and 2024, the Company had no mortgage loans derecognized as a result of foreclosure.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2025, 2024 and 2023, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2025 and 2024, the Company held a mortgage loan loss reserve in the AVR of $103 and $97, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2025	2024		2025	2024

Pacific	27%	29%	Apartment	52%	52%
South Atlantic	21	21	Industrial	24	22
Middle Atlantic	13	12	Office	13	14
E. North Central	11	11	Retail	11	12
Mountain	10	8
W. South Central	8	9
W. North Central	5	5
New England	3	3
E. South Central	2	2

At December 31, 2025 and 2024, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2025, 2024 and 2023 related to such restructurings. At December 31, 2025 and 2024, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. There were no impairment losses taken on real estate in 2025, 2024 and 2023 to write the book value down to the current fair value.

As of December 31, 2025 and 2024, there are no properties classified as held for sale. During 2025, there were no properties classified as held for sale disposed, resulting in no net realized gains. During 2024, four properties classified as held for sale were disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2025, 2024 and 2023 resulting in an insignificant amount of net realized gains. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company's real estate assets at December 31, 2025 and 2024 was as follows:

	2025	2024
Home office properties	$37	$39
	$37	$39

Accumulated depreciation on real estate at December 31, 2025 and 2024, was $35 and $33, respectively.

Other Invested Assets

The Company recorded impairments of $20, $4 and $0 throughout years 2025, 2024 and 2023, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Tax Credits

The Company invests in projects designed to generate federal and state tax credits and other tax benefits through ownership interests in tax credit structures, including partnerships and limited liability entities. These investments primarily relate to affordable housing and historic rehabilitation. The Company’s objective in making these investments is to realize value through the receipt and utilization of tax credits and related tax benefits rather than through operating income or appreciation of the underlying assets.

Tax credits generated by these investments may be transferable or certificated in certain jurisdictions or non‑transferable and usable only against the Company’s income tax liabilities. The investments are accounted for in accordance with SSAP No. 93 and SSAP No. 94, as applicable.

Tax credits generated from these investments are recognized as assets in accordance with SSAP No. 94 and are recorded at amounts expected to be realized through utilization or, where applicable, transfer or sale. The recognition of tax credits impacts the Company’s statutory financial position through the recording of admitted or nonadmitted tax credit assets.

Utilization of tax credits reduces income tax expense and current tax payable, favorably affecting statutory results of operations. Unused tax credits remain recorded as assets and are evaluated for admissibility and recoverability based on expected future taxable income, statutory limitations, and credit expiration provisions. Tax credits not expected to be realized are reduced through nonadmission or impairment, which negatively impacts statutory surplus and results of operations in the period recognized. Tax credit benefits recognized in 2025 and 2024 was $31 and $17, respectively, and other tax benefits recognized was $3 and $3. The balance of the investment recognized as of December 31, 2025 and 2024 is $53 and $58, respectively.

During the year ended December 31, 2025 and 2024, the Company recognized ($13) and ($14), respectively, of investment amortization related to investments generating tax credits and other tax benefits. This amortization was recognized as a component of net investment income.

The Company recognized an insignificant amount of non-income tax related activity associated with these investments as a component of net investment income during 2025 and 2024.

There were no other returns allocated to these investments recognized outside of income tax expense.

The following schedule reflects the aggregate amount of tax credits expected to be generated in each of the subsequent five years and thereafter, disaggregated between transferable/certificated and non‑transferable tax credits:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Year	Transferable/ Certificated	Nontransferable	Total
2026	$—	$12	$12
2027	—	11	11
2028	—	10	10
2029	—	6	6
2030	—	5	5
2031 and After	—	4	4
	$—	$48	$48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has commitments related to investments in tax credit structures, including obligations to make additional capital contributions upon the occurrence of specified events. The table below presents these commitments and the periods in which such amounts are expected to be funded:

Year	Tax Credit
2026	$1
2027	2
2028	—
2029	—
2030	—
2031 and After	—
$3

The Company is not subject to regulatory review for any underlying projects as of December 31, 2025 and 2024.

The Company did not recognize impairment losses on tax credit investments as of December 31, 2025 and 2024.

The following tables provide the carrying value of tax credits, disaggregated by transferable/certificated and non-transferable, gross of any related tax liabilities by jurisdiction and in total as of December 31, 2025 and 2024:

		December 31, 2025
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$5
Economic Redevelopment and Growth Tax Credits	NJ	—	11
Low-Income Housing Tax Credits	CA	13	30
Low-Income Housing Tax Credits	United States	46	49
Total	XXX	$59	$95

		December 31, 2024
Description of State Transferable and Non-Transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
Economic Redevelopment and Growth Tax Credits	NJ	$1	$16
Low-Income Housing Tax Credits	CA	—	15
Low-Income Housing Tax Credits	United States	58	59
Total	XXX	$59	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The following tables provide total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of December 31, 2025 and 2024:

December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
Massachusetts	MA	$5	$—	$5
New Jersey	NJ	11	—	11
California	CA	30	—	30
Federal	XXX	—	49	49
Total	XXX	$46	$49	$95

December 31, 2024
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
State:
New Jersey	NJ	$16	$—	$16
California	CA	15	—	15
Federal	XXX	—	59	59
Total	XXX	$31	$59	$90

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The following tables identify tax credits by transferable/certificated and non-transferable classifications and identify the admitted and nonadmitted portions of each classification as of December 31, 2025 and 2024:

December 31, 2025
	Total Admitted	Total Nonadmitted
State:
Transferable	$13	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	46	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Total Admitted	Total Nonadmitted
State:
Transferable	$1	$—
Non-transferable	—	—

Federal:
Transferable	$—	$—
Non-transferable	58	—

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2025 and 2024 was as follows:

	2025	2024
Fair value - positive	$337	$484
Fair value - negative	(1,330)	(1,926)

At December 31, 2025, 2024 and 2023, the Company has recorded unrealized gains (losses) of ($78), $132 and ($433), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2025, 2024 and 2023 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions. At December 31, 2025 and 2024, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2025 and 2024, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Options:
Calls	$(110)	$5	$13
Puts	(4)	1	(1)
Total options	$(114)	$6	$12
Swaps:
Interest rate	$—	$(6)	$—
Credit	3	—	—
Foreign exchange	8	—	—
Total return	(788)	(1,570)	(1,092)
Total swaps	$(777)	$(1,576)	$(1,092)
Futures - net positions	753	442	41
Total realized gains (losses)	$(138)	$(1,128)	$(1,039)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$47	$63	$(4)	$(5)
Interest rate swaps	10	8	—	—
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2025 and 2024:

	Asset(1)		Liability(1)
	2025	2024	2025	2024
Derivative component of RSATs
Credit default swaps	$34	$59	$3	$4
Interest rate swaps	11	9	—	—
Total	$45	$68	$3	$4
(1) Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2025, 2024 and 2023.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, and commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2025 and 2024:

		2025
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps(3)		$8	$591	2.0
Credit default swaps referencing indices		—	32	39.4
Subtotal		8	623	3.9
BBB	2
Single name credit default swaps(3)		20	598	2.1
Credit default swaps referencing indices		10	629	2.1
Subtotal		30	1,227	2.1
Total		$38	$1,850	2.7

(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		2024
Rating Agency Designation of Referenced Credit Obligations	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity(2)
AAA/AA/A	1
Single name credit default swaps(3)		$12	$978	2.2
Credit default swaps referencing indices		—	32	40.4
Subtotal		12	1,010	3.4
BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6
Subtotal		51	2,453	2.2
BB	3
Single name credit default swaps (3)		—	85	0.9
Subtotal		—	85	0.9
Total		$63	$3,548	2.5
(1)
The rating agency designations are based on availability and the blending of the applicable ratings among Moody's Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.
(2)
The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)
Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2025 and 2024, there were not any potential future recoveries available to offset the $1,850 and $3,548, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2025	2024	2025	2024
Derivative assets:
Credit default swaps	$1,530	$3,343	$34	$62
Currency swaps	520	905	66	110
Equity futures	—	—	3	2
Equity swaps	2,801	3,770	43	120
Interest rate swaps	1,594	1,367	24	29
Options	317	314	75	63
Derivative liabilities:
Credit default swaps	609	715	—	(2)
Currency swaps	826	135	9	1
Equity futures	—	—	44	13
Equity swaps	4,233	2,494	102	37
Interest rate swaps	7,754	6,719	986	1,101
Options	(1,079)	(597)	19	5

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2025 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2026	$(137)	$51
2027	(137)	51
2028	(137)	51
2029	(137)	51
2030	(137)	51
2031	(137)	51
2032	(117)	51
2033	(89)	46
2034	(55)	32
2035	(3)	5
Total	$(1,086)	$440

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2024	$445
2. Amortization	63
3. Deferred Recognition	(501)
4. Balance at December 31, 2024 [1-(2+3)]	$883
5. Amortization	88
6. Deferred Recognition	149
7. Balance at December 31, 2025 [4-(5+6)]	$646

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2025	2024
Amortized cost	$—	$(3)
Fair value	(78)	(672)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2025
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(9)	$(467)	$591	$115

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	7	83	(16)	74
Deferred	2	384	(575)	(189)
*Totals shown are pre-tax

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*
Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634
*Totals shown are pre-tax

	Year Ended December 31
	2025	2024
Prior year fair value of hedged item	$1,663	$630
Current year fair value of hedged item	1,538	1,663
Change in fair value attributable to interest rates	$(125)	$1,033
Portion of the fair value change attributed to the hedged risk	$(124)	$1,032

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
		G/A Supporting
		Separate	Total S/A	S/A Assets
	Total General	Account (S/A)	Restricted	Supporting
Restricted Asset Category	Account (G/A)	Activity	Assets	G/A Activity	Total
Collateral held under security lending agreements	$1,657	$—	$—	$—	$1,657
Subject to repurchase agreements	296	—	—	—	296
FHLB capital stock	39	—	—	—	39
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,909	—	—	—	3,909
Pledged as collateral not captured in other categories	2,585	—	—	—	2,585
Other restricted assets	5,918	—	—	—	5,918
Collateral assets received and on balance sheet	78	—	—	—	78
Assets held under modco reinsurance agreements	132	—	—	—	132
Assets held under funds withheld reinsurance agreements	4,877	—	—	—	4,877
Total restricted assets	$19,548	$—	$—	$—	$19,548

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
					Gross
					(Admitted &	Admitted
					Nonadmitted)	Restricted to
	Total From		Total	Total	Restricted	Total
	Prior Year	Increase/	Nonadmitted	Admitted	to Total	Admitted
Restricted Asset Category	(2024)	(Decrease)	Restricted	Restricted	Assets	Assets
Collateral held under security lending agreements	$1,667	$(10)	$—	$1,657	0.89%	0.90%
Subject to repurchase agreements	306	(10)	—	296	0.16%	0.16%
FHLB capital stock	77	(38)	—	39	0.02%	0.02%
On deposit with states	57	—	—	57	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	(47)	—	3,909	2.11%	2.13%
Pledged as collateral not captured in other categories	3,085	(500)	—	2,585	1.39%	1.41%
Other restricted assets	7,920	(2,002)	—	5,918	3.19%	3.22%
Collateral assets received and on balance sheet	—	78	—	78	0.04%	0.04%
Assets held under modco reinsurance agreements	—	132	—	132	0.07%	0.07%
Assets held under funds withheld reinsurance agreements	—	4,877	—	4,877	2.63%	2.65%
Total restricted assets	$17,068	$2,480	$—	$19,548	10.53%	10.63%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2025 and 2024, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2025
			Total S/A	S/A Assets
		G/A Supporting	Restricted	Supporting G/A
Description of Assets	Total G/A	S/A Activity (a)	Assets	Activity (b)	Total
Derivatives	$2,495	$—	$—	$—	$2,495
Secured funding agreements	58	—	—	—	58
AMBAC	32	—	—	—	32
Total	$2,585	$—	$—	$—	$2,585
Amount of total pledged under derivative contracts	2,495				2,495
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$90	$—	$—	$—	$90

	Gross (Admitted & Nonadmitted) Restricted			Percentage
				Gross
				(Admitted &	Admitted
				Nonadmitted)	Restricted to
	Total From Prior		Total	Restricted	Total
	Year	Increase/	Admitted	to Total	Admitted
Description of Assets	(2024)	(Decrease)	Restricted	Assets	Assets
Derivatives	$3,052	$(557)	$2,495	1.35%	1.36%
Secured funding agreements	1	57	58	0.03%	0.03%
AMBAC	32	—	32	0.02%	0.02%
Total	$3,085	$(500)	$2,585	1.40%	1.41%
Amount of total pledged under derivative contracts	—	2,495	2,495	1.35%	1.36%
Total excluding derivative collateral (total minus amount of total pledged under derivative contracts)	$3,085	$(2,995)	$90	0.05%	0.05%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2025 and 2024:

	2025
	BACV	BACV	BACV	Fair Value	Fair Value
Collateral Assets	Collateral	Modco	FWH	Collateral	Modco
General Account
Cash	$78	$52	$67	$78	$52
Securities lending collateral assets	1,657	—	—	1,657	—
Other	—	81	4,809	—	78
Total collateral assets	$1,735	$133	$4,876	$1,735	$130

	2025
		% of BACV to
		Total Assets	% of BACV to	BACV
	Fair Value	(Admitted and	Total Admitted	FWH Including
Collateral Assets	FWH	Nonadmitted)	Assets	Modco
General Account
Cash	$67	0.26%	0.27%	$119
Securities lending collateral assets	—	2.19%	2.23%	—
Other	4,544	6.45%	6.59%	4,890
Total collateral assets	$4,611	8.90%	9.09%	$5,009

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

	2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.2
Other	2	2	—	—
Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$1,763	2.53%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2025	2024	2023
Income:
Bonds	$2,404	$2,235	$2,170
Preferred stocks	3	4	5
Common stocks	271	481	392
Mortgage loans on real estate	385	384	383
Real estate	9	9	9
Policy loans	114	112	110
Cash, cash equivalents and short-term investments	56	113	95
Derivatives	392	421	403
Other invested assets	144	177	200
Gross investment income	3,778	3,936	3,767
Less: investment expenses	177	180	198
Net investment income before amortization of IMR	3,601	3,756	3,569
Amortization of IMR	(12)	(13)	28
Net investment income	$3,589	$3,743	$3,597

At December 31, 2025 and 2024, the Company excluded investment income due and accrued of $2 and $5, respectively. There was $2 and $0 excluded for mortgage loans or real estate for 2025 and 2024.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2025	2024
Gross	$615	$674
Nonadmitted	$2	$5
Admitted	$613	$669

At December 31, 2025 and 2024, the Company had cumulative amounts for paid-in-kind interest of $25 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2025	2024	2023

Bonds	$(440)	$(101)	$(669)
Preferred stocks	1	1	—
Common stocks	2	2	(8)
Mortgage loans on real estate	(19)	(21)	(1)
Cash, cash equivalents and short-term investments	—	—	(1)
Derivatives	(566)	(1,471)	(2,043)
Variable annuity reserve hedge offset	—	—	(44)
Other invested assets	17	46	27
Net realized capital gains (losses), before taxes	(1,005)	(1,544)	(2,739)
Federal income tax effect	4	—	106
Transfer from (to) IMR	426	105	634
Net realized capital gains (losses) on investments	$(575)	$(1,439)	$(1,999)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2025	2024	2023

Bonds	$(30)	$42	$10
Preferred stocks	(1)	—	1
Common stocks	13	(6)	1
Affiliated entities	(157)	(260)	443
Mortgage loans on real estate	15	(15)	—
Cash equivalents and short-term investments	(2)	—	—
Derivatives	223	268	600
Other invested assets	(107)	(104)	327
Change in unrealized capital gains (losses), before taxes	(46)	(75)	1,382
Taxes on unrealized capital gains (losses)	(1)	13	(98)
Change in unrealized capital gains (losses), net of tax*	$(47)	$(62)	$1,284

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the "Other changes - net" line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.
Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.
IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.
C.
Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.
D.
Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	149	149	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$347	$347	$—	$—
2024	133	133	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2025 and 2024:

	2025	2024
Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,647	$5,912
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	741	800
Net negative (disallowed) IMR (admitted)	238	114
Adjusted capital and surplus	$4,668	$4,998

The admitted net negative (disallowed) IMR represents 7.43% and 2.66% of adjusted capital and surplus for 2025 and 2024.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2025 and 2024.

6.
Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2025 and 2024 were as follows:

	Year Ended December 31
	2025	2024

Life insurance reserves	$30,386	$35,987
Annuity reserves and supplementary contracts with life contingencies	16,839	14,816
Accident and health reserves (including long term care)	7,184	7,252
Total policy reserves	$54,409	$58,055

Deposit-type contracts	671	693
Policy claims	919	1,048
Total policy reserves, deposit-type contracts and claim liabilities	$55,999	$59,796

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner's Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner's Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner's Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner's Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner's Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2025 and 2024, the Company had insurance in force aggregating $26,514 and $31,676, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,272 and $2,055 to cover these deficiencies as of December 31, 2025 and 2024, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. The Company establishes a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $125 and $0 as of December 31, 2025 and 2024, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2025
2025	$—	$1,249	$508	$741
2024 and prior	2,176	(92)	687	1,397
	2,176	$1,157	$1,195	2,138
Active life reserve	$5,476			$5,414
Total accident and health reserves	$7,652			$7,552

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413
	2,000	$1,287	$1,111	2,176
Active life reserve	$5,508			$5,476
Total accident and health reserves	$7,508			$7,652

The change in the Company's unpaid claims reserve was ($92) and $54 for the years ended December 31, 2025 and 2024, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2025 was due to the closed block Supplemental Health portions running off and reducing reserves. The change in 2024 was due to worse than expected experience primarily due to higher medical claims.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2025
2025	$—	$36	$19	$17
2024 and prior	44	(10)	1	33
	$44	$26	$20	$50

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28
	$42	$26	$24	$44

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2025.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company's traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2025 and 2024, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2025		2024
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$2	$—	$1	$—
Ordinary renewal business	12	11	24	19
Group life direct business	1	1	10	6
	$15	$12	$35	$25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2025 and 2024 are approximately $12 and $10, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2025 and 2024, there were no contractual maturities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$212	$5,093	$—	$5,305	7%
At book value less surrender charge
of 5% or more	902	—	—	902	1
At fair value	5	—	58,930	58,935	82
Total with adjustment or at fair value	1,119	5,093	58,930	65,142	90
At book value without adjustment
(minimal or no charge or adjustment)	5,504	—	—	5,504	8
Not subject to discretionary withdrawal
provision	1,089	—	632	1,721	2
Total individual annuity reserves	7,712	5,093	59,562	72,367	100%
Less reinsurance ceded	4,593	—	—	4,593
Net individual annuities reserves	$3,119	$5,093	$59,562	$67,774
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$196	$—	$—	$196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$5,615	$8	$—	$5,623	11%
At book value less surrender charge
of 5% or more	15	—	—	15	—
At fair value	—	—	32,153	32,153	63
Total with adjustment or at fair value	5,630	8	32,153	37,791	74
At book value without adjustment
(minimal or no charge or adjustment)	2,146	—	—	2,146	4
Not subject to discretionary withdrawal
provision	11,070	—	74	11,144	22
Total group annuities reserves	18,846	8	32,227	51,081	100%
Less reinsurance ceded	5,251	—	—	5,251
Net group annuities reserves	$13,595	$8	$32,227	$45,830

	December 31
	2025
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	198	—	—	198	25
Not subject to discretionary withdrawal
provision	477	99	20	596	75
Total deposit-type contracts	675	99	20	794	100%
Less reinsurance ceded	4	—	—	4
Net deposit-type contracts	$671	$99	$20	$790

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$15,737
Exhibit 5, Supp contracts with life contingencies section, total (net)	977
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	671
Subtotal	17,385
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	96,227
Exhibit 3, Supp contracts with life contingencies section, total	663
Other contract deposit funds	119
Subtotal	97,009
Combined total	$114,394

	December 31
	2024
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge
of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84
Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment
(minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal
provision	1,043	—	569	1,612	2
Total individual annuity reserves	8,239	2,208	59,404	69,851	100%
Less reinsurance ceded	5,303	—	—	5,303
Net individual annuity reserves	$2,936	$2,208	$59,404	$64,548
Amount included in book value
less surrender charge above that
will move to book value without
adjustment in the year after the
statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge
of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70
Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment
(minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal
provision	5,516	—	68	5,584	13
Total group annuity reserves	12,674	10	29,969	42,653	100%
Less reinsurance ceded	794	—	—	794
Net group annuity reserves	$11,880	$10	$29,969	$41,859

	December 31
	2024
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment
(minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal
provision	492	87	18	597	74
Total deposit-type contracts	699	87	18	804	100%
Less reinsurance ceded	6	—	—	6
Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the
current year after reinsurance	693
Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105
Subtotal	91,696
Combined total	$107,205

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2025
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$314	$434
Universal life	12,317	12,120	12,536
Universal life with secondary guarantees	5,610	5,190	13,523
Indexed universal life with secondary
guarantees	10,848	7,833	9,006
Other permanent cash value life
insurance	2	4,816	7,169
Variable universal life	954	953	1,039
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	7,988
Accidental death benefits	—	—	44
Disability - active lives	—	—	37
Disability - disabled lives	—	—	162
Miscellaneous reserves	—	—	1,381
Total (gross)	29,731	31,226	53,319
Reinsurance ceded	6,967	6,809	22,933
Total (net)	$22,764	$24,417	$30,386

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2025
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$699	$699	$699
Total (net)	$699	$699	$699

	December 31
	2025
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$11,024	$11,023	$11,023
Total (net)	$11,024	$11,023	$11,023

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$29,686
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	19
Exhibit 5, Disability - disabled lives section, total (net)	141
Exhibit 5, Miscellaneous reserves section, total (net)	514
Subtotal	30,386
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,722
Subtotal	11,722
Combined total	$42,108

	December 31
	2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	16,322
Indexed universal life with secondary
guarantees	9,239	6,513	7,572
Other permanent cash value life
insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal
or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	2,155
Total (gross)	28,039	29,734	57,189
Reinsurance ceded	5,048	4,909	21,202
Total (net)	$22,991	$24,825	$35,987

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$690	$690	$690
Total (net)	$690	$690	$690

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31
	2024
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198
Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$34,633
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	1,176
Subtotal	35,987
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888
Subtotal	10,888
Combined total	$46,875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2025, 2024 and 2023 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2025	$—	$—	$10	$6,601	$6,611

Reserves for separate accounts
as of December 31, 2025 with
assets at:
Fair value	$—	$111	$—	$102,832	$102,943
Amortized cost	5,089	699	—	—	5,788
Total as of December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2025:
With fair value adjustment	$5,089	$12	$—	$—	$5,101
At fair value	—	—	—	102,106	102,106
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	699	—	—	699
Subtotal	5,089	711	—	102,106	107,906
Not subject to discretionary
withdrawal	—	99	—	726	825
Total separate account reserve
liabilities at December 31, 2025	$5,089	$810	$—	$102,832	$108,731

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts
as of December 31, 2024 with
assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109
Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	690	—	—	690
Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary
withdrawal	—	86	—	655	741
Total separate account reserve
liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, deposits and other
considerations for the year
ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts
as of December 31, 2023 with
assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684
Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by
withdrawal characteristics as of
December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair
value adjustment and with
current surrender charge of
less than 5%	—	684	—	—	684
Subtotal	710	702	—	95,712	97,124
Not subject to discretionary
withdrawal	—	68	—	571	639
Total separate account reserve
liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2025	2024	2023
Transfer as reported in the Summary of
Operations of the separate accounts
statement:
Transfers to separate accounts	$6,697	$8,100	$6,167
Transfers from separate accounts	(12,679)	(14,225)	(10,944)
Net transfers from separate accounts	(5,982)	(6,125)	(4,777)
Miscellaneous reconciling adjustments	(29)	(38)	(24)
Net transfers as reported in the Summary
of Operations of the life, accident and health
annual statement	$(6,011)	$(6,163)	$(4,801)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $104,492 and $101,121, respectively. The assets legally insulated from general account claims at December 31, 2025 and 2024 are attributed to the following products:

	2025	2024
Group annuities	$30,371	$28,064
Variable annuities	61,792	61,483
Fixed universal life	735	727
Variable universal life	4,792	9,365
Variable life	6,739	1,367
Modified separate accounts	60	114
Registered market value annuity product - SPL	3	1
Total separate account assets	$104,492	$101,121

At December 31, 2025 and 2024, the Company held separate account assets not legally insulated from the general account in the amount of $5,100 and $2,373, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To  compensate the general account for the risk taken, the separate account paid risk charges of $521, $551, $570, $584 and $579, to the general account in 2025, 2024, 2023, 2022 and 2021, respectively. During the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account of the Company had paid $49, $41, $63, $56 and $45, respectively, toward separate account guarantees.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,577 and $2,784, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $5,593 and $2,699 at December 31, 2025 and 2024, respectively, which would have resulted in an unrealized gain/(loss) of $16 and ($86), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.
Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2025	2024	2023

Direct premiums	$20,078	$19,907	$16,262
Reinsurance assumed - non affiliates	945	886	866
Reinsurance assumed - affiliates	(15)	68	(10)
Reinsurance ceded - non affiliates	(1,483)	(1,503)	(2,547)
Reinsurance ceded - affiliates	(4,493)	(591)	(5,055)
Net premiums earned	$15,032	$18,767	$9,516

The Company received reinsurance recoveries in the amount of $3,349, $3,294 and $3,327 during 2025, 2024 and 2023, respectively. At December 31, 2025 and 2024, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $828 and $858, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2025 and 2024 of $37,863 and $37,420, respectively, of which $17,693 and $16,315 were ceded to affiliates, respectively.

During 2025, 2024 and 2023, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of ($1,228) (($1,030) after tax), $387 ($255 after tax) and $684 ($429 after tax), respectively.

Effective December 9, 2025, the Company entered into a reinsurance agreement with Dawn Re, Inc., an affiliate, to cede universal life with secondary guarantee insurance business. As part of the transaction, the Company paid $3,903 in net reinsurance consideration and ceded $5,884 of reserves. Additionally, a pre-tax IMR asset of $275 was ceded with the transaction. The transaction generated a realized gain of $1,706, which was deferred to equity.

Effective June 30, 2025, the Company, through its subsidiary LIICA Re II which subsequently merged into TLIC effective December 9, 2025, entered into an agreement with Ironwood Re Corp. (IRC) to transfer, by novation, rights and obligations under the coinsurance agreement covering certain universal life insurance policies issued by TLB to IRC. As part of this transaction, the Company (through LIICA Re II) paid consideration of $68 to release reserves of $397, resulting in a net pre-tax income impact of $329.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, TPRe. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

The Company is party to an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB, net of third-party reinsurance. Refer to the preceding table for premiums earned from reinsurance assumed from affiliates, including reinsurance assumed under this agreement.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company reported gross receivables on billed and unbilled claims of $164 and $261 as of December 31, 2025, respectively, all of which have been fully non-admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

8.
Income Taxes

The net deferred income tax asset at December 31, 2025 and 2024 and the change from the prior year are comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,072	$275	$2,347
Statutory Valuation Allowance Adjustment	—	—	—
Adjusted Gross Deferred Tax Assets	2,072	275	2,347
Deferred Tax Assets Nonadmitted	863	—	863
Subtotal (Net Deferred Tax Assets)	1,209	275	1,484
Deferred Tax Liabilities	484	311	795
Net Admitted Deferred Tax Assets (Liabilities)	$725	$(36)	$689

	December 31, 2024
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,597	$215	$2,812
Statutory Valuation Allowance Adjustment	—	2	2
Adjusted Gross Deferred Tax Assets	2,597	213	2,810
Deferred Tax Assets Nonadmitted	1,169	—	1,169
Subtotal (Net Deferred Tax Assets)	1,428	213	1,641
Deferred Tax Liabilities	542	297	839
Net Admitted Deferred Tax Assets (Liabilities)	$886	$(84)	$802

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(525)	$60	$(465)
Statutory Valuation Allowance Adjustment	—	(2)	(2)
Adjusted Gross Deferred Tax Assets	(525)	62	(463)
Deferred Tax Assets Nonadmitted	(306)	—	(306)
Subtotal (Net Deferred Tax Assets)	(219)	62	(157)
Deferred Tax Liabilities	(58)	14	(44)
Net Admitted Deferred Tax Assets (Liabilities)	$(161)	$48	$(113)

The Company recognized all of its deferred tax liabilities as of December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2025	2024	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$492	$701	$(209)
Investments	227	227	—
Deferred acquisition costs	683	721	(38)
Policyholder dividends accrual	6	6	—
Compensation and benefits accrual	45	43	2
Receivables - nonadmitted	131	147	(16)
Net operating loss carry-forward	48	331	(283)
Tax credit carry-forward	317	340	(23)
Other	123	81	42
Subtotal	2,072	2,597	(525)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	863	1,169	(306)
Admitted ordinary deferred tax assets	1,209	1,428	(219)

Capital
Investments	179	192	(13)
Net capital loss carry-forward	96	23	73
Other	—	—	—
Subtotal	275	215	60

Statutory valuation allowance adjustment	—	2	(2)
Nonadmitted	—	—	—
Admitted capital deferred tax assets	275	213	62
Admitted deferred tax assets	$1,484	$1,641	$(157)

	Year Ended December 31
	2025	2024	Change
Deferred Tax Liabilities:
Ordinary
Investments	$409	$450	$(41)
Policyholder reserves	6	77	(71)
Other	69	15	54
Subtotal	484	542	(58)
Capital
Investments	310	297	13
Other	1	—	1
Subtotal	311	297	14
Deferred tax liabilities	795	839	(44)
Net admitted deferred tax assets (liabilities)	$689	$802	$(113)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that has been fully amortized into taxable income as of December 31, 2025.

At December 31, 2025, the Company removed its valuation allowance of $2 related to capital deferred tax assets in excess of deferred tax liabilities on LIICA Re II. Subsequent to the merger of TLIC, LIICA Re II, and TPRe, the Company now has sufficient capital deferred tax liabilities to offset its capital deferred tax assets and a valuation allowance is no longer required.

On July 4, 2025, the One Big Beautiful Bill (Bill) was passed into US law. The Company has no material tax impacts related to the Bill in its December 31, 2025 results.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that has determined it is a nonapplicable reporting entity for CAMT in 2023, 2024, or 2025 and has not included any impacts of the CAMT in the financial statements as of December 31, 2025.

As discussed in Note 2, for the years ended December 31, 2025 and 2024, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2025
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	641	48	689
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	789	59	848
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	689
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	568	227	795
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,209	$275	$1,484

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		December 31, 2024
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	778	24	802
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	1,037	32	1,069
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	768
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	650	189	839
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,428	$213	$1,641

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(2)(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$—	$—	$—
(2)(b)	Adjusted Gross Deferred Tax Assets Expected to
	be Realized (Excluding The Amount of Deferred
	Tax Assets From 2(a) above) After Application of
	the Threshold Limitation (the Lesser of 2(b)1 and
	2(b)2 below)	(137)	24	(113)
	1. Adjusted Gross Deferred Tax Assets
	Expected to be Realized Following the
	Balance Sheet Date	(248)	27	(221)
	2. Adjusted Gross Deferred Tax Assets
	Allowed per Limitation Threshold	XXX	XXX	(79)
(2)(c)	Adjusted Gross Deferred Tax Assets (Excluding
	The Amount Of Deferred Tax Assets From 2(a)
	and 2(b) above) Offset by Gross Deferred Tax
	Liabilities	(82)	38	(44)
(2)(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(219)	$62	$(157)

	December 31
	2025	2024
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	707%	780%
Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$4,592	$5,123

The impact of tax planning strategies at December 31, 2025 and 2024 was as follows:

	December 31, 2025
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent
Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

The Company's tax planning strategies as of December 31, 2024 include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2025	2024	Change
Current Income Tax

Federal	$(61)	$(37)	$(24)
Subtotal	(61)	(37)	(24)
Federal income tax on net capital gains	(4)	—	(4)
Federal and foreign income taxes incurred	$(65)	$(37)	$(28)

	Year Ended December 31
	2024	2023	Change
Current Income Tax

Federal	$(37)	$75	$(112)
Subtotal	(37)	75	(112)
Federal income tax on net capital gains	—	(106)	106
Federal and foreign income taxes incurred	$(37)	$(31)	$(6)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2025	2024	2023

Current income taxes incurred	$(65)	$(37)	$(31)

Change in deferred income taxes	431	(8)	(149)
(without tax on unrealized gains and losses)
Total income tax reported	$366	$(45)	$(180)

Income before taxes	$916	$784	$312
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense (benefit) at
statutory rate	$192	$165	$66

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(7)	$11	$6
Dividends received deduction	(87)	(128)	(127)
Tax-exempt income	(3)	(4)	(4)
Nondeductible expenses	6	5	3
Pre-tax items reported net of tax	219	(51)	(97)
Tax credits	(26)	(27)	(21)
Prior period tax return adjustment	10	24	(18)
Change in statutory valuation allowance	(2)	1	—
Change in uncertain tax positions	(18)	—	—
Deferred tax change on other items in surplus	77	(38)	13
Other	5	(3)	(1)
Total income tax reported	$366	$(45)	$(180)

The Company's federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2025.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

Description	Amount	Origination Dates	Expiration Dates
Operating Loss	$231	12/31/2024	N/A
Operating Loss Total	$231

Foreign Tax Credit	$11	12/31/2024	12/31/2034
Foreign Tax Credit Total	$11

General Business Credit	$2	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	15	12/31/2024	12/31/2044
General Business Credit	14	12/31/2025	12/31/2045
General Business Credit Total	$308

The Company has net capital loss carryforwards which expire as follows: 2028: $76, 2029: $30 and 2030: $354.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2025, 2024 and 2023.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2025 and 2024.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2024	$18
Tax positions taken during prior period	—
Balance at December 31, 2024	$18
Tax positions taken during prior period	(18)
Balance at December 31, 2025	$—

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2025 and 2024.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)
Balance at January 1, 2023	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)
Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)
Balance at December 31, 2024	$2	$—	$2
Interest expense (benefit)	(2)	—	(2)
Cash received (paid)	—	—	—
Balance at December 31, 2025	$—	$—	$—

The IRS has completed its examination of 2014 - 2017 with an expected refund for 2014 pending Joint Committee on Taxation approval. The 2018 amended tax return remains under audit, and the IRS opened exam on the 2019 tax return. Federal income tax returns filed in 2020 through 2024 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

9.
Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2025 and 2024.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31 (excluding any reported special surplus), or (b) statutory net gain from operations for the preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 on December 29, 2023.

The Company received regulatory approval to recharacterize its gross paid‑in and contributed surplus to unassigned surplus pursuant to the quasi‑reorganization provisions of SSAP No. 72, Surplus and Quasi-Reorganizations, effective December 9, 2025. This restatement does not impact total surplus, net income, dividends to stockholders or the valuation of any assets or liabilities.

	Change in Year Surplus	Change in Gross Paid-in and Contributed Surplus
2025	$824	$(824)

On November 28, 2025, the Company received a capital contribution of $425 from CGC.

On June 24, 2025, the Company paid an ordinary common stock dividend of $200 to CGC.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2025 and 2024, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $645 and $883, as of December 31, 2025 and 2024, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $382 and $193, as of December 31, 2025 and 2024, respectively, for admitted disallowed IMR as required under INT 23-01.

10.
Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2025 and 2024, respectively, securities with a fair value of $1,611 and $1,394 were on loan under securities lending agreements. At December 31, 2025 and 2024, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,657 and $1,667 at December 31, 2025 and 2024, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2025	2024
Open	$1,657	$1,667
Total collateral received	$1,657	$1,667

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2025		2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$79	$79	$130	$130
30 days or less	540	540	658	658
31 to 60 days	285	285	263	263
61 to 90 days	190	190	318	318
91 to 120 days	120	120	105	105
121 to 180 days	129	129	150	150
181 to 365 days	200	200	43	43
2 to 3 years	35	35	—	—
Greater than 3 years	79	79	—	—
Total	1,657	1,657	1,667	1,667
Securities received	—	—	—	—
Total collateral reinvested	$1,657	$1,657	$1,667	$1,667

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,659 (fair value of $1,657) that are currently tradable securities that could be sold and used to pay for the $1,657 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table presents collateral associated with securities lending transactions that extend beyond one year for 2025 and 2024:

Description of collateral	2025	2024
ABS credit cards	$26	$—
ABS autos	54	—
ABS other non-housing	35	—
Total collateral extending beyond one year of the reporting date	$115	$—

11.
Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant's eligible earnings per the plan's matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $21 and $18 was allocated to the Company for the years ended December 31, 2025, 2024 and 2023, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee's eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $13 and $11 for the years ended December 31, 2025, 2024 and 2023, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $2 and $4 for the years ended December 31, 2025, 2024 and 2023, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2025, 2024 and 2023 was insignificant.

12.
Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), are parties to a Shared Services and Cost Sharing Agreement whereby both provide accounting, administrative, and other advisory services in accordance with the agreement. The net amount received by the Company as a result of being a party to these agreements was $1,421, $436 and $2 during 2025, 2024 and 2023, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $31, $29 and $30 for these services during 2025, 2024 and 2023, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $109, $98 and $98 for these services during 2025, 2024 and 2023, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $109, $119 and $115 for these services during 2025, 2024 and 2023, respectively.

Transamerica Capital, LLC provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $432, $23 and $10 for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2025, the Company purchased $43 of other invested assets from a modified separate account of the Company. In addition, the Company sold $150 of other invested assets to TFLIC and a modified separate account of the Company for $130 and $20, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2025, 2024 and 2023, the Company received (paid) net interest of $26, $28 and $21 from (to) affiliates, respectively. At December 31, 2025 and 2024, respectively, the Company reported net receivables (payables) from (to) affiliates of $641 and $256. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2025, the Company has outstanding intercompany notes receivables of $500, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2026	4.34%
TA Corp	25	April 25, 2026	4.34
TA Corp	75	June 20, 2026	4.32
TA Corp	75	June 25, 2026	4.32
TA Corp	150	June 30, 2026	4.32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2024, the Company had outstanding intercompany notes receivables of $550, as shown below:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2025 and 2024, the Company had no short-term intercompany notes payable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 3, LLC	$13
Real Estate Alternatives Portfolio 4 HR, LLC	147
Real Estate Alternatives Portfolio 4 MR, LLC	9
Aegon Workforce Housing Fund 2, L.P.	140
Natural Resources Alternatives Portfolio I, LLC	308
Natural Resources Alternatives Portfolio II, LLC	138
Natural Resources Alternatives Portfolio 3, LLC	213
TA Private Equity Assets LLC	317
Zero Beta Fund, LLC	4
TA-APOP I, LLC	263
TA-APOP I-A, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2025 and 2024:

December 31, 2025
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	155	155	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$155	$155	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$520	$520	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$520	$520	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$675	$675	$—
Aggregate Total	XXX	$675	$675	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—
Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—
Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—
Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—
Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2025

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/14/2025	123	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$123	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	10/14/2025	$514	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$514	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$637	—	—	—
Aggregate Total	—	—	$637	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—
Total SSAP No. 97 8a Entities	—	—	$—	—	—	—
SSAP No. 97 8b(ii) Entities
None			$—
Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—
SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I
Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—
SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I
Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—
Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—
Aggregate Total	—	—	$638	—	—	—
*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing
** I - Immaterial or M - Material
(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
TORI	$—	$(3,053)	$841	$—
TWRI	—	(1,384)	631	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the credit linked note or the excess of loss reinsurance asset as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company's affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13.
Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA's/TPA's that wrote premiums in excess of 5% of the Company's surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

14.
Commitments and Contingencies

At December 31, 2025 and 2024, the Company has mortgage loan commitments of $43 and $179, respectively.

The Company has contingent commitments of $835 and $812, as of December 31, 2025 and 2024, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2025 and 2024 was $9 and $13, respectively.

At December 31, 2025, the minimum aggregate rental commitments are as follows:

Year	Amount
2026	$10
2027	9
2028	8
2029	4
2030	2

Private placement commitments outstanding as of December 31, 2025 and 2024 were $328 and $238, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2025 and 2024.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2025 and 2024, respectively, was $531 and $466.

At December 31, 2025 and 2024, securities in the amount of $51 and $114, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company's Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2025 and 2024:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees
The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships.  Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.
	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2025. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.
	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	Unlimited	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong and Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company's financial position.	274	None pending as of December 31, 2025. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 274

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2025 and 2024:

	December 31
	2025	2024
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$274	$268
Current liability recognized in financial statements:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Ultimate financial statement impact if action required:
Investments in SCA	274	268
Total impact if action required	$274	$268

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired five tax credit investments during 2025 or 2024 under this agreement. As of December 31, 2025 and 2024, there is $46 and $48 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company's strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,255 and $5,320 at December 31, 2025 and 2024, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2025	2024
Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	29	68
Excess Stock	—	—
Total	$39	$78

At December 31, 2025 and 2024, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2025
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10
Total	$—	$—	$—	$10

At December 31, 2025 and 2024, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2025
Total Collateral Pledged	$3,524	$3,909
Maximum Collateral Pledged	3,526	3,977

	Fair Value	Carry Value
December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

At December 31, 2025 and 2024, the borrowings from the FHLB were as follows:

	December 31,
	2025	2024
	General Account	General Account

Debt [1]	$650	$1,500
Total	$650	$1,500

1 The maximum amount of borrowing during 2025 and 2024 was $1,650 and $1,725, respectively.

As of December 31, 2025, the weighted average interest rate on FHLB advances was 4.162% with a weighted average term of 3.9 years. As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years.

At December 31, 2025 and 2024, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $26,256 and $32,000 as of December 31, 2025 and 2024, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. There were no related reserves as of December 31, 2025 and 2024.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company's legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company's financial position.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The Company was named in a class action lawsuit alleging that certain monthly deduction rate increases on universal life insurance products in 2022 and 2023 were improper. The Company has entered into a settlement agreement in the amount of $57, pending approval by the court.

The Company was named in a class action lawsuit alleging that policyholders were entitled to persistency bonuses on certain Direct Recognition Life policies. Plaintiffs have issued a best‑and‑final settlement demand of $115, which will be submitted for internal governance approval and is also subject to court approval.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $12 and $14 and an offsetting premium tax benefit $7 and $9 at December 31, 2025 and 2024, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2, $10 and $0 for the years ended December 31, 2025, 2024 and 2023, respectively.

15.
Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non-applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$301
Fair Value	$460	$245	$327	$310

Ending Balance
BACV	XXX	XXX	XXX	$313
Fair Value	$460	$245	$327	$321

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320

Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

	2025			2024
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
ICO - BACV	$276	$38	$314	$257	$49	$306
ICO - FV	283	38	321	259	50	309

These securities have maturity dates that range from January 15, 2026 to November 15, 2079.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Millions, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2025 and 2024:

December 31, 2025
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$311	$207	$232	$117

Ending Balance (1)
Cash	$311	$207	$81	$117
(1) The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2024
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$154	$197	$221	$113

Ending Balance(1)
Cash	$154	$197	$80	$113
(1) The remaining collateral held was greater than 90 days from contractual maturity.

The Company does not maintain or utilize dollar repurchase agreements.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell or reacquire any securities with an NAIC designation of 3 or below during 2025.

16.
Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2025 through April 24, 2026.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Life Insurance Company	36-6071399

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2025

Entity Name	FEIN

Transamerica Fund Services Inc	59-3403587
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
Transamerica United Financial Services LLC	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial
Statement Schedules

Report of Independent Auditors

To the Board of Directors of
Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2025 and 2024 and for the years then ended, and have issued our report thereon dated April 24, 2026. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP
April 24, 2026
Philadelphia, PA

Transamerica Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Millions)

December 31, 2025

SCHEDULE I
Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,098	$3,605	$4,739
States, municipalities and political subdivisions	2,042	1,733	2,042
Foreign governments	791	735	791
Hybrid securities	—	—	—
All other corporate bonds	41,625	39,695	41,624
Preferred stocks	42	40	40
Total fixed maturities	48,598	45,808	49,236

Equity securities
Common stocks:
Industrial, miscellaneous and all other	58	73	73
Total equity securities	58	73	73

Mortgage loans on real estate	8,818		8,818
Real estate	37		37
Policy loans	2,376		2,376
Other long-term investments	1,002		1,002
Receivable for securities	10		10
Receivable for derivative cash collateral posted to counterparty	531		531
Securities lending	1,657		1,657
Cash, cash equivalents and short-term investments	1,103		1,103
Total investments	$64,190		$64,843
 (1) Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2) Bonds of $31 are held at fair value rather than amortized cost. Preferred stock of $40 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information
(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2025
Individual life	$28,785	$—	$478	$(365)	$1,914	$(1,718)	$1,815
Individual health	6,273	98	267	595	397	789	169
Group life and health	2,397	17	136	836	130	587	299
Annuity	16,839	—	38	13,966	1,148	20,686	(4,740)
	$54,294	$115	$919	$15,032	$3,589	$20,344	$(2,457)

Year ended December 31, 2024
Individual life	$34,414	$—	$576	$3,467	$1,983	$4,960	$1,418
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)
	$57,938	$117	$1,048	$18,767	$3,743	$25,731	$(3,214)

Year ended December 31, 2023
Individual life	$29,961	$—	$493	$2,410	$1,882	$2,870	$1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)
	$52,372	$124	$983	$9,516	$3,597	$14,412	$(1,661)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance
(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2025
Life insurance in force	$820,838	$459,377	$203,762	$565,223	36%

Premiums:
Individual life	$4,592	$5,879	$922	$(365)	(253)%
Individual health	643	52	4	595	1
Group life and health	867	32	1	836	0
Annuity	13,976	13	3	13,966	0
	$20,078	$5,976	$930	$15,032	6%

Year ended December 31, 2024
Life insurance in force	$805,576	$494,708	$234,794	$545,662	43%

Premiums:
Individual life	$4,495	$1,971	$943	$3,467	27%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0
	$19,907	$2,094	$954	$18,767	5%

Year ended December 31, 2023
Life insurance in force	$798,119	$540,679	$262,185	$519,625	50%

Premiums:
Individual life	$4,598	$3,029	$841	$2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0
	$16,262	$7,602	$856	$9,516	9%

PART C

OTHER INFORMATION

 Item 27. Exhibits

Exhibit No:	Description

(a)	Board of Directors Resolution

(a)(1)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

(a)(2)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 16

(a)(3)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 16

(a)(4)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 16

(a)(5)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Transamerica Life Insurance Company. Note 26

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts

(c)(1)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

(c)(2)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 16

(c)(3)	Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

(d)	Contracts

(d)(1)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract. Note 4

(d)(2)	Enhanced Death Benefit Endorsement (EA128). Note 5

(d)(3)	Endorsement (EA124). Note 5

(d)(4)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

(d)(5)	Additional Earnings Rider (AER01). Note 6

(d)(6)	Additional Earnings Rider (AER02). Note 7

(d)(7)	Split Contract Endorsement (EA141). Note 7

(d)(8)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B). Note 6

(d)(9)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 7

(e)	Applications

(e)(1)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. Note 8

(f)	Depositor’s Certificate of Incorporation and By-laws

(f)(1)	Articles of Incorporation Transamerica Life Insurance Company. Note 27

(f)(2)	Bylaws Transamerica Life Insurance Company. Note 27

(g)	Reinsurance Contracts

(g)(1)	Reinsurance Agreement (TIRe). Note 9

(g)(2)	Assignment, Transfer, And Novation. Note 20

(g)(3)	First Amended and Restated Reinsurance Agreement. Note 20

(h)	Participation Agreements

(h)(1)(i)	Participation Agreement (Access One and ProFunds). Note 10

(h)(1)(ii)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 16

(h)(1)(iii)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 11

(h)(1)(iv)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 12

(h)(1)(v)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 13

(h)(1)(vi)	Amendment No. 9 to Participation Agreement (ProFunds). Note 28

(h)(1)(vii)	Amendment No. 10 to Participation Agreement (ProFunds). Note 29

(h)(2)	Participation Agreement (Fidelity). Note 14

(h)(2)(i)	Amendment No. 4 to Participation Agreement (Fidelity). Note 17

(h)(2)(ii)	Amendment No. 5 to Participation Agreement (Fidelity). Note 2

(h)(2)(iii)	Amendment No. 6 to Participation Agreement (Fidelity). Note 18

(h)(2)(iv)	Amendment No. 7 to Participation Agreement (Fidelity). Note 19

(h)(2)(v)	Amendment No. 9 to Participation Agreement (Fidelity). Note 28

(h)(2)(vi)	Amendment No. 10 to Participation Agreement (Fidelity). Note 29

(h)(3)	Participation Agreement (TST). Note 15

(h)(3)(i)	Amendment No. 1 to Participation Agreement (TST). Note 13

(h)(3)(ii)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 16

(h)(3)(iii)	Amendment No. 2 to Participation Agreement (TST). Note 19

(h)(3)(iv)	Schedule A Revision 5-1-2015 (TST). Note 19

(h)(3)(v)	Schedule A Revision 7-1-2015 (TST). Note 20

(h)(3)(vi)	Schedule A Revision 12-18-2015 (TST). Note 20

(h)(3)(vii)	Schedule A Revisions 3-21-2016 (TST). Note 20

(h)(3)(viii)	Schedule A Revision 5-1-2016 (TST). Note 20

(h)(3)(ix)	Schedule A Revision 12-16-2016 (TST). Note 21

(h)(3)(x)	Schedule A Revision 5-1-2017 (TST). Note 22

(h)(3)(xi)	Schedule A Revision 9-29-2017 (TST). Note 23

(h)(3)(xii)	Schedule A Revision 5-1-2018 (TST). Note 24

(h)(3)(xiii)	Schedule A Revision 11-1-2018 (TST). Note 24

(h)(3)(xiv)	Schedule A Revision 11-1-2019 (TST). Note 25

(h)(3)(xv)	Amendment No. 3 to Participation Agreement (TST). Note 28

(h)(3)(xvi)	Schedule A Revision 5-1-2023 (TST). Note 28

(h)(3)(xvii)	Amendment No. 4 to Participation Agreement (TST). Note 29

(h)(3)(xviii)	Schedule A Revision 5-1-2023 (TST). Note 29

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and Consent of Counsel. Filed herewith.

(l)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(l)(i)	Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(m)	Omitted Financial Statements. Not applicable

(n)	Initial Capital Agreements. Not applicable

(o)	Initial Summary Prospectuses. Not applicable.

(p)	Powers of Attorney. Filed herewith.

(p)(1)	Resolution of the Board of Directors Authorizing the Principal Executive Officer to sign on behalf of Transamerica Life Insurance Company pursuant to power of attorney. Note 29.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-24959) filed on April 11, 1997.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-24959) filed on April 22, 1999.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 8.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-24959) filed on June 26, 1997.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 11.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 333-108525) filed on August 16, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 033-80958) filed on April 27, 2005.

Note 15.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 16.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-199072) Filed on October 1, 2014.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 29, 2008.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) Filed on April 30, 2014.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199072) Filed on April 28, 2015.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199072) filed on April 26, 2016.

Note 21.	Incorporated herein by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-199072) filed on April 27, 2017.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-199072) filed on April 26, 2018.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-199072) filed on December 7, 2018.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-199072) filed on April 24, 2020.

Note 26.	Incorporated herein by reference to the Initial filing of Form N-4 Registration Statement (File No. 333-249119) filed on September 29, 2020.

Note 27.	Incorporated by reference to the Initial Filing of Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010

Note 28.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-249144) filed on April 29, 2024.
Note 29.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-249144) filed on April 29, 2025.

Note 30.	Filed Herewith.

Item 28. Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Jamie Ohl	Director and President
1801 California St. Suite 5200
Denver, CO 80202

Bonnie T. Gerst	Director, Chairman of the Board and Senior Vice President, Financial Assets
6400 C Street SW
Cedar Rapids, Iowa 52499

Andrew S. Williams	Director, General Counsel, Secretary and Senior Vice President
100 Light Street
Baltimore, MD 21202

Maurice Perkins	Director, Chief Corporate Affairs Officer
100 Light Street
Baltimore, MD 21202

Matt Keppler	Director, Chief Financial Officer, Executive Vice President and Treasurer
100 Light Street
Baltimore, MD 21202

Chris Giovanni	Director, Chief Strategy & Development Officer and Senior Vice President
100 Light Street
Baltimore, MD 21202

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2025, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage owner ship of voting securities giving rise to the control relationship.

Aegon Ltd. Subsidiaries Under Common Control

Company Name	Immediate Parent Ownership %	City Statutory Seat	State/Country	Parent
239 West 20th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
25 East 38th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
313 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
319 East 95th Street, LLC	17.64%	Wilmington	United States	Yarra Rapids, LLC
Administrative Group, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Aegon Mediacion S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	Serenitas, S.L.U.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.
AEGON Administracion y Servicios Aie	100.00%	Madrid	Spain	AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	AHDF Manager I, LLC
AEGON Affordable Housing Debt Fund I, LLC	5.01%	Wilimington	United States	Transamerica Life Insurance Company
AEGON AM Funds, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners I, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners II, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
Aegon AM Private Equity Partners III, LLC	100.00%	Wilmington	United States	AEGON USA Investment Management, LLC
AEGON Asia B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Asset Management (Asia) Limited	100.00%	Hong Kong	Hong Kong	AEGON Asset Management Holding B.V.
AEGON Asset Management Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Asset Management Hungary B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management Limited	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK plc
Aegon Asset Management Pan-Europe B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Aegon Asset Management UK Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON Asset Management Holding B.V.
Aegon Asset Management UK plc	100.00%	Edinburgh	United Kingdom	Aegon Asset Management UK Holdings Limited
AEGON Brazil Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON Brazil Holding II B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON CEE B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
Aegon Community Investments 50, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 51, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 52, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 53, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 54, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 55, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 56, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 57, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 58, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 59, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 60, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 61, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 62, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 63, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 64, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 65, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 66, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 67, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 68, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Aegon Community Investments 69, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Community Investments 70, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
AEGON Corporate Center B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Custody B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Derivatives N.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Digital Investments Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Direct Marketing Services International, LLC	100.00%	Baltimore	United States	AUSA Holding, LLC
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	100.00%	Monterrey	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON DMS Holding B.V.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	98.78%	Mexico City	Mexico	AEGON Mexico Holding B.V.
AEGON Direct Marketing Services, Inc.	100.00%	Baltimore, MD	United States	Transamerica Life Insurance Company
AEGON DMS Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
AEGON EDC Limited	100.00%	Edinburgh	United Kingdom	Aegon Ltd.
Aegon Employees Netherlands B.V.	100.00%	The Hague	Netherlands	AEGON Europe Holding B.V.
Aegon Energy Management, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Aegon Energy Partners Fund, LLC	100.00%	Wilmington	United States	Aegon Energy Management, LLC
AEGON España, S.A.U. de Seguros y Reaseguros	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
AEGON Europe Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Financial Services Group, Inc.	100.00%	St. Paul, Minnesota	United States	Transamerica Life Insurance Company
AEGON Funding Company LLC	100.00%	Wilmington, Delaware	United States	Transamerica Corporation
Aegon Global Services, LLC	100.00%	Cedar Rapids, Iowa	United States	Commonwealth General Corporation
AEGON Growth Capital Fund I C.V.	100.00%	Amsterdam	Netherlands	AEGON Growth Capital Fund I GP B.V.
AEGON Growth Capital Fund I GP B.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
AEGON Growth Capital Management B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Iberia Holding B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON India Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon Insights Limited	100.00%	Hong Kong	Hong Kong	AEGON DMS Holding B.V.
AEGON Institutional Markets, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
Aegon Insurance Asset Management Company Limited	100.00%	Shanghai	China	Aegon Ltd.
AEGON International B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON Investment Management B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
AEGON Investment Solutions - Nominee 1 (Gross) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 2 (Net) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions - Nominee 3 (ISA) Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Investment Solutions Ltd	100.00%	Edinburgh	United Kingdom	Aegon UK Investment Holdings Limited
Aegon Investments Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Aegon LIHTC Fund 51, LLC	0.01%	Wilmington	United States	Aegon Community Investments 51, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Aegon Community Investments 52, LLC
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 52, LLC	11.82%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Aegon Community Investments 55, LLC
Aegon LIHTC Fund 55, LLC	2.83%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 57, LLC	0.01%	Wilmington	United States	Aegon Community Investments 57, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Aegon Community Investments 58, LLC
Aegon LIHTC Fund 58, LLC	2.93%	Wilmington	United States	Transamerica Life Insurance Company
Aegon LIHTC Fund 62, LLC	0.01%	Wilmington	United States	Aegon Community Investments 62, LLC
Aegon LIHTC Fund 65, LLC	0.01%	Wilmington	United States	Aegon Community Investments 65, LLC
Aegon LIHTC Fund 66, LLC	0.01%	Wilmington	United States	Aegon Community Investments 66, LLC
Aegon LIHTC Fund 68, LLC	100.00%	Wilmington	United States	Aegon Community Investments 68, LLC
Aegon LIHTC Fund 70, LLC	100.00%	Wilmington	United States	Aegon Community Investments 70, LLC
Aegon Ltd.		Hamilton	Bermuda
AEGON Management Company	100.00%	Indianapolis, Indiana	United States	Transamerica Corporation

Aegon Mediacion S.L.U.	100.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
AEGON Mexico Holding B.V.	100.00%	The Hague	Netherlands	AEGON DMS Holding B.V.
Aegon Opportunity Zone Fund Joint Venture 1, LP	0.16%	Wilmington	United States	Aegon OZF Investments 1, LLC
Aegon OZF Investments 1, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON Pension Trustee Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON SANTANDER PORTUGAL NÃO VIDA - COMPANHIA DE SEGUROS S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SANTANDER PORTUGAL VIDA - COMPANHIA DE SEGUROS DE VIDA S.A.	51.00%	Lisboa	Portugal	AEGON Iberia Holding B.V.
AEGON SIPP GUARANTEE NOMINEE LIMITED	100.00%	London	United Kingdom	AEGON UK plc
Aegon SIPP Nominee 2 Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON SIPP Nominee Ltd	100.00%	Edinburgh	United Kingdom	AEGON UK plc
AEGON Taiwan Holding B.V.	100.00%	The Hague	Netherlands	AEGON International B.V.
Aegon THTF Life Insurance Co., Ltd.	50.00%	Shenzhen	China	AEGON International B.V.
AEGON Treasury Investments B.V.	100.00%	The Hague	Netherlands	Aegon Ltd.
AEGON UK Corporate Services Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Aegon UK Investment Holdings Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON UK plc	100.00%	London	United Kingdom	AEGON Europe Holding B.V.
AEGON UK Property Fund Limited	100.00%	London	United Kingdom	AEGON UK plc
AEGON USA Asset Management Holding, LLC	100.00%	Cedar Rapids, IA	United States	AUSA Holding, LLC
AEGON USA Investment Management, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Asset Management Holding, LLC
AEGON USA Real Estate Services, Inc.	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors of California, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AEGON USA Realty Advisors, LLC	100.00%	Des Moines	United States	AEGON USA Asset Management Holding, LLC
Aegon Workforce Housing Fund 2 Holding Company B, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2 Holding Company, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2, L.P
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 2, L.P	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing Fund 3 Holding Company, LLC	70.00%	Wilmington	United States	Aegon Workforce Housing Fund 3, L.P
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Fund 3, L.P	70.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Aegon Workforce Housing JV 4A, LLC	44.50%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4B, LLC	25.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing JV 4C, LLC	10.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company, LLC
Aegon Workforce Housing Park at Via Rosa REIT, LLC	20.83%	Cedar Rapids, Iowa	United States	Aegon Workforce Housing Separate Account 1, LLC
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Life Insurance Company
Aegon Workforce Housing Separate Account 1, LLC	20.83%	Cedar Rapids, Iowa	United States	Transamerica Financial Life Insurance Company
AEGONINDUSTRIAL Capital Management (Shanghai) Co., Ltd.	49.00%	Shanghai, China	China	AEGON-INDUSTRIAL Fund Management Co., LTD.
AEGON-INDUSTRIAL Fund Management Co., LTD.	49.00%	Shanghai	China	AEGON International B.V.
AGT Hungary IT Service Korlátolt Felelősségű Társaság	100.00%	Budapest	Hungary	AEGON EDC Limited
AHDF Manager I, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
ALH Properties Eight LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Eleven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Four LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Nine LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seven LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Seventeen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Sixteen LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Ten LLC	100.00%	Wilmington	United States	FGH USA LLC
ALH Properties Twelve LLC	100.00%	Wilmington	United States	FGH USA LLC

ALH Properties Two LLC	100.00%	Wilmington	United States	FGH USA LLC
AMFETF Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AMTAX Holdings 713 LLC	100.00%	Cleveland	United States	TAHP Fund 2, LLC
Andrews Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Apollo Housing Capital Arrowhead Gardens, L.L.C.	0.01%	Wilmington	United States	Garnet LIHTC Fund XXXV, LLC
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Life Insurance Company
APOP III, LLC	98.44%	Wilmington	United States	Transamerica Financial Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Life Insurance Company
APOP IV, LLC	99.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
ASR Nederland N.V.	26.60%			Aegon Ltd.
AUSA Holding, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
AUSA Properties, Inc.	100.00%	Des Moines	United States	AEGON USA Realty Advisors, LLC
AWHF2 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHF2 Subsidiary Holding Company C, LLC	100.00%	Wilmington	United States	Aegon Workforce Housing Fund 2 Holding Company C, LLC
AWHF3 General Partner, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHJV4 Manager, LLC	100.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
AWHSA Manager 1, LLC	100.00%	Cedar Rapids, Iowa	United States	AEGON USA Realty Advisors, LLC
Barfield Ranch Associates, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Barrington Hamilton Personal Asset Management Ltd	100.00%	London	United Kingdom	Origen Financial Services Limited
Café e Restaurante MAG Ltda.	50.00%	São Paolo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Carle Place Leasehold SPE, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Cofunds Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Cofunds Nominees Ltd	100.00%	London	United Kingdom	Cofunds Limited
Commonwealth General Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	AEGON International B.V.
Coöperatieve AEGON Financieringsmaatschappij U.A.	100.00%	The Hague	Netherlands	Aegon Ltd.
Cornerstone International Holdings Ltd.	100.00%	London	United Kingdom	AEGON DMS Holding B.V.
Creditor Resources, Inc.	100.00%	Bingham Farms, MI	United States	AUSA Holding, LLC
CRI Solutions, Inc.	100.00%	Elkridge, MD	United States	Creditor Resources, Inc.
Dawn Holdings LLC	19.90%		United States	Commonwealth General Corporation
Dawn Re, Inc	19.90%		United States	Dawn Holdings LLC
Dorset Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Equitable AgriFinance, LLC	50.00%	Wilmington	United States	AEGON USA Realty Advisors, LLC
Favela Promoção e Vendas Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
FGH Realty Credit LLC	100.00%	Wilmington	United States	FGH USA LLC
FGH USA LLC	100.00%	Wilmington	United States	RCC North America LLC
Fifth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Financial Planning Services, Inc.	100.00%	Washington, D.C.	United States	Commonwealth General Corporation
FINANCIERE DE L’ECHIQUIER	25.00%	Paris	France	LBP AM
First FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Fourth FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
FSBA AAM Strategic Fund I, LP	2.44%	Wilmington	United States	TA-APOP II, LLC
FSBA AAM Strategic Fund II, LP	2.46%	Wilmington	United States	APOP III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	Aegon AM Private Equity Partners III, LLC
FSBA AAM Strategic Fund III, LP	2.43%	Wilmington	United States	APOP IV, LLC
Garnet Assurance Corporation	100.00%	Frankfort	United States	Transamerica Life Insurance Company
Garnet Assurance Corporation II	100.00%	Des Moines	United States	Commonwealth General Corporation
Garnet Assurance Corporation III	100.00%	Des Moines	United States	Transamerica Life Insurance Company
Garnet Community Investments IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments X, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company

Garnet Community Investments XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XL, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XLVIII, LLC	100.00%	Wilminigton	United States	Transamerica Life Insurance Company
Garnet Community Investments XVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments XXXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet Community Investments, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Garnet Community Investments IX, LLC
Garnet LIHTC Fund IX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Garnet Community Investments V, LLC
Garnet LIHTC Fund V, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Garnet Community Investments VI, LLC
Garnet LIHTC Fund VI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments VIII, LLC
Garnet LIHTC Fund VIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund X, LLC	0.01%	Wilmington	United States	Garnet Community Investments X, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Garnet Community Investments XI, LLC
Garnet LIHTC Fund XI, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-A, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-B, LLC
Garnet LIHTC Fund XII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XII-C, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Garnet Community Investments XII, LLC
Garnet LIHTC Fund XII-C, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-A, LLC
Garnet LIHTC Fund XIII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIII-B, LLC
Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC

Garnet LIHTC Fund XIII-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIII-B, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XIX, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XL, LLC	0.01%	Wilmington	United States	Garnet Community Investments XL, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Garnet Community Investments XLI, LLC
Garnet LIHTC Fund XLI, LLC	10.01%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XLII, LLC
Garnet LIHTC Fund XLVI, LLC	0.01%	Wilmington		Garnet Community Investments XLVI, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Garnet Community Investments XLVII, LLC
Garnet LIHTC Fund XLVII, LLC	15.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Garnet Community Investments XLVIII, LLC
Garnet LIHTC Fund XLVIII, LLC	75.19%	Wilmington	United States	Transamerica Financial Life Insurance Company
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XV, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XVIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XVIII, LLC
Garnet LIHTC Fund XX, LLC	100.00%	Wilmington	United States	Garnet Community Investments XX, LLC
Garnet LIHTC Fund XXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments, LLC
Garnet LIHTC Fund XXIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Garnet Community Investments XXIV, LLC
Garnet LIHTC Fund XXIV, LLC	21.27%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXIX, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXIX, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet Community Investments XXV, LLC
Garnet LIHTC Fund XXV, LLC	1.01%	Wilmington	United States	Garnet LIHTC Fund XXVIII, LLC
Garnet LIHTC Fund XXVI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXVI, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Garnet Community Investments XXVII, LLC
Garnet LIHTC Fund XXVII, LLC	16.72%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXVIII, LLC
Garnet LIHTC Fund XXVIII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Garnet LIHTC Fund XXXI, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXI, LLC
Garnet LIHTC Fund XXXII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXII, LLC
Garnet LIHTC Fund XXXIII, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXIII, LLC
Garnet LIHTC Fund XXXIX, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXIX, LLC
Garnet LIHTC Fund XXXV, LLC	0.01%	Wilmington	United States	Garnet Community Investments XXXV, LLC
Garnet LIHTC Fund XXXVI, LLC	1.00%	Wilmington	United States	Garnet Community Investments XXXVI, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Garnet Community Investments XXXVII, LLC
Garnet LIHTC Fund XXXVII, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
GoBear (Philippines) Inc.	50.00%	Manila	Philippines	Woodpecker Asia Tech PTE Ltd.
GoBear (Vietnam) Co., Ltd.	50.00%	Ho Chi Minh City	Vietnam	Woodpecker Asia Tech PTE Ltd.
Hague Reinsurance Management N.V.	100.00%	The Hague	Netherlands	AEGON Digital Investments Holding B.V.
Horizons Acquisition 5, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Horizons St. Lucie Development, LLC	100.00%	Plantation	United States	PSL Acquisitions Operating, LLC
Hubei Xinhuaxin Insurance Sales Company Limited	12.40%	Hubei Province, China	China	AEGON International B.V.
Imani FE, L.P.	99.99%	Los Angeles	United States	TAH Imani Fe GP, LLC
Imani FE, L.P.	99.99%	Los Angeles	United States	Garnet LIHTC Fund XIV, LLC
Investors Warranty of America, LLC	100.00%	Iowa	United States	RCC North America LLC

Ironwood Re Corp.	100.00%	Honolulu, Hawaii	United States	Commonwealth General Corporation
IZNES SAS	0.64%	Paris	France	LBP AM
Kognita Lab S.A.	4.37%	São Paulo, Brazil	Brazil	Mongeral AEGON Holding Ltda.
LBP AM	25.00%	Paris	France	AEGON Asset Management Holding B.V.
LBP AM	25.00%	Paris	France	LBP AM
LBPAM Private Debt GP Lux SARL	25.00%	Luxembourg	Luxembourg	LBP AM
LCS Associates, LLC	100.00%	Wilmington	United States	RCC North America LLC
Life Investors Alliance LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Lochside Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Longevity Services Consultoria e Serviços Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
MAG Consultoria de Investimentos Ltda.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
MAG Instituição de Pagamento Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral Aegon Holding Financeira
MAG Tanure Holding Participações S.A.	25.00%	Belo Horizonte, Minas Gerais	Brazil	Mongeral AEGON Holding Ltda.
Minster Nominees Limited	100.00%	London	United Kingdom	Cofunds Limited
Mitigation Manager LLC	100.00%	Wilmington	United States	RCC North America LLC
Momentum Group Limited	100.00%	London	United Kingdom	Aegon UK Investment Holdings Limited
Money Services, Inc.	100.00%	Wilimington	United States	AUSA Holding, LLC
Mongeral Aegon Administração de Benefícios LTDA.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Capitalização S.A.	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Seguros e Previdência SA
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	AEGON Brazil Holding II B.V.
Mongeral Aegon Gestão de Fundos Imobiliários Ltda	20.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral Aegon Holding Financeira	50.00%	Rio de Janeiro, Brazil	Brazil	Mongeral AEGON Holding Ltda.
Mongeral AEGON Holding Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Mongeral AEGON Investimentos Ltda.	50.00%	Rio de Janeiro	Brazil	Mongeral AEGON Holding Ltda.
Mongeral Aegon Renda Variavel Ltda	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Investimentos Ltda.
Mongeral AEGON Seguros e Previdência SA	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding B.V.
Monumental General Administrators, Inc.	100.00%	Baltimore, MD	United States	AUSA Holding, LLC
MT ADMINISTRADORA E CORRETORA DE SEGUROS LTDA	50.00%	São Paulo	Brazil	Mongeral AEGON Holding Ltda.
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio 3, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio I, LLC	68.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Life Insurance Company
Natural Resources Alternatives Portfolio II, LLC	100.00%	Wilmington, DE	United States	Transamerica Financial Life Insurance Company
NEWCAST PROPERTY DEVELOPMENTS (ONE) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
NEWCAST PROPERTY DEVELOPMENTS (TWO) LIMITED	100.00%	London	United Kingdom	AEGON UK Property Fund Limited
Nomagon Title Grandparent, LLC	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Nomagon Title Holding 1, LLC	100.00%	Wilmington	United States	Nomagon Title Parent, LLC
Nomagon Title Parent, LLC	100.00%	Wilmington	United States	Nomagon Title Grandparent, LLC
North Westerly Holding B.V.	100.00%	The Hague	Netherlands	AEGON Asset Management Holding B.V.
Origen Financial Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Limited	100.00%	London	United Kingdom	Momentum Group Limited
Origen Trustee Services Limited	100.00%	London	United Kingdom	Momentum Group Limited
Osceola Mitigation Partners, LLC	50.00%	Bonita Springs	United States	Mitigation Manager LLC
Pearl Holdings, Inc. I	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pearl Holdings, Inc. II	100.00%	Wilmington	United States	AEGON USA Asset Management Holding, LLC
Pension Geeks Limited	100.00%	London	United Kingdom	AEGON UK plc
Peoples Benefit Services, LLC	100.00%	Exton, PA	United States	Transamerica Life Insurance Company
Placer 400 Investors, LLC	50.00%	Sacremento	United States	RCC North America LLC
PSL Acquisitions Operating, LLC	100.00%	Des Moines	United States	RCC North America LLC
PT Futuready Insurance Broker	80.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	Aegon Insights Limited

PT. Aegon Insights Indonesia	100.00%	Jakarta	Indonesia	AEGON DMS Holding B.V.
RCC North America LLC	100.00%	Wilmington	United States	Transamerica Corporation
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 2, L.L.C.	9.75%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3, L.L.C.	25.60%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 3A, Inc.	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 HR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Life Insurance Company
Real Estate Alternatives Portfolio 4 MR, LLC	36.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
River Ridge Insurance Company	100.00%	Burlington, VT	United States	AEGON Management Company
Rock Springs Drive, LLC	98.00%	Lutherville	United States	Investors Warranty of America, LLC
SANTANDER GENERALES SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
SANTANDER VIDA SEGUROS Y REASEGUROS, S.A.	51.00%	Madrid	Spain	AEGON España, S.A.U. de Seguros y Reaseguros
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable (Managed Funds) Limited	100.00%	Edinburgh	United Kingdom	Scottish Equitable plc
Scottish Equitable Holdings Limited	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	Scottish Equitable Holdings Limited
Scottish Equitable plc	100.00%	Edinburgh	United Kingdom	AEGON UK plc
Second FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Serenitas, S.L.U.	100.00%	Madrid	Spain	Aegon Iberia Holding BV, Sucursal en España
Seventh FGP LLC	100.00%	Wilmington	United States	FGH USA LLC
Sicoob Seguradora de Vida e Previdência S.A.	25.00%	Rio de Janeiro	Brazil	Mongeral AEGON Seguros e Previdência SA
Simple2u Seguros S.A.	50.00%	Rio de Janeiro, Brazil	Netherlands	Mongeral AEGON Seguros e Previdência SA
St. Lucie West Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Stonebridge Benefit Services, Inc.	100.00%	Wilmington, DE	United States	Commonwealth General Corporation
TA Private Equity Assets, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP I-A, LLC	100.00%	Wilmington	United States	Transamerica Financial Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Life Insurance Company
TA-APOP II, LLC	97.59%	Wilmington	United States	Transamerica Financial Life Insurance Company
TABR Realty Services, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
TAH Imani Fe GP, LLC	100.00%	Los Angeles	United States	Garnet Assurance Corporation
TAH Pentagon Funds, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
TAHP Fund 2, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund VIII, LLC
TAHP Fund VII, LLC	100.00%	Wilmington	United States	Garnet LIHTC Fund XIX, LLC
TAH-Solar SLP, LLC	100.00%	Des Moines	United States	Transamerica Affordable Housing, Inc.
Tenet Group Limited (Minority Shareholding)	23.27%	London	United Kingdom	AEGON UK plc
TLIC Oakbrook Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
TLIC Watertree Reinsurance Inc.	100.00%	Cedar Rapids, IA	United States	Transamerica Life Insurance Company
Tradition Development Company, LLC	100.00%	Fort Lauderdale	United States	PSL Acquisitions Operating, LLC
Transamerica (Bermuda) Services Center, Ltd.	100.00%	Hamilton, BM	Bermuda	AEGON International B.V.
Transamerica Affordable Housing, Inc.	100.00%	Los Angeles	United States	TABR Realty Services, LLC
Transamerica Agency Network, LLC	100.00%	Cedar Rapids	United States	AUSA Holding, LLC

Transamerica Asset Holding, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Asset Management, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Bermuda Re, Ltd.	100.00%	Hamilton, BM	Bermuda	Transamerica Life Insurance Company
Transamerica Capital, LLC	100.00%	Denver	United States	AUSA Holding, LLC
Transamerica Casualty Insurance Company	100.00%	Cedar Rapids, IA	United States	Transamerica Corporation
Transamerica Corporation	100.00%	Wilmington, DE	United States	AEGON International B.V.
Transamerica Corporation	100.00%	Portland, Oregon	United States	Transamerica Corporation
Transamerica Direct Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	AEGON DMS Holding B.V.
Transamerica Direct Marketing Consultants Private Limited	100.00%	Mumbai	India	AEGON DMS Holding B.V.
Transamerica Finance Corporation	100.00%	Wilmington, DE	United States	Transamerica Corporation
Transamerica Financial Advisors, LLC	100.00%	Wilmington	United States	AUSA Holding, LLC
Transamerica Financial Life Insurance Company	100.00%	Albany, New York	United States	Transamerica Corporation
Transamerica Foundation	100.00%	Des Moines, Iowa	United States	Transamerica Corporation
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	AUSA Holding, LLC
Transamerica Fund Services, Inc.	100.00%	Denver, CO	United States	Transamerica Life Insurance Company
Transamerica Health Savings Solutions, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Institute	100.00%	Cedar Rapids, Iowa	United States	Transamerica Corporation
Transamerica Insurance Marketing Asia Pacific Pty. Ltd.	100.00%	Sydney	Australia	Transamerica Direct Marketing Asia Pacific Pty. Ltd.
Transamerica International Direct Marketing Consultants, LLC	49.00%	Baltimore, Maryland	United States	AEGON Direct Marketing Services, Inc.
Transamerica Investors Securities, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Life (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Transamerica Life Insurance Company
Transamerica Life Insurance Company	100.00%	Cedar Rapids, IA	United States	Commonwealth General Corporation
Transamerica Life International (Bermuda) Ltd.	100.00%	Hamilton, Bermuda	Bermuda	Aegon Ltd.
Transamerica Resources, Inc.	100.00%	Baltimore, MD	United States	Monumental General Administrators, Inc.
Transamerica Retirement Advisors, LLC	100.00%	Wilmington, DE	Netherlands	Transamerica Retirement Solutions, LLC
Transamerica Retirement Insurance Agency, LLC	100.00%	Wilmington, DE	United States	Transamerica Retirement Solutions, LLC
Transamerica Retirement Solutions, LLC	100.00%	Wilmington, DE	United States	AUSA Holding, LLC
Transamerica Stable Value Solutions Inc.	100.00%	Wilmington	United States	Commonwealth General Corporation
Transamerica Travel and Conference Services, LLC	100.00%	Cedar Rapids	United States	Money Services, Inc.
Transamerica Trust Company	100.00%	Cedar Rapids	Netherlands	AUSA Holding, LLC
Transamerica United Financial Services, LLC	100.00%	Baltimore, MD	United States	Transamerica Corporation
Transamerica Ventures Fund II, LLC	100.00%	Wilmington, Delaware	United States	AUSA Holding, LLC
ULI Funding, LLC	100.00%	Cedar Rapids, Iowa	United States	AUSA Holding, LLC
WFG Insurance Agency of Puerto Rico, Inc.	100.00%	San Juan	Puerto Rico	World Financial Group Insurance Agency, LLC
WFG Properties Holdings, LLC	100.00%	Atlanta, GA	United States	World Financial Group, Inc.
WFG Securities Inc.	100.00%	Vaughan	Canada	World Financial Group Holding Company of Canada Inc.
Winsocial Administradora de Benefícios Ltda.	50.00%	Rio de Janeiro	Brazil	AEGON Brazil Holding II B.V.
Woodpecker Asia Holding I B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Holding II B.V. in liquidation	50.00%	The Hague	Netherlands	Woodpecker Holding B.V.
Woodpecker Asia Tech PTE Ltd.	50.00%	Singapore	Singapore	Woodpecker Holding B.V.
Woodpecker Holding B.V.	50.00%	The Hague	Netherlands	AEGON International B.V.
World Financial Group Holding Company of Canada Inc.	100.00%	Vaughan	Canada	Commonwealth General Corporation
World Financial Group Insurance Agency of Canada Inc.	100.00%	Toronto	Canada	World Financial Group Holding Company of Canada Inc.
World Financial Group Insurance Agency of Hawaii, Inc.	100.00%	Honolulu	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Massachusetts, Inc	100.00%	Quincy	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency of Wyoming, Inc.	100.00%	Cheyenne	United States	World Financial Group Insurance Agency, LLC
World Financial Group Insurance Agency, LLC	100.00%	Los Angeles	United States	AUSA Holding, LLC
World Financial Group, Inc.	100.00%	Wilmington	United States	Transamerica Asset Holding, LLC
Yarra Rapids, LLC	17.64%	Wilmington	United States	Real Estate Alternatives Portfolio 4 MR, LLC
Zahorik Company, Inc.	100.00%	Los Angeles	United States	AUSA Holding, LLC
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Life Insurance Company
Zero Beta Fund, LLC	49.86%	Wilmington	United States	Transamerica Financial Life Insurance Company

Item 30. Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31 Principal Underwriters

(a) Transamerica Capital, LLC serves as the principal underwriter for:

Transamerica Capital, LLC serves as the principal underwriter for the Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Variable Life Separate Account II, Retirement Builder Variable Annuity Account, Separate Account Fund B, Separate Account Fund C, Separate Account VA AA, Separate Account VA B, Separate Account VA BB, Separate Account VA CC, Separate Account VA DD, Separate Account VA FF, Separate Account VA HH, Separate Account VA Q, Separate Account VA U, Separate Account VA V, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account VL, Separate Account VL E, Separate Account VUL-A, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Variable Life Account A, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, and WRL Series Life Corporate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, LLC serves as principal underwriter for ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, Separate Account VA BNY, Separate Account VA QNY, Separate Account VA-2LNY, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Separate Account B, TFLIC Separate Account C, TFLIC Separate Account VNY, TFLIC Pooled Account No. 44, TFLIC Series Annuity Account, TFLIC Series Life Account, and Transamerica Variable Funds. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, LLC also serves as principal underwriter for Transamerica Series Trust and Transamerica Funds.

(b) Directors and Officers of Transamerica Capital, LLC:

Name	Principal Business Address	Position and Officers with Underwriter
Timothy Ackerman	(3)	Manager, President & Asset Management Distribution
Brian Beitzel	(2)	Chief Financial Officer & Treasurer
Mark Halloran	(3)	Manager & Vice President
David Cheung	(3)	Assistant Secretary
Jonathan Cressman	(3)	President, Annuity Distribution
Daniel Goodman	(1)	Secretary
Doug Hellerman	(3)	Chief Compliance Officer & Vice President
Jennifer Pearce	(3)	Vice President
100 Light Street, Floor B1, Baltimore, MD 21202 6400 C Street SW, Cedar Rapids, IA 52499-0001 1801 California Street, Suite 5200, Denver, CO 80202

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, LLC	$465,673	$0	$0	$0

 (1) Fiscal Year 2025

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 6400 C Street SW., Cedar Rapids, Iowa 52499.

Item 33. Management Services.

All management service policies, if any, are discussed in Part A or Part B.

Item 34. Undertakings

The Depositor hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Brooksville and State of Florida, on April 28, 2026.

WRL SERIES ANNUITY ACCOUNT
(Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

*
By:	Jamie Ohl
Director and President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2026.

Signatures	Title

*	Director and President (Principal Executive Officer)
Jamie Ohl

*	Director, Chairman of the Board and Senior Vice President, Financial Assets
Bonnie T. Gerst

*	Director and Chief Corporate Affairs Officer
Maurice Perkins

*	Director, General Counsel, Senior Vice President and Secretary
Andrew S. Williams

*	Director, Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Matt Keppler

*	Director, Chief Strategy & Development Officer and Senior Vice President
Chris Giovanni

/s/ Brian Stallworth*	Assistant Secretary
Brian Stallworth
*By: Brian Stallworth – Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.